                 As filed with Securities and Exchange Commission on
                                April 30, 1997
                                                 Registration No. 33-88082
         ------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ----------------------------
                                   FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 2
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                            -----------------------
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)
                       NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)

                             ---------------------
                                MARIE C. SWIFT
                                    Counsel
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                                STEPHEN E. ROTH
                      Sutherland, Asbill & Brennan, L.L.P.
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

                          ---------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 1997 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

         Pursuant to Rule 24f-2, an indefinite amount of securities has been registered under the Securities Act of 1933. A Rule 24f-2 Notice was filed on February 25, 1997.

                             NEW ENGLAND LIFE
                               INSURANCE COMPANY

                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by

                    New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Flexible Premium Adjustable Variable Life Insurance Policies (the "Policies") offered by New England Life Insurance Company ("NELICO"), an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  Each Policy provides premium flexibility together with two types of death benefit guarantees as long as the total amount of premiums paid with interest, less any partial surrenders with interest, at least equals certain minimum amounts and there is no policy loan. (Policies issued in New York offer one death benefit guarantee.)

  You may choose between two death benefit options, one of which provides a fixed death benefit equal to the Policy's face amount and one of which provides a variable death benefit which may vary daily with the net investment experience of one or more mutual fund portfolios. Under either of the death benefit options, the minimum death benefit guarantee(s) will be available. The cash value of the Policy generally will increase with the payment of each premium but will vary daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  You may cancel the Policy during the "right to return the Policy" period. The first net premium for the Policy will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to your instructions.

  You may, within limits, allocate premiums to one or more of the 16 investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account") or to NELICO's Fixed Account, after certain deductions have been made. Each Sub-Account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series, the Loomis Sayles Balanced Series, the Davis Venture Value Series and the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund (the "Zenith Fund"); the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II"). The Series of the Zenith Fund are advised by affiliates of NELICO. The VIP Fund and VIP Fund II are advised by Fidelity Management & Research Company.

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses".)
----------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  SHARES OF THE ZENITH FUND, THE VIP FUND AND THE VIP FUND II, AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               MAY 1, 1997

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
GLOSSARY..................................................................  A-4
INTRODUCTION TO THE POLICIES..............................................  A-6
  The Policies............................................................  A-6
  Availability of the Policy..............................................  A-8
  Policy Charges..........................................................  A-8
  How the Policy Works.................................................... A-10
  Receipt of Communications and Payments at NELICO's Home Office.......... A-11
  NELICO.................................................................. A-11
POLICY VALUES AND BENEFITS................................................ A-12
  Death Benefit........................................................... A-12
  Minimum Guaranteed Death Benefit........................................ A-12
  Adjustments to the Death Proceeds Payable............................... A-14
  Change in Death Benefit Option.......................................... A-14
  Extending the Maturity Date............................................. A-14
  Cash Value.............................................................. A-14
  Net Investment Experience............................................... A-15
  Allocation of Net Premiums.............................................. A-15
  Amount Provided for Investment under the Policy......................... A-15
  Right to Return the Policy.............................................. A-16
CHARGES AND EXPENSES...................................................... A-16
  Deductions from Premiums................................................ A-16
  Surrender Charge........................................................ A-17
  Monthly Deduction from Cash Value....................................... A-19
  Charges Against the Eligible Funds and the Sub-Accounts of the Variable
   Account................................................................ A-21
  Group or Sponsored Arrangements......................................... A-22
PREMIUMS.................................................................. A-22
  Flexible Premiums....................................................... A-22
  Lapse and Reinstatement................................................. A-24
OTHER POLICY FEATURES..................................................... A-24
  Increase in Face Amount................................................. A-24
  Loan Provision.......................................................... A-25
  Surrender............................................................... A-27
  Partial Surrender....................................................... A-27
  Reduction in Face Amount................................................ A-28
  Acceleration of Death Benefit Rider..................................... A-28
  Investment Options...................................................... A-28
  Transfer Option......................................................... A-29
  Substitution of Insured Person.......................................... A-29
  Payment of Proceeds..................................................... A-29
  24 Month Right.......................................................... A-30
  Payment Options......................................................... A-31
  Additional Benefits by Rider............................................ A-31
  Policy Owner and Beneficiary............................................ A-32
THE VARIABLE ACCOUNT...................................................... A-32
  Investments of the Variable Account..................................... A-33
  Investment Management................................................... A-36
THE FIXED ACCOUNT......................................................... A-36
  General Description..................................................... A-37

                                                                           PAGE
                                                                           ----
  Values and Benefits..................................................... A-37
  Policy Transactions..................................................... A-37
NELICO'S DISTRIBUTION AGREEMENT........................................... A-38
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-39
  Misstatement of Age or Sex.............................................. A-39
  Suicide................................................................. A-39
TAX CONSIDERATIONS........................................................ A-39
  Policy Proceeds......................................................... A-39
  Charge for NELICO's Income Taxes........................................ A-42
MANAGEMENT................................................................ A-43
VOTING RIGHTS............................................................. A-46
RIGHTS RESERVED BY NELICO................................................. A-46
TOLL-FREE NUMBERS......................................................... A-47
REPORTS................................................................... A-47
ADVERTISING PRACTICES..................................................... A-47
LEGAL MATTERS............................................................. A-47
REGISTRATION STATEMENT.................................................... A-48
EXPERTS................................................................... A-48
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED PREMIUMS................................................. A-49
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-59
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-75
APPENDIX D: USES OF LIFE INSURANCE........................................ A-77
APPENDIX E: TAX INFORMATION............................................... A-78
FINANCIAL STATEMENTS......................................................  F-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AGE. For purposes of this prospectus, the age of an insured refers to the insured's age at his or her nearest birthday.

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NELICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Monthly Deduction from Cash Value".)

  DEATH BENEFIT OPTION 1. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, including the pro rata portion of any Monthly Deduction made for a period beyond the date of death. (See "Death Benefit".)

  DEATH BENEFIT OPTION 2. Death Benefit equals the greater of (i) the face amount of the Policy plus the Policy's cash value and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, including the pro rata portion of any Monthly Deduction made for a period beyond the date of death. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each Sub-Account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series, the Loomis Sayles Balanced Series, the Davis Venture Value Series and the Morgan Stanley International Magnum Equity Series of the Zenith Fund; the Equity-Income Portfolio, Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II. (See "The Variable Account".)

  EXCESS POLICY LOAN. The situation when policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NELICO's general account to which net premiums may be allocated. NELICO provides guarantees of principal and interest with respect to amounts allocated to the Fixed Account. (See "The Fixed Account".)

  INVESTMENT START DATE. This is the latest of the date NELICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. It is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy".)

  MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100, unless the extended maturity option has been added to the Policy. (See "Extending the Maturity Date".)

  MINIMUM GUARANTEED DEATH BENEFIT A. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if the total of: (1) premiums paid in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus (2) premiums paid less partial surrenders in the current Policy year, is at least equal to: the amount shown in the Table of Guaranteed Death Benefit A Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit A Premium for each Policy month of the current year up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan. (For Policies issued in New Jersey, a Policy loan does not automatically suspend the guarantee.) Generally, NELICO determines whether this benefit is in effect on the first day of each Policy month. However, certain Policy transactions could terminate this guarantee. This guarantee is not available under Policies issued in New York. (See "Minimum Guaranteed Death Benefit".)

  MINIMUM GUARANTEED DEATH BENEFIT B. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if the total of: (1) premiums paid in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus (2) premiums paid less partial surrenders in the current Policy year, is at least equal to: the amount shown in the Table of Guaranteed Death Benefit B Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit B Premium for each Policy month of the current year up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan. (For Policies issued in New Jersey, a Policy loan does not automatically suspend the guarantee.) Generally, NELICO determines whether this benefit is in effect on the first day of each Policy month prior to the later of: the date when the insured attains age 80, and 20 years from the Policy Date, but no later than the Maturity Date. However, certain Policy transactions could terminate this guarantee. (See "Minimum Guaranteed Death Benefit".)

  MINIMUM PREMIUM. Generally, the Minimum Premium is that amount which, if timely paid, guarantees that the Policy will not lapse during the first three Policy years even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. The Minimum Premium amount may be recalculated following certain Policy transactions. In addition, no three-year Minimum Premium death benefit guarantee will apply to the Policy following certain other Policy transactions. (See "Premiums".)

  MONTHLY DEDUCTION. The Monthly Deduction is the amount of charges deducted from the Policy's cash value each month and includes the monthly cost of insurance, the monthly cost of any benefits provided by riders, the monthly policy fee, the monthly administrative charge and the monthly minimum death benefit guarantee charge. (See "Monthly Deduction from Cash Value".)

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily from the value of each Sub-Account's assets that come from the Policies. The charge is currently at an annual rate of .75% of the Sub-Accounts' assets, and is guaranteed not to exceed .90% of the Sub-Accounts' assets. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NELICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  NET CASH VALUE. The amount you may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding policy loan and accrued interest on the loan. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period. (See "Net Investment Experience".)

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose in an effort to meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are referred to in the Policy as unscheduled payments and can be paid at any time, subject to certain limits. (See "Premiums".)

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy".)

  TABLE OF GUARANTEED DEATH BENEFIT A PREMIUMS ACCUMULATED AT 4%. The Table of Guaranteed Death Benefit A Premiums Accumulated at 4%, which appears in the Policy, is a measurement used to determine if the Minimum Guaranteed Death Benefit A is in effect. This Table assumes the Guaranteed Death Benefit A Premium that appears in the Policy is paid on the first day of each Policy year. The Table shows the value of those premiums accumulated at 4% per year. This Table is not applicable to Policies issued in New York. (See "Minimum Guaranteed Death Benefit".)

  TABLE OF GUARANTEED DEATH BENEFIT B PREMIUMS ACCUMULATED AT 4%. The Table of Guaranteed Death Benefit B Premiums Accumulated at 4%, which appears in the Policy, is a measurement used to determine if the Minimum Guaranteed Death Benefit B is in effect. This Table assumes the Guaranteed Death Benefit B Premium that appears in the Policy is paid on the first day of each Policy year. The Table shows the value of those premiums accumulated at 4% per year. (See "Minimum Guaranteed Death Benefit".)

  TARGET PREMIUM. The Target Premium is used to determine the amount of Deferred Sales Charge that may apply in the event of a surrender, partial surrender, lapse or face amount reduction. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. The annual whole life premium is calculated using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges. (See "Surrender Charge".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

  This prospectus describes Policies under which net premiums are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NELICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NELICO's general account. Amounts in the Fixed Account are backed by NELICO's general account, rather than the Variable Account. For a description of the Fixed Account, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Flexible Premium Adjustable Variable Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  The following is a brief listing of the basic features of the Policy. These and other features of the Policy are explained in detail throughout the prospectus. You should be sure to read the entire prospectus for more complete information.

  --You may choose to make premium payments under the Policy based on a schedule you determine, subject to certain limits. NELICO can limit or prohibit unscheduled payments in certain situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

  --Net premiums are invested according to your instructions in one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith Back Bay Advisors Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available to you under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. NELICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. NELICO also reserves the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on, among other things, the net investment experience of the Sub-Accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value which you invest in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose between two death benefit options under the Policy. The level option provides a death benefit equal to the Policy's face amount. The variable option provides a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of the Sub-Accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under either of these options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  --You may increase (after the first Policy year) or decrease the Policy's face amount. The increase or decrease will be reflected in the Policy's charges. (See "Increase in Face Amount" and "Reduction in Face Amount".)

  --Regardless of investment experience, each form of death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  --Unless the extended maturity option has been added to the Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will then terminate. The net cash value as of the Maturity Date will be paid to you. (See "Extending the Maturity Date".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --After the "right to return the Policy" period, you may transfer portions of the Policy's cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times per policy year (twelve times per policy year for Policies issued in New York) without NELICO's consent. NELICO currently allows 12 transfers per policy year in all states. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege is available under the Policy. A partial surrender feature is also available. (See "Loan Provision" and "Partial Surrender".)

  --Death benefits paid to the beneficiary under the Policy generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax
    Considerations".)

  --Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, NELICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  --You have an opportunity during the "right to return the Policy" period to return the Policy for a refund. You also have the right for a limited period to cancel an increase in the Policy's face amount which you have requested. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue or the effective date of a face amount increase, you may exercise the Policy's 24 Month Right, which will result in the allocation of all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision generally and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

  In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts of the Variable Account.

  The variable universal life insurance policies offered by NELICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on NELICO's assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless additional premiums are paid. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  Generally, the Policies may be issued on the lives of insureds from the age of one to 80 on an underwritten basis, and on the lives of insureds from the age of 20 to 70 on an automatic issue basis. (Automatic issue Policies are not available in New Jersey.) With NELICO's consent, the Policies may be issued on the lives of insureds less than the age of one. All persons must meet NELICO's underwriting and other criteria for issuance. Generally, the minimum face amount available is $250,000 unless NELICO consents to a lower amount. However, the minimum face amount available is $50,000 in business situations (situations in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) where either (1) the average face amount is at least $250,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $150,000. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with NELICO's consent.

POLICY CHARGES

  PREMIUM-BASED CHARGES. NELICO deducts the following charges from premiums:

  --A maximum sales charge of 4%. NELICO currently intends to waive this charge on premiums paid after the first 20 policy years. (If you increase your Policy's face amount, NELICO currently intends to waive this charge on the portion of premiums attributable to the face amount increase after 20 years from the date of the increase.) A 3% sales charge will apply to certain larger Policies and to Policies sold in certain larger business situations;

  --A state premium tax charge of 2.5%;

  --A charge for federal taxes of 1%.

  SURRENDER CHARGE. The Surrender Charge includes:

  --A deferred sales charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during Policy years one through eleven. The maximum Deferred Sales Charge is imposed for Policies which cover insureds whose issue age is 55 or less at issue, if you lapse or surrender the Policy, or reduce its face amount, in Policy years three through five. The maximum Deferred Sales Charge in those years equals 45% of one Target Premium plus 13.5% of a second Target Premium and 13.5% of a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. If you lapse or surrender the Policy, or reduce its face amount, in the first two Policy years, the maximum Deferred Sales Charge in the first Policy year will be 25% of one Target Premium and in the second Policy year will be 25% of one Target Premium plus 5% of a second Target Premium.

  --A deferred administrative charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during Policy years one through eleven. This charge is $2.50 per $1,000 of face amount for the first Policy year, and then reduces monthly until it reaches 0 at the end of the 11th Policy year. The charge will be less if the issue age is greater than 65.

  --If you increase your Policy's face amount, a new Surrender Charge period and a separate Target Premium amount will apply to the portion of the Policy resulting from the face amount increase, starting with the date of the increase.

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  MONTHLY DEDUCTION FROM CASH VALUE. NELICO deducts certain charges from the cash value:

  --Monthly charge for the cost of insurance and for any benefits provided by rider;

  --Monthly administrative charge, currently equal to $0.06 per $1,000 of face amount for the first Policy year and $0.02 per $1,000 thereafter (guaranteed not to exceed $0.08 per $1,000 of face amount in the first Policy year and $0.04 per

    $1,000 thereafter). On a current basis, NELICO intends not to charge more than $40 per month for the monthly administrative charge in Policy years two and after. For certain larger Policies and Policies sold in certain larger business situations the monthly administrative charge for the first Policy year currently equals $0.05 per $1,000 of face amount rather than $0.06;

  --Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  --Monthly policy fee, currently equal to $4.50 per month (guaranteed not to exceed $7.00 per month).

  CHARGE FOR FACE AMOUNT INCREASES. If you increase your Policy's face amount and medical underwriting is required for the increase, a charge of $2.50 per $1,000 of face amount increase will be deducted from your Policy's cash value on the date the increase takes effect. NELICO currently limits this charge to a maximum of $200.

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  --Daily charge against the Sub-Account assets for NELICO's mortality and expense risk, currently equal to an annual rate of .75% (guaranteed not to exceed .90%);

  --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. NELICO may, however, impose such a charge in the future.

  See "Charges and Expenses" and "Other Policy Features--Increase in Face
Amount".

                             HOW THE POLICY WORKS

--------------------------------------------------------------------------------
Premium Payments
 . Flexible
 . Planned premium options
  -Minimum premium (in first three Policy years)
  -Guaranteed Death Benefit B Premium (to age 80)
  -Guaranteed Death Benefit A Premium (to age 100)(not available under Policies issued in New York)
--------------------------------------------------------------------------------
        [ARROW POINTING TO CHARGES FROM PREMIUM PAYMENTS APPEARS HERE]
--------------------------------------------------------------------------------
Charges from Premium Payments
 . Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations). NELICO intends to waive after 20 policy yrs. and after
  20 years for premiums relating to a face amount increase
 . State Premium Tax Charge: 2.5%
 . Charge for Federal Taxes: 1%
--------------------------------------------------------------------------------
                 [ARROW POINTING TO CASH VALUES APPEARS HERE]
--------------------------------------------------------------------------------
Loans
 . After the free look period, you may borrow a portion of your cash value
 . Loan interest charge is 5.5%. Loaned funds are transferred out of the Eligible
  Funds into the General Account where they are credited with not less than 4.0% interest
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retirement Benefits
 . Fixed settlement options are available for policy proceeds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Values
 . Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the Zenith Money Market Sub-Account)
 . The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 . The cash value invested in mutual funds is not guaranteed
 . Any earnings are accumulated free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) up to 12 times per policy year, after the free look period.
  Transfers from (and, in certain circumstances, to) the Fixed Account are limited as to timing, frequency and amount
 . Your cash value may be allocated among a maximum of ten accounts at any one time
--------------------------------------------------------------------------------
                    [ARROW POINTING TO LOANS APPEARS HERE]
             [ARROW POINTING TO RETIREMENT BENEFITS APPEARS HERE]
                [ARROW POINTING TO DEATH BENEFIT APPEARS HERE]
         [ARROW POINTING TO DAILY DEDUCTIONS FROM ASSETS APPEARS HERE]
          [ARROW POINTING TO BEGINNING OF MONTH CHARGES APPEARS HERE]
              [ARROW POINTING TO SURRENDER CHARGES APPEARS HERE]
               [ARROW POINTING TO LIVING BENEFITS APPEARS HERE]
--------------------------------------------------------------------------------
Death Benefit
 . Level or Variable Death Benefit Options
 . Guaranteed not to be less than initial face amount if Death Benefit Guarantee is in effect
 . Income tax free to named beneficiary
 . Face amount may be increased, subject to a processing fee of $2.50 per $1,000 face amount and any necessary underwriting
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Daily Deductions from Assets
 . Mortality and expense risk charges of .75% (guaranteed not to exceed .90%) on an annual basis are deducted from the cash value daily
 . Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Beginning of Month Charges
 . The cost of insurance protection (reflecting any substantial risk or automatic issue rating) is deducted from the cash value each month
 . Any Rider Charges
 . Policy Fee: $4.50 (not to exceed $7.00) per month
 . Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly
 . Administrative Charge: $.06 (guaranteed not to exceed $.08) per $1,000 face amount monthly (first year) and $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly (after first year).
  For certain larger Policies and Policies sold in certain business situations charge is currently $.05 per $1,000 in first year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Surrender Charges
 . Consist of Deferred Sales Charge and Deferred Administrative Charge (see page
  A-17)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Living Benefits
 . If policyholder has elected and qualified for benefits for disability and becomes totally disabled, company will waive monthly charges during the period of disability up to certain limits.
 . Policy may be surrendered at any time for its cash surrender value
 . Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 . Grace period for lapsing with no value is 62 days from the first date in which
  Monthly Deduction was not paid due to insufficient cash value
 . Subject to NELICO's rules, a lapsed Policy may be reinstated within seven years of date of lapse if it has not been surrendered
--------------------------------------------------------------------------------

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  NELICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Home Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). Effective August 30, 1996, The New England merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, The New England's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.


  The following chart illustrates the relationship of NEVLICO, the Fixed Account, the Variable Account and the Eligible Funds.

            ------------------------------------------------------------------------------------------------------------
                                                              NELICO
            ------------------------------------------------------------------------------------------------------------
                        (Insurance company subsidiary of MetLife)

                        Charges are deducted.

                        Net premiums and net unscheduled payments are allocated to the Policy Owner's choice of sub-
                        accounts in the Variable Account or to the Fixed Account.

   Premiums           --------------------------------------------------------------------------------------------------
        and                                                  VARIABLE ACCOUNT
Unscheduled           --------------------------------------------------------------------------------------------------
   Payments
     [ARROW           Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith   Zenith
   POINTING   Fixed   Capital  Bond     Money    Man-     Stock    Growth   Avanti   Small    Bal-     Equity   Venture
      RIGHT  Account  Growth   Income   Market   aged     Index    and      Growth   Cap      anced    Growth   Value
    APPEARS           Sub-     Sub-     Sub-     Sub-     Sub-     Income   Sub-     Sub-     Sub-     Sub-     Sub-
      HERE]           Account  Account  Account  Account  Account  Sub-     Account  Account  Account  Account  Account
                                                                   Account
                      --------------------------------------------------------------------------------------------------
                      --------------------------------------------------------------------------------------------------
                                                             VARIABLE ACCOUNT
                      --------------------------------------------------------------------------------------------------
                      Zenith   Equity-  Over-    High     Asset
                      Inter-   Income   seas     Income   Man-
                      national Sub-     Sub-     Sub-     ager
                      Magnum   Account  Account  Account  Sub-
                      Equity                              Account
                      Sub-
                      Account
                      --------------------------------------------------------------------------------------------------

   Sub-accounts buy
   shares of the                        [TWELVE ARROWS POINTING TO NEW ENGLAND ZENITH FUND APPEARS HERE]
   Eligible Funds.
     -------------------------------------------------------------------------------------------------------------------
                                                 NEW ENGLAND ZENITH FUND
     -------------------------------------------------------------------------------------------------------------------
     Capital  Back Bay   Back Bay   Back Bay   Westpeak  Westpeak  Loomis  Loomis  Loomis  Alger   Davis    Morgan
     Growth   Advisors   Advisors   Advisors   Stock     Growth    Sayles  Sayles  Sayles  Equity  Venture  Stanley
     Series   Bond       Money      Managed    Index     and       Avanti  Small   Bal-    Growth  Value    Inter-
              Income     Market     Series     Series    Income    Growth  Cap     anced   Series  Series   national
              Series     Series                          Series    Series  Series  Series                   Magnum
                                                                                                            Equity
                                                                                                            Series
     -------------------------------------------------------------------------------------------------------------------

     [THREE ARROWS       [ARROW
      POINTING TO      POINTING TO
       VIP FUND        VIP FUND II
     APPEARS HERE     APPEARS HERE]
     -------------------------------
                             VIP
                             FUND
          VIP FUND           II
     -------------------------------
     Equity   Over-  High    Asset
     Income   seas   Income  Man-
     Port-    Port-  Port-   ager
     folio    folio  folio   Port-
                             folio
     -------------------------------------------------------------------------------------------------------------------

     Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  If the insured dies before the Maturity Date, NELICO will pay a death benefit to the beneficiary.

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you may choose between two death benefit options.

  The Option 1 (Face Amount) death benefit provides a death benefit equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 (Face Amount Plus Cash Value) death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, of the Policy's cash value. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value, including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, as set forth in Table I below. This means that, if the cash value grows to certain levels, the death benefit will be increased to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

                                    TABLE I

         AGE OF                                 AGE OF
   INSURED AT START OF    PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
     THE POLICY YEAR       CASH VALUE*      THE POLICY YEAR      CASH VALUE*
   -------------------    -------------   -------------------   -------------
   0 through 40                250                61                 128
        41                     243                62                 126
        42                     236                63                 124
        43                     229                64                 122
        44                     222                65                 120
        45                     215                66                 119
        46                     209                67                 118
        47                     203                68                 117
        48                     197                69                 116
        49                     191                70                 115
        50                     185                71                 113
        51                     178                72                 111
        52                     171                73                 109
        53                     164                74                 107
        54                     157           75 through 90           105
        55                     150                91                 104
        56                     146                92                 103
        57                     142                93                 102
        58                     138           94 through 99           101
        59                     134                100                100
        60                     130

----------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

MINIMUM GUARANTEED DEATH BENEFIT

  The Policy provides two Minimum Guaranteed Death Benefits. (One of these, Minimum Guaranteed Death Benefit A, is not available under Policies issued in New York.) If either Minimum Guaranteed Death Benefit is in effect, as determined on the first day of each Policy month, the Policy will not lapse even if the net cash value is insufficient to cover the Monthly Deduction due for that month. The death benefit will be adjusted as described below before the proceeds are paid.

  If premiums are paid in certain amounts, then a Minimum Guaranteed Death Benefit may be in effect unless you make certain Policy transactions. These premiums are shown in Section 1 of your Policy and also appear in your personalized illustration. See Appendix A. Generally, if you pay premiums in the amount specified for a Minimum Guaranteed Death Benefit each year, that Minimum Guaranteed Death Benefit will apply to your Policy in accordance with its terms. (For this purpose, a premium paid within 20 days prior to a Policy anniversary is treated as if paid in the next Policy year.) If you do not pay one of these premiums in a Policy year, or if you make certain Policy transactions, you could lose the Minimum Guaranteed Death Benefit on either a temporary or permanent basis.

  For example, no Minimum Guaranteed Death Benefit will apply to your Policy while a Policy loan is outstanding, regardless of your premium payments. However, if the total premiums you have paid, adjusted for interest and any partial surrenders, as described below under "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B", are sufficient, the applicable Minimum Guaranteed Death Benefit will apply to the Policy once the loan is repaid. (Under Policies issued in New Jersey, a Minimum Guaranteed Death Benefit may apply while a Policy loan is outstanding. For those Policies, the amount of the loan plus accrued interest is subtracted from premiums paid in the current Policy year when NELICO applies the Minimum Guaranteed Death Benefit tests described below under "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B".)

  In addition, if you reduce the Policy's face amount or make a partial surrender which reduces the face amount, or reduce or delete a rider benefit from your Policy, or if your Policy's rating classification is improved, you may lose the death benefit guarantee. Whether a guarantee still applies will depend on the total premiums you have paid and the amount you have withdrawn from the Policy by means of partial surrenders, as described below under "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B". The applicable minimum death benefit premiums shown in Section 1 of your Policy will be recalculated following each of these transactions and also following an increase in the Policy's face amount or in the amount of coverage provided by riders. (See "Premiums" below.) Federal tax law limits the amount of premiums that can be paid into the Policy, and if, following one of these transactions, the Federal tax law limits the minimum death benefit premium for your Policy to an amount less than zero, your Policy will lose its death benefit guarantee permanently.

  If you do not pay a minimum death benefit premium in a Policy year, a Minimum Guaranteed Death Benefit may still apply to your Policy, depending on the total premiums paid and partial surrenders made, as described below under "Minimum Guaranteed Death Benefit A" and "Minimum Guaranteed Death Benefit B". However, once a death benefit guarantee is lost due to insufficient premium payments, Federal tax law limits may prevent you from paying sufficient premiums in future Policy years to regain the guarantee. Although it may be possible to regain the Guaranteed Minimum Death Benefit B, it is unlikely that Federal tax law limits will permit you to pay sufficient premiums in future years to regain the Guaranteed Minimum Death Benefit A.

  MINIMUM GUARANTEED DEATH BENEFIT A. NELICO will determine if Minimum Guaranteed Death Benefit A is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date. This Benefit is in effect if the total of: (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus (2) premiums paid less partial surrenders in the current Policy year, is at least equal to: the applicable amount shown in the Table of Guaranteed Death Benefit A Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit A Premium for each Policy month of the current policy year up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan. (See the discussion above for the special rule regarding loans under Policies issued in New Jersey.) For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  The Table of Guaranteed Death Benefit A Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit A Premium that appears in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  The Minimum Guaranteed Death Benefit A is not available under Policies issued in New York.

  MINIMUM GUARANTEED DEATH BENEFIT B. NELICO will determine if Minimum Guaranteed Death Benefit B is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the insured attains age 80, or 20 years from the Policy Date, but no later than the Maturity Date of the Policy. This Benefit is in effect if the total of: (1) premiums paid under the Policy in each prior Policy year accumulated at a 4% rate from the first day of the year of payment to the most recent Policy anniversary, less partial surrenders accumulated at a 4% rate from the date of surrender to the most recent Policy anniversary, plus (2) premiums paid less partial surrenders in the current Policy year, is at least equal to: the amount shown in the Table of Guaranteed Death Benefit B Premiums Accumulated at 4% for the prior Policy year plus 1/12 of the Benefit B Premium for each Policy month of the current Policy year up to and including the month for which the Monthly Deduction is being processed, and there is no outstanding Policy loan. (See the discussion above for the special rule regarding loans under Policies issued in New Jersey.) For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  The Table of Guaranteed Death Benefit B Premiums Accumulated at 4% assumes that the Guaranteed Death Benefit B Premium that appears in your Policy is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  The Minimum Guaranteed Death Benefit B is referred to as the "No Lapse Guarantee Death Benefit" under Policies issued in New York.

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the death benefit in effect on the date of the insured's death reduced by any outstanding loan and accrued loan interest as of that date and by the portion of any unpaid Monthly Deduction for the period prior to that date. The death proceeds will be increased (1) by any rider benefits payable and (2) by any portion of a Monthly Deduction made for a period beyond the date of death, unless this amount was already included in the death benefit calculation as a result of Federal tax law requirements (see "Death Benefit Options" above).

  The death proceeds may also be adjusted if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (or less if provided by state law) from the Policy's date of issue or within two years (or less if provided by state law) from an increase in the Policy's face amount, or if limits on the death benefit are imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  At any time after the first Policy year, you may change your death benefit option by sending your written request for change to NELICO's Home Office. The request will be effective on the date it is received at NELICO's Home Office. A change in death benefit option may result in tax consequences to you. (See "Tax Considerations".)

  If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), the Policy's face amount will be reduced by the amount necessary for the death benefit to be the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $250,000 is permitted only with NELICO's consent; however, special rules apply for certain business situations. Any rider benefits under the Policy may also have to be decreased. In some circumstances a partial surrender of cash value may be necessary in order to comply with Federal tax law limits on the amount of premiums that can be paid into the Policy. No Surrender Charge will be assessed in connection with a face amount reduction or partial surrender resulting from a change from Option 1 to Option 2.

  If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), the Policy's face amount will be increased, if necessary, for the death benefit to be the same immediately before and after the change. The resulting increase in face amount will be applied to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

EXTENDING THE MATURITY DATE

  Subject to state availability, you may extend the original maturity of your Policy by adding an extended maturity endorsement to the Policy at issue, or any time thereafter prior to the death of the insured or the policy anniversary on which the insured is age 100, whichever is earlier. If the extended maturity rider is added to the Policy, the Policy will not mature until the date of the insured's death (the "Extended Maturity Date"). In addition, on and after the original Maturity Date, the death benefit will equal the greater of the cash value on the original Maturity Date and the Minimum Guaranteed Death Benefit, if the Minimum Guaranteed Death Benefit is in effect on the original Maturity Date; otherwise, the death benefit on and after the original Maturity Date will equal the cash value on the original Maturity Date. No cost of insurance charges will be deducted after the original Maturity Date. All riders attached to the Policy and in effect on the original Maturity Date, other than the extended maturity endorsement, will terminate on the original Maturity Date.

  The tax consequences associated with extending the Maturity Date beyond age 100 are unclear and a tax advisor should be consulted before effecting such an extension. For more information about the extended maturity option, contact your registered representative or NELICO.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account, in the Fixed Account and, if you have an outstanding policy loan, in NELICO's general account as a result of the loan. The cash value reflects net premium payments, the net investment experience of the Policy's Sub-Accounts, interest credited on its cash value in the Fixed Account and on amounts held in the general account as a result of a loan, the death benefit option chosen, amounts deducted for Policy charges (including Monthly Deductions and any Surrender Charge that applies if you reduce the Policy's face amount or make a partial surrender), amounts surrendered and transfers among the Policy's Sub-Accounts and the Fixed Account.

  Your Policy's net cash value is the amount you will receive if you surrender the Policy. The net cash value is the cash value reduced by any outstanding policy loan (and accrued interest) and by any applicable Surrender Charge. The net cash value is increased by the portion of any cost of insurance charge deducted that applies to the period beyond the date of surrender. If you surrender the Policy during the grace period, the net cash value you receive is reduced by an amount to cover the Monthly Deduction to the date of surrender. (See "Loan Provision", "Surrender Charge" and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's Sub-Accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The premium payment schedule you choose will also affect the Policy's net cash value.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Policy's Sub-Accounts will affect the Policy's cash value and, in some circumstances, the death benefit. The net investment experience of the Sub-Accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A Sub-Account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account for that period. (Currently the Sub-Accounts are charged only for NELICO's mortality and expense risk, but in the future NELICO may impose a charge against the Sub-Accounts for taxes if appropriate. See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NELICO's Income Taxes".)

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund and affect subsequent investment experience.

ALLOCATION OF NET PREMIUMS

  As of the "investment start date", the net premium will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. (See "Right to Return the Policy". For the definition of the "investment start date", see "Amount Provided for Investment under the Policy".) Thereafter, the cash value (which will reflect at least one Monthly Deduction) is allocated to the Sub-Accounts and/or the Fixed Account according to your instructions. (See "Investment Options" and "Monthly Deduction from Cash Value".) Therefore, your selection of accounts does not take effect until after the initial period described above, when the cash value is allocated to the Zenith Money Market Sub-Account. If the face amount of the Policy is increased, the portion of net premiums attributable to the increase will be allocated among accounts in accordance with your current allocation instructions. Allocations can be made to a maximum of ten accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  An amount is first invested under the Policy as of the investment start date. That is the latest of: the date when NELICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency or, in the case of a Policy sold through MetLife Brokerage, receipt by MetLife Brokerage at its Princeton, New Jersey office.)

  If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. Only one premium payment may be made before the Policy is issued. (A premium payment made before issue will be maintained by NELICO or an affiliate in the general account, and will not earn interest until the investment start date.)

  If you make a premium payment with the application, the insured will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Generally, coverage under the temporary insurance agreement begins on the later of the date when NELICO receives the premium for the Policy and the date when Part II of the application is signed. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). There may be variations to these provisions required by state law.

  If a Policy is issued, Monthly Deductions, including cost of insurance charges, begin as of the Policy Date, even if the Policy's issuance was delayed due to underwriting requirements; and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NELICO declines an application, it will refund the premium payment made plus interest at the rate currently in use by NELICO.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will have a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Monthly Deductions will begin on the Policy Date. Interest at a 4% net rate will be credited on the applicable net Minimum Premium for the period, if any, between the Policy Date and the investment start date. Insurance coverage under the Policy will begin upon receipt of the portion of the Minimum Premium due for the first quarter (or, upon receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)

  Under limited circumstances, NELICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, so that you can purchase a particular Policy face amount for lower cost of insurance rates, based on a younger insurance age. Backdating in some cases may result in a Policy with a higher Surrender Charge if the backdating results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, NELICO will allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate, for the period between the Policy Date and the investment start date.

  The amount provided for investment in the Policy is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the Sub-Accounts for that day.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NELICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NELICO or its agent. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NELICO will refund any premiums paid (or any other amount that is required by state insurance law and permitted by the Securities and Exchange Commission) with interest at the rate currently in use by NELICO.

  You may cancel an increase in face amount which you have requested within 45 days after the date Part 1 of the application for the increased coverage is signed, within 10 days (or more where required by state law) after you receive the adjusted Policy, or within 10 days after NELICO mails the Notice of Withdrawal Right for the face amount increase, whichever is latest. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and any Monthly Deduction and Face Amount Increase Administrative Charge deducted in connection with the face amount increase will be returned to your cash value.

                             CHARGES AND EXPENSES

DEDUCTIONS FROM PREMIUMS

  SALES CHARGE. NELICO deducts 4% from each premium (whether a Planned Premium or an unscheduled payment) as a sales charge. NELICO intends to waive this charge on premiums after the 20th policy year and on the portion of premiums attributable to a face amount increase after 20 years from the effective date of the increase. The Policy does not, however, guarantee this waiver. In addition, NELICO reserves the right to reimpose the sales charge after it has been waived. For Policies that are not used in a business situation and which have a face amount of at least $500,000, the sales charge deducted from premiums will be 3% rather than 4%. In addition, for Policies used in a business situation (a situation in which two or more

Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) where either (1) the average face amount is $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000, the sales charge deducted from premiums will be 3% rather than 4%.

  During the first 11 Policy years, if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (For insureds whose issue age is 56 to 65 at issue of the Policy, the period when the Deferred Sales Charge applies is 10 years, for insureds whose issue age is 66 to 75, 9 years, and for insureds whose issue age is 76 to 80, 5 years. See "Surrender Charge" below.)

  The sales charges under a Policy in a given Policy year are not necessarily related to NELICO's actual sales expenses for that year.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced. NELICO may reduce or eliminate the sales charge, when you purchase a Policy, on cash value transferred in the first year, from life insurance policies that were issued by The New England, NELICO or NELICO's affiliates and that meet certain premium, cash value and/or face amount minimums, as currently published by NELICO. NELICO's normal issuance criteria, including reinsurance and other limitations, as well as certain other eligibility requirements, would also apply in these situations. NELICO may, however, waive underwriting requirements in these situations. NELICO may also reduce the Surrender Charge on such policies. Your registered representative can advise you regarding the availability of this feature.

  STATE PREMIUM TAX CHARGE. NELICO deducts 2.5% from each premium to cover state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  FEDERAL PREMIUM TAX CHARGE. NELICO deducts 1% from each premium to recover a portion of that part of NELICO's federal income tax liability that is determined solely by the amount of life insurance premiums it receives.

  EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account, assuming a premium payment of $2,000.

             NET
   PREMIUM PREMIUM
   ------- -------
   $2,000  $1,850  (7.5% X 2,000 = total sales and premium tax charge)

  NELICO may waive the 4% sales charge on premiums paid after the 20th Policy year. In that case, the net premium in this example would be $2,000 - $70 (3.5% X 2,000), or $1,930.)

SURRENDER CHARGE

  If, during the first eleven policy years, a Policy is totally surrendered or lapses, the face amount is reduced, or a partial surrender reduces the face amount, NELICO deducts a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 80, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is set forth in your Policy.

  A new Surrender Charge period and a separate Target Premium will apply to each portion of the Policy resulting from a face amount increase, starting with the effective date of the increase.

  Any Surrender Charge deducted upon lapse is credited back to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed will not count.

  DEFERRED SALES CHARGE. The Deferred Sales Charge is based on a percentage of the Target Premium. The Target Premium is used to determine the amount of the Deferred Sales Charge and is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance policy for the same face amount on the life of the insured. The annual whole life premium on which the Target Premium is based is calculated using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (For purposes of determining the Target Premium, all non-smoker underwriting classes use the nonsmoker aggregate or nonsmoker substandard classes, as applicable. See "Monthly Charges for the Cost of Insurance" below.) If you increase the Policy's face amount, a separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase.

  For Policies which cover insureds whose issue age is 55 or less at issue, the greatest Deferred Sales Charge is paid if you lapse or surrender, or reduce the face amount, in Policy years three through five. The Deferred Sales Charge in these years equals 45% of actual premiums paid up to one Target Premium, plus 13.5% of additional premiums paid in excess of one Target Premium up to a second Target Premium, plus 13.5% of additional premiums paid in excess of two Target Premiums up to a third Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year.

  The Deferred Sales Charge that applies during the first Policy year is equal to 25% of premiums paid up to one Target Premium. The Deferred Sales Charge during the second Policy year is equal to 25% of premiums paid up to one Target Premium plus 5% of additional premiums paid up to a second Target Premium. As described above, after the second Policy year, the maximum Deferred Sales Charge increases substantially.

  The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue, and assumes that one Target Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of total Target Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown. During Policy years six through eleven, the Deferred Sales Charge declines on a monthly basis.

                                                    THE MAXIMUM DEFERRED
                                                SALES CHARGE IS THE FOLLOWING
                                                 PERCENTAGE OF TOTAL TARGET
                         FOR POLICIES WHICH ARE   PREMIUMS PAID TO DATE OF
                         SURRENDERED, LAPSED OR     SURRENDER, LAPSE, OR
                             REDUCED DURING         FACE AMOUNT REDUCTION
                         ---------------------- -----------------------------
   Entire Policy Year               3                      24.00%
                                    4                      18.00%
                                    5                      14.40%
   Last Month of Policy
    Years                           6                      10.00%
                                    7                       6.86%
                                    8                       4.50%
                                    9                       2.67%
                                   10                       1.20%
                                   11                       0.00%

  For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years 3 through 5 for insureds with an issue age up through 65, in Policy years 2 through 4 for insureds with an issue age from 66 through 75, and in Policy year 2 for insureds with an issue age above 75.

  In the case of a partial surrender or reduction in face amount, any Deferred Sales Charge that applies is deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge is deducted from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

  DEFERRED ADMINISTRATIVE CHARGE. The Table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years or during the first eleven Policy years following an increase in face amount (see "Surrender Charge" above).

                               FOR POLICIES WHICH ARE
                                SURRENDERED, LAPSED   DEFERRED ADMINISTRATIVE
                               OR REDUCED DURING THE   CHARGE PER $1,000 OF
                                 POLICY YEAR SHOWN          FACE AMOUNT
                               ---------------------- -----------------------
   Entire Policy year                     1                    $2.50
   Last Month of Policy Year*             2                     2.25
                                          3                     2.00
                                          4                     1.75
                                          5                     1.50
                                          6                     1.25
                                          7                     1.00
                                          8                     0.75
                                          9                     0.50
                                         10                     0.25
                                         11                     0.00

----------
* The charge declines monthly after the end of the first Policy year.

  The applicable Deferred Administrative Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  For insureds whose issue age is above 65 at issue, the Deferred
Administrative Charge is less than or equal to that in the table above.

  The Deferred Administrative Charge, together with the Policy Fee and monthly Administrative Charge, covers the cost of administering the policies, as well as legal, actuarial, systems, mailing, and other overhead costs connected with NELICO's variable life insurance operations.

MONTHLY DEDUCTION FROM CASH VALUE

  On the first day of each Policy month, starting with the Policy Date, NELICO deducts the "Monthly Deduction" from your cash value. If a Minimum Guaranteed Death Benefit is in effect, or if the Policy is protected against lapse by payment of the Minimum Premium during the first three Policy years, the Monthly Deduction is made, whether or not premiums are paid, until the cash value equals zero. Otherwise, the Monthly Deduction is made, whether or not premiums are paid, as long as the net cash value is sufficient to cover the entire Monthly Deduction. If the net cash value is insufficient to cover the entire Monthly Deduction and no Minimum Guaranteed Death Benefit or Minimum Premium guarantee is in effect, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".) The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

  The Monthly Deduction includes the following charges:

  POLICY FEE. The Policy fee is currently equal to $4.50 per month (guaranteed not to exceed $7.00 per month).

  ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.06 per $1,000 of Policy face amount in the first Policy year and $0.02 per $1,000 of Policy face amount thereafter (guaranteed not to exceed $0.08 per $1,000 of face amount in the first Policy year and $0.04 per $1,000 of Policy face amount thereafter). On a current basis, NELICO intends not to charge more than $40 per month for the Administrative Charge in Policy years two and after (for a Policy face amount above $2 million). For Policies not used in a business situation and which have a face amount of at least $500,000, the monthly administrative charge for the first Policy year is currently $0.05 per $1,000 of face amount rather than $0.06. In addition, for Policies issued in business situations where either (1) the average face amount is at least $500,000 or
(2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000, the monthly administrative charge for the first Policy year is currently $0.05 per $1,000 of face amount rather than $0.06.

  MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. This charge compensates NELICO for its guarantee that, regardless of the investment experience of the Policy's Sub-Accounts, the Policy's death benefit will never be less than the face amount, provided that the total amount of premiums paid with interest, less any partial surrenders with interest, equals or exceeds the applicable amount derived from the Table(s) of Minimum Guaranteed Death Benefit Premiums Accumulated at 4% for the Policy. (See "Minimum Guaranteed Death Benefit" and "Adjustments to the Death Proceeds Payable".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. The amount at risk is determined on the first day of the Policy month after any applicable Monthly Deduction has been processed and is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on the insured's underwriting class, age on the first day of the Policy year and sex (if the Policy is sex-based). The current cost of insurance rates will also depend on the insured's age at issue of the Policy and on the duration of the Policy. In addition, for Policies not sold in a business situation, current cost of insurance rates will also depend on the face amount; for Policies sold in a business situation, current cost of insurance rates will also depend on the average face amount of Policies sold to the group and may also depend on the number of lives in the group. For non-juvenile insureds (those who are age 20 or more at issue) the rates are guaranteed not to be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). For juvenile insureds, the rates are guaranteed not to be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables. The rates actually used may be lower than these maximum rates, depending on NELICO's expectations regarding future mortality and expense experience, lapse rates and investment earnings. NELICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

  The underwriting classes used for determining cost of insurance rates for insureds other than juveniles are smoker standard, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard and automatic issue. For juvenile insureds the underwriting classes are standard and substandard. Substandard and automatic issue ratings result in higher cost of insurance deductions. The guaranteed maximum mortality charges for substandard ratings are based on multiples of the 1980 CSO Tables. (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount".)

  Availability of the three nonsmoker classes varies. For fully underwritten Policies with a face amount of $250,000 or more and where the insured's issue age is 20 through 75, the standard nonsmoker underwriting classes are nonsmoker preferred and nonsmoker standard; for Policies with a face amount less than $250,000 (available only in business situations) and for Policies where the insured's issue age is above 75 only the nonsmoker aggregate class is used. Among these three nonsmoker classes, the nonsmoker preferred class generally offers the most favorable rates on a current basis and the nonsmoker standard class generally offers the least favorable rates on a current basis.

  Cost of insurance rates are generally more favorable for nonsmoker than for smoker insureds and generally more favorable for female than for male insureds. Within a given underwriting class, cost of insurance rates are generally more favorable for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with certain employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  Currently, for underwritten Policies that are not issued in a business situation, cost of insurance rates will be more favorable under Policies with a face amount of at least $500,000 than for policies with a lower face amount on the same insured. Currently, for underwritten Policies issued in a business situation, cost of insurance rates will be more favorable for a Policy issued on a given insured with a given face amount where either (1) the average face amount for Policies covering the group (at issue) is at least $500,000, or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (at issue) is at least $250,000.

  NELICO may offer Policies on an automatic issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on an automatic issue basis, the Policies will be issued up to a predetermined face amount limit, with only minimum evidence of insurability. Automatic issue Policies provide substantial benefit to such arrangements in that minimal time and effort is necessary to qualify an entire group of persons for coverage without extensive applications or medical examinations. Because only limited underwriting information is obtained, NELICO has determined that the issuance of Policies on an automatic issue basis may present additional mortality cost to NELICO relative to Policies issued to individuals in the smoker standard class. Therefore, NELICO will deduct an additional insurance charge from the cash value of automatic issue Policies. The additional charge will vary based on the issue age of the insured and, for certain group or sponsored arrangements, may vary based on the size of the group, the total premium to be paid by the group and certain characteristics of its members. The overall guaranteed maximum monthly cost of insurance charges, including the additional charge for automatic issue status, will exceed charges based on 100% of the 1980 CSO Tables.

  Policies issued on an automatic issue basis will have underlying cost of insurance rates that vary depending on whether the insured is a smoker or nonsmoker. Nonsmokers will be treated as a group in that no preferred nonsmoker rates will be available. The underlying cost of insurance rates for automatic issue Policies will not vary according to the face amount of an individual Policy; however, currently the rates may be lower if the Policy is issued to a group or sponsored arrangement where its members have certain characteristics, the Policies are issued on the lives of at least 25 persons, the face amount of each individual Policy is at least $100,000 and the average face amount is at least $250,000. Generally the overall monthly cost of insurance charges, including the additional charge for automatic issue status, will be higher than they would be for the same insured under a fully underwritten Policy, if the insured is not a substandard risk.

  Eligible group or sponsored arrangements may also elect to purchase Policies on a simplified underwriting basis, either as an alternative to automatic issue or for amounts of insurance which exceed NELICO's automatic issue limits, but may not elect automatic issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies.

  CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. NELICO imposes charges for the cost of any additional rider benefits as described in the rider form. NELICO also reserves the right to charge Policy Owners a nominal fee, which will be billed directly to the Policy Owner, in the event that a Policy re-issue or re-dating is requested.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NELICO charges the Sub-Accounts of the Variable Account for the mortality and expense risks that NELICO assumes. Currently, the charge is made daily at an annual rate of .75% of the Sub-Accounts' assets. NELICO reserves the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than NELICO estimated. The expense risk is that NELICO's costs of issuing and administering the Policies may be more than NELICO estimated.

  CHARGES FOR INCOME TAXES. NELICO currently makes no charge for income taxes against the Variable Account, but in the future NELICO may impose such a charge, if appropriate. NELICO reserves the right to make a charge for any taxes imposed on the Policies by any governmental body in the future. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. The Zenith Fund Series incur charges for advisory fees and certain other expenses. The series (other than the Capital Growth Series) are advised by TNE Advisers, Inc., an affiliate of NELICO. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Growth and Income and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series (other than the Capital Growth Series), TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1996, after giving effect to the applicable expense cap or expense deferral arrangement:

ANNUAL OPERATING EXPENSES

 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND    AVANTI SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME  GROWTH  CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                         ------- -------- -------- -------- -------- -------- ------ ------
Management Fee..........  .63%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses..........  .06%     .12%     .15%     .12%     .15%     .15%    .15%     --
                          ----     ----     ----     ----     ----     ----    ----  -----
  Total Series Operating
   Expenses.............  .69%     .52%     .50%     .62%     .40%     .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES

 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                                       MORGAN
                                            LOOMIS     STANLEY     DAVIS  ALGER
                                            SAYLES  INTERNATIONAL VENTURE EQUITY
                                           BALANCED    MAGNUM      VALUE  GROWTH
                                            SERIES  EQUITY SERIES SERIES  SERIES
                                           -------- ------------- ------- ------
Management Fee............................   .70%        .90%      .75%    .74%
Other Expenses............................   .15%        .40%      .15%    .16%
                                             ----       -----      ----    ----
  Total Series Operating Expenses.........   .85%       1.30%      .90%    .90%

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company. The Portfolios also bear certain other expenses. For the year ended December 31, 1996, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                                                 MANAGEMENT  OTHER  TOTAL ANNUAL
PORTFOLIO                                           FEES    EXPENSE   EXPENSES
---------                                        ---------- ------- ------------
Equity-Income...................................    .51%     .07%       .58%*
Overseas........................................    .76%     .17%       .93%*
High Income.....................................    .59%     .12%       .71%
Asset Manager...................................    .64%     .10%       .74%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .56% for Equity-Income Portfolio, .92% for Overseas Portfolio and .73% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company may compensate NELICO or an affiliate for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NELICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, charges for the cost of insurance including any additional charge for automatic issue status, mortality and expense risk charge, administrative charges, Policy Fee, Face Amount Increase Administrative Charge, and/or federal and state premium tax charges described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NELICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NELICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account. The waiver or reduction of Policy charges for group or sponsored arrangements described above will not apply to Policies issued in the state of New York, other than Policies issued to non-tax qualified deferred compensation plans.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, NELICO offers Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. NELICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  Within the limits described below, you may choose the amount and frequency of premium payments. You may select a Planned Premium schedule, which is a level amount. This schedule, which must be within NELICO's minimum and maximum limits, appears in your Policy. It is not necessarily designed to keep your Policy in force, and you may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made pursuant to the Master Service Account arrangement, described below), and the total of Planned Premiums and other payments will be limited to NELICO's published maximum.

  Planned Premiums can be paid on an annual, semi-annual or quarterly schedule or, with NELICO's consent, monthly. You can change your Planned Premium schedule by sending your request to NELICO's Home Office. However, the amount of your Planned Premium cannot be increased except with the consent of NELICO, and underwriting may be required. Cash values and death benefits are permanently affected by the amount and frequency of premium payments.

  You may make payments by check or money order. NELICO will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have NELICO withdraw your premium payments from your bank checking account or TNE Cash Management Trust account. (This is known as the Master Service Account arrangement.)

  NELICO offers three types of premium payment levels that can protect your Policy against lapse over specified time periods. (One of the three is not available under Policies issued in New York, as described below.)

  First, NELICO determines a three-year Minimum Premium amount based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the current level of Policy charges and any rider benefit selected. Generally, during this three-year period, as long as the Minimum Premium amount is timely paid, the Policy is guaranteed not to lapse even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. (To determine whether the Policy will lapse, NELICO compares (a) the total monthly Minimum Premiums for the Policy from the Policy Date to that Policy month, to (b) the total premiums paid to date, less all partial surrenders and any outstanding Policy loan balance. If (b) is greater than or equal to (a), the Policy will not lapse.) However, no three-year Minimum Premium death benefit guarantee will apply if you increase the Policy face amount, substitute the insured or reinstate the Policy in the first three Policy years. The Minimum Premium will be recalculated if you reduce the face amount or make a partial surrender that reduces the face amount, or add, reduce or delete a rider benefit, or if the rating classification of your Policy is improved in the first three Policy years.

  Second, NELICO also determines a guaranteed minimum death benefit premium (to maturity) which will guarantee that the Policy will mature for the net cash value at age 100 of the insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". This guaranteed minimum death benefit premium is based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the death benefit option chosen, the guaranteed level of cost of insurance charges, the current level of other Policy charges and any rider benefit selected. The premium is recalculated following the type of Policy transactions described above in connection with a recalculation of the three-year Minimum Premium amount, as well as following an increase in face amount or in rider coverage. This guaranteed minimum death benefit premium (to maturity) does not apply under Policies issued in New York.

  Third, the Policy's guaranteed minimum death benefit premium (to age 80) guarantees that the Policy will stay in force until the later of age 80 of the insured, or 20 years after issue, but no later than the Maturity Date of the Policy. This premium is based on factors similar to the guaranteed minimum death benefit premium (to maturity), but is based on the guaranteed level of both cost of insurance and other Policy charges and is actuarially determined to provide guaranteed coverage to the earlier age. NELICO limits this premium so that it will be less than or equal to the guaranteed minimum death benefit premium (to maturity). Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could also terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the guaranteed minimum death benefit premium (to maturity). The guaranteed minimum death benefit premium (to age 80) is recalculated following the type of Policy transactions described above in connection with a recalculation of the three-year Minimum Premium amount, as well as following an increase in face amount or in rider coverage.

  Federal tax law limits the amount of premiums that can be paid under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, you may be taxed on certain distributions. (See "Tax Considerations".) NELICO's consent is required if, in order to satisfy tax law requirements, any payment would increase the Policy's death benefit by more than it would increase cash value. NELICO may require evidence of insurability before accepting the payment.

  NELICO allocates net payments to your Policy's Sub-Accounts as of the date the payment is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  A payment is treated first as a Planned Premium, second as repayment of Policy loan interest, third as repayment of a Policy loan, and last as an unscheduled payment, unless you designate otherwise in writing to NELICO. (For Policies issued in New York, a payment will be treated as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, it will be treated first as repayment of Policy loan interest, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.) If you have a Policy loan, it may be more advantageous to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges; however, repayment of the loan in place of a premium payment could cause your Policy to lose its eligibility for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

LAPSE AND REINSTATEMENT

  LAPSE. Unless either Minimum Guaranteed Death Benefit is in effect (or, during the first three Policy years, unless the Minimum Premium requirements described under "Premiums" have been met), in any month that there is insufficient net cash value to pay a Monthly Deduction the Policy will be in default. The Policy provides a 62 day grace period for payment of a premium sufficient to permit the Monthly Deduction to be made (as well as applicable deductions from the premium). (For Policies issued in New Jersey the amount due is the least of: a premium large enough to permit the Monthly Deduction, as well as applicable deductions from the premium, to be made; a premium large enough to permit Minimum Guaranteed Death Benefit A to be in effect; a premium large enough to permit Minimum Guaranteed Death Benefit B to be in effect; and a premium large enough to permit the three-year Minimum Premium death benefit to be in effect.) NELICO will notify you of the amount due. During the grace period insurance coverage continues under your Policy, but if the insured dies before the premium is paid, NELICO will deduct from the death proceeds the portion of the unpaid Monthly Deduction for the period prior to the date of death. If the required premium is unpaid at the end of the grace period, the Policy will lapse without value.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within 7 years after the date of lapse. If more than 7 years have passed, or if you have surrendered the Policy, NELICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally requires evidence of insurability that is satisfactory to NELICO.

  Any Surrender Charge deducted upon lapse is credited to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. For purposes of determining the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured) on any date after reinstatement, the period the Policy was lapsed does not count.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

  After the first Policy year you may increase the face amount of your Policy. The request for an increase will be subject to NELICO's underwriting rules and requirements, including proof of insurability. The amount of the increase must be at least $10,000. A Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will be deducted on the date the increase takes effect from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each. This charge will not apply if the increase in face amount was not medically underwritten. NELICO currently limits the charge to a maximum of $200.

  After a face amount increase, NELICO will attribute a portion of each premium payment you make to the face amount increase, even if you do not increase the amount or frequency of your premiums.

  A new Surrender Charge period will apply to each portion of the Policy resulting from an increase in face amount, starting with the effective date of the increase. A separate Target Premium will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. (The insured's age at the time of the increase will be the insured's age at the start of that Policy year.) A sales charge will be deducted from the portion of each premium that is attributable to the face amount increase for at least 20 years from the date of the increase. See "Charges and Expenses" for a description of the Surrender Charges and sales charges that will apply. The Monthly Deduction applicable to the Policy will be adjusted beginning with the effective date of the increase to reflect the new face amount and amount at risk under the Policy. In addition, cost of insurance charges will reflect any change in risk classification of the insured if the face amount increase was medically underwritten. Generally, if the insured's risk classification improved as a result of the underwriting, future cost of insurance rates for the entire Policy will be based on the new underwriting class. If the insured is determined to be in a worse risk classification than at issue of the Policy (or at the time of a previous face amount increase), then only the portion of the cost of insurance charge that is applied to the net amount at risk associated with the increase in face amount will be based on the new underwriting class. If the Policy was issued to a juvenile insured and the face amount increase occurs when the insured is age 20 or older, cost of insurance rates for the original face amount will continue to be based on juvenile underwriting classes and cost of insurance rates for the face amount increase will be based on non-juvenile underwriting classes. In that situation, cost of insurance rates for the original face amount will be guaranteed not to be higher than rates based on the 1980 CSO Tables, and cost of insurance rates for the face amount increase will be guaranteed not to be higher than rates based on the 1980 CSO Tables with smoker/nonsmoker modifications. (See "Charges and Expenses--Monthly Deduction from Cash Value.")

  NELICO determines the net amount at risk associated with a face amount increase by calculating the face amount increase as a percentage of the Policy's total net amount at risk immediately following the increase. The resulting percentage of the Policy's total net amount at risk is applicable to the face amount increase. The remaining percentage of the Policy's total net amount at risk is applicable to the initial face amount. (For example, if the Policy's face amount is increased by $100,000 and the total net amount at risk immediately following the increase in $250,000, then 40% of the total net amount at risk applies to the face amount increase. The remaining 60% applies to the initial face amount.) On each monthly processing day, the net amount at risk used to determine the cost of insurance charge associated with the face amount increase is the Policy's total net amount at risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until there is another face amount increase.

  An increase in face amount will take effect on the first day of the Policy month following NELICO's approval of your application for the increase. You can contact NELICO's Home Office or your registered representative to determine the procedures for requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

  Only one face amount increase can be processed on a processing date. Therefore, if your Policy has a Level Term Insurance rider, and you request an exchange of the term insurance rider for a face amount increase as well as an additional face amount increase, the two requests will be combined and processed as one adjustment if the same underwriting class would be applicable to each; otherwise, the additional face amount increase will be processed first, and the exchange of term insurance will be processed one month later.

  In connection with Policies issued in certain business situations on an automatic issue basis, NELICO may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). Limits on the annual and/or total amount of face increases per Policy that will be permitted on an automatic issue basis will be determined at issue of the Policies. Increases which exceed this limit will require underwriting. The Salary Refresh program is not available for Policies with the Option 2 death benefit.

  NELICO may also offer the Salary Refresh program in connection with Policies issued on an underwritten basis in certain business situations. Any Salary Refresh face amount increases under such Policies will be underwritten in connection with the application for the initial face amount of the Policies, and will be subject to limits determined at that time.

  The terms and conditions of the Salary Refresh program are contained in NELICO's published rules which are furnished at the time of application.

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. NELICO will make the loan as of the date when a loan request is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact NELICO's Home Office or your registered representative for information regarding the procedures to follow for requesting a loan.

  The Policy's loan value is equal to (i) 90% of the Policy's cash value projected using current Policy charges and a 4% annual rate to the next Policy anniversary or, if earlier, to the next Planned Premium due date; less (ii) the Surrender Charge that would apply upon surrender on the next Planned Premium due date or, if greater, on the date the loan is made; less (iii) loan interest to the next loan interest due date. If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding Policy loan plus accrued interest.

  The example below illustrates how the loan value is determined.
-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-51 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.40%). After the premium payment on the 10th Policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                              ------- ---------
   (1) Cash Value after Premium Payment on 10th Policy Anni-
       versary..............................................  $42,750  $39,957
   (2) Cash Value Projected at a Constant Annual Rate of Re-
       turn of 4% to the
      (a) 11th Policy Anniversary...........................   43,724
      (b) Next Planned Premium Due Date.....................            40,168
   (3) 90% of Amount Calculated in (2)......................   39,352   36,151
   (4) Amount Calculated in (3), Reduced by the Applicable
       Surrender Charge.....................................   39,087   35,886
   (5) Amount Calculated in (4), Reduced by Loan Interest to
       the Next Interest Due Date...........................   37,049   34,015

-------------------------------------------------------------------------------

  A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, Policy loans are attributed first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. All loan repayments are allocated first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each.

  The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year), accrues daily, and is due on the Policy anniversary. If not paid at that time, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount taken from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate currently credited is 4% per year for the first 15 Policy years and 5.00% thereafter. (For Policies sold in business situations on the lives of at least five insureds where the total annual premium is at least $100,000, NELICO currently intends to credit 5.25% after the first 15 Policy years.) This interest earned is credited to the Policy's Sub-Accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a Policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding loan plus accrued interest.

  Any payment received while a Policy loan is outstanding is treated first as a Planned Premium, second as repayment of Policy loan interest, third as repayment of a Policy loan, and last as an unscheduled payment, unless you designate otherwise in writing to NELICO. (For Policies issued in New York, a payment will be treated as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium; otherwise, it will be treated first as repayment of Policy loan interest, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.) If a Policy loan is outstanding, it may be more advantageous to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges; however, repayment of the loan in place of a premium payment could cause your Policy to lose its eligibility for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefit".)

  If Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), NELICO will notify you that the Policy is going to terminate. (This situation is referred to as an "excess policy loan".) The Policy will terminate without value 62 days after the notice is mailed unless the excess amount is paid to NELICO within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Section 401 of the Internal Revenue Code (the "Code"). If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in tax penalties under the Code and under ERISA.

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a request conforming to NELICO's administrative procedures. The net cash value of the surrendered Policy is determined as of the date when a surrender request is received at NELICO's Home Office. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) The net cash value paid on surrender is increased by the portion of any cost of insurance charge deducted that applies to the period beyond the date of surrender. If you surrender the Policy during the grace period, (that is, at a time when the net cash value was not sufficient to cover the Monthly Deduction and no Minimum Guaranteed Death Benefit or three year Minimum Premium guarantee applies to the Policy), the net cash value you receive is reduced by an amount to cover the Monthly Deduction to the date of surrender. You may elect in writing to have all or part of the net cash value applied to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender will cause a reduction in the Policy's death benefit and may cause a reduction in the Policy's face amount if necessary in order that the amount at risk under the Policy not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which any future Surrender Charges are based. Rider benefits may also be reduced. For purposes of calculating the applicable Surrender Charge and any future cost of insurance charges, any face amount reduction will apply to the initial face amount and to any prior increase in face amount on a pro rata basis. No partial surrender may reduce the face amount below the Policy's required minimum except with NELICO's consent; special rules apply for Policies sold in business situations.

  Partial surrenders in any one Policy year are limited, except with NELICO's consent, to 20% of the Policy's net cash value as of the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, NELICO permits partial surrenders of up to 75% of the Policy's net cash value per year, assuming sufficient available loan value. (In certain business situations NELICO may permit a higher percentage of the net cash value to be withdrawn.)

  Any Surrender Charge that applies to a partial surrender is deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

  You should be aware that cash value paid upon partial surrender may not be reinvested in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit. See "Minimum Guaranteed Death Benefit".

  A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) The amount of net cash value paid upon partial surrender is determined as of the date when a request conforming to NELICO's administrative procedures is received at NELICO's Home Office. NELICO's administrative procedures can be determined by contacting your registered representative or the Home Office.

  A reduction in the death benefit as a result of a partial surrender may cause the Policy to become a "modified endowment contract". If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  You may reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender in that a partial surrender causes part of the Policy's cash value to be distributed to you.)

  If you decrease the face amount of your Policy, the Target Premium, on which any future Surrender Charges are based, is also decreased. Your Policy's actual cash value is not reduced except by the amount of any applicable Surrender Charge. Generally, the Policy's death benefit is decreased. (However, if the death benefit is being increased in accordance with federal income tax laws, the death benefit will not be decreased unless a Surrender Charge was deducted from the cash value in connection with the face amount reduction. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) Any rider benefits attached to the Policy may also have to be decreased. For purposes of calculating the applicable Surrender Charge and future cost of insurance charges, a face amount reduction will apply to the initial face amount and to any prior increase in face amount on a pro rata basis. The face amount remaining after a reduction has to meet NELICO's minimum face amount requirements for issue, except with NELICO's consent; special rules apply in business situations.

  A reduction in the face amount of your Policy will reduce the Federal tax law limitations on the amount of premiums that can be paid under the Policy. In these cases, a partial surrender of cash value may be required to comply with Federal tax law. This could result in termination of your Policy's Minimum Guaranteed Death Benefit. See "Minimum Guaranteed Death Benefit".

  A face amount reduction takes effect as of the date when NELICO has received a request at its Home Office meeting NELICO's administrative requirements. You can determine NELICO's administrative requirements by contacting your registered representative or the Home Office.

  A reduction in the face amount of a Policy that causes a death benefit reduction may cause the Policy to become a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  NELICO may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This advance payment of the death benefit will be available where certain special needs exist, as described briefly below. The right to exercise the rider will be subject to certain conditions contained in the rider.

  NELICO WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF:
(1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) NELICO BELIEVES THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) THE AVAILABILITY OF THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

  If the accelerated benefits rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of the Policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to NELICO.

  See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

  You may allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, provided that allocations can be made to a maximum of 10 accounts (including the Fixed Account) at any time. A minimum of 10% of the premium must be allocated to each Sub-Account selected. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than 10 accounts (including the Fixed Account) at any one time.

  You make the initial premium allocation when you apply for a Policy. You may change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when NELICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts up to four times in a policy year (twelve times per policy year for Policies issued in New York) without NELICO's consent. NELICO currently allows 12 Sub-Account transfers per policy year under all Policies. Transfers out of the Fixed Account are not counted against this limit. All Sub-Account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NELICO receives the transfer request at its Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Your Policy's cash value may be distributed among no more than 10 accounts (including the Fixed Account) at any one time.

  You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to NELICO's Home Office or by telephoning NELICO. To request a transfer or reallocation by telephone, you should contact your registered representative or contact NELICO at 1-800-200-2214. Requests for transfers (up to NELICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NELICO will use reasonable procedures, such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by NELICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NELICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, NELICO offers a rider benefit that will allow you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to certain restrictions and may also result in a cost or credit to you. A substitution of the insured person will result in a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums allowed to be paid into the Policy under Federal tax law and, as a result, may require a partial surrender of cash value. No Surrender Charge will be assessed in that situation. This rider may not be approved in every state and therefore may not be available in every state. Your registered representative can provide current information on the availability of the rider. Since substituting the insured person may be a taxable event, you should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  NELICO will ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after receipt at the Home Office of a request, or proof of death of the insured, in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, NELICO may delay payment (except when a loan is made to pay a premium to NELICO) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NELICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NELICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NELICO may also delay payment if it considers whether to contest the Policy. NELICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of cash value, or of any loan value available, from cash value in the Fixed Account will normally be paid promptly. However, NELICO has the right to delay such payments for up to six months from the date of the request (to the extent allowed by state insurance law). NELICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

24 MONTH RIGHT

  GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the effective date of an increase in face amount, you may convert this Policy, or a portion thereof, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to NELICO.

  This privilege may be exercised only once within 24 months after issue, and only once within 24 months after each increase in face amount. Transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Cash value that is transferred to the Fixed Account, and future premium amounts allocated to the Fixed Account, may subsequently be transferred back to one or more Sub-Accounts of the Variable Account, subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

  The Policy generally permits NELICO to limit allocations to the Fixed Account under certain circumstances. (See "The Fixed Account.") If NELICO limits such allocations and you subsequently wish to exercise the 24 Month Right, your right will be limited to (i) the Policy's cash value prior to any face amount increase plus that portion of future premiums attributable to the Policy's face amount prior to any increase, if the right is exercised during the first 24 months after issue, or (ii) that portion of the Policy's cash value and future premiums attributable to the face amount increase, if the right is exercised within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that was allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and NELICO subsequently limits such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that was allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

  FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit life insurance policy provided that (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the effective date of the increase. If you exercise this option, you will have to make up any investment loss you had that is attributable to the portion of the variable life insurance policy being exchanged.

  The exchange will be made without evidence of insurability. The new policy will have, at the option of the policyholder, either the same death benefit or the same net amount at risk as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age of the insured as the age of the insured on the effective date of the increase, the same underwriting class as the underwriting class on the effective date of the increase, and a policy date equal to the effective date of the increase. Any riders to the original Policy will be attached to the new policy if they are available.

   In the case of Policies issued in Maryland, the new policy will be a flexible premium life insurance policy, and in the case of Policies issued in New Jersey, the new policy will be a whole life or endowment policy. If the original policy was issued prior to the merger of MetLife and The New England, the new policy will be issued by MetLife or, at your option, by NELICO if such a policy was available for an exchange on the Policy Date of your variable life Policy or on the effective date of a face amount increase, if applicable. If the original policy was issued on or after the merger, the new policy will be issued by NELICO or, if no such policy was available for an exchange, by MetLife.

  The exchange will be effective on the date when NELICO receives written notice at its Home Office in a form satisfactory to NELICO, the Policy and payment to NELICO of any cost to exchange. (See "Receipt of Communications and Payments at NELICO's Home Office".) The exchange may result in a cost or credit to you. The cost or credit will reflect any differences in cash values and charges between the exchanged portion of the variable life policy and the new policy. Upon the exchange, you may also need to make an immediate premium payment on the new policy in order to keep it in force. Any policy loan outstanding must be repaid on or before the effective date of the exchange.

  GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued in connection with certain group or sponsored arrangements, NELICO offers the additional option of exchanging the entire Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by NELICO or an affiliate. (Availability of this feature depends on state insurance department approval.) The exchange will be made without evidence of insurability. The new term insurance policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. For the exchange of a face amount increase, special rules may apply. Policy Owners should refer to the rider providing this option. Premiums for the new term insurance policy will be based on the premium rates for comparable fixed-benefit term life insurance policies issued by NELICO or an affiliate which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available. If you exercise this option, you will bear any investment loss you had under the variable life insurance policy. If your Policy has this feature, upon surrender of the Policy in the first 36 months, you will receive the greater of the Policy's net cash value and the value which you would receive upon exercise of the exchange to term insurance option. Your registered representative can advise you as to the availability of this feature.

PAYMENT OPTIONS

  The Policy's death benefit and net cash value will be paid in one sum unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NELICO. You can make, change or revoke the selection before the death of the insured. The payment options available are fixed benefit options only; therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NELICO's consent to use of an option is required if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits provided by rider to the Policy, subject to NELICO's underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage do not trigger the imposition of a Surrender Charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

  LEVEL TERM INSURANCE, which provides term insurance.

  WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

  GUARANTEED INCOME BENEFIT RIDER, which provides a monthly income payment (subject to a $1,000 maximum) directly to the Policy Owner in the event of the total disability of the insured. The Policy Owner must also purchase the Waiver of Monthly Deduction Rider in order to purchase this rider. (NELICO plans to make this rider available in the future. Availability of the rider is also subject to state insurance department approval.)

  TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

  CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

  Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NELICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NELICO under the Policy before the signed change form is received by NELICO at its Home Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NELICO under the Policy before a signed copy of the assignment form is received at NELICO's Home Office. NELICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NELICO on January 31, 1983 under Delaware law and became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for other NELICO variable life insurance policies in addition to the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account. However, both NELICO and the Variable Account are subject to regulation by the Massachusetts Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NELICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NELICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 Sub-Accounts, each of which invests in a series of an Eligible Fund. The Sub-Accounts of the Variable Account are:

  --The Zenith Money Market Sub-Account, which invests in the Back Bay
    Advisors Money Market Series of the Zenith Fund

  --The Zenith Bond Income Sub-Account, which invests in the Back Bay
    Advisors Bond Income Series of the Zenith Fund

  --The Zenith Capital Growth Sub-Account, which invests in the Capital
    Growth Series of the Zenith Fund

  --The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
    Index Series of the Zenith Fund

  --The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
    Managed Series of the Zenith Fund

  --The Zenith Growth and Income Sub-Account, which invests in the Westpeak
    Growth and Income Series of the Zenith Fund

  --The Zenith Avanti Growth Sub-Account, which invests in the Loomis Sayles
    Avanti Growth Series of the Zenith Fund

  --The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
    Small Cap Series of the Zenith Fund

  --The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
    Growth Series of the Zenith Fund

  --The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
    Balanced Series of the Zenith Fund

  --The Zenith Venture Value Sub-Account, which invests in the Davis Venture
    Value Series of the Zenith Fund

  --The Zenith International Magnum Equity Sub-Account, which invests in the
    Morgan Stanley International Magnum Equity Series of the Zenith Fund

  --The Equity-Income Sub-Account, which invests in the Equity-Income
    Portfolio of the VIP Fund

  --The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  --The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  --The Asset Manager Sub-Account, which invests in the Asset Manager
    Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Loomis Sayles Avanti Growth Series' investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively) but will also invest a portion of its assets in equity securities of companies with a relatively small market capitalization (under $1 billion).

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios, and have strong balance sheets and cash flow.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income senior securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in international equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the series' sub-adviser. Under normal circumstances at least 65% of the total assets of the series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Avanti Growth, Zenith Equity Growth, Zenith Venture Value, Zenith Growth and Income, Zenith Stock Index, Zenith International Magnum Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long-term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds taken alone traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NELICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NELICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Magnum Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                        ADVISER                          SUB-ADVISER
        ------                        -------                          -----------
Capital Growth           Capital Growth Management Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.                Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.                Back Bay Advisors, L.P.*
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.                Back Bay Advisors, L.P.*
 aged
Westpeak Stock Index     TNE Advisers, Inc.                Westpeak Investment Advisors, L.P.*
Westpeak Growth and In-  TNE Advisers, Inc.                Westpeak Investment Advisors, L.P.*
 come
Loomis Sayles Avanti     TNE Advisers, Inc.                Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.                Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.                Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc.                Morgan Stanley Asset Management Inc.
 International
 Magnum Equity
Davis Venture Value      TNE Advisers, Inc.                Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc.                Fred Alger Management, Inc.

--------

 * An affiliate of NELICO

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-advisers, except as follows. The New England served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  Fidelity Management & Research Company, the investment adviser for the VIP Fund and VIP Fund II, is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas High Income and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A FIXED ACCOUNT OPTION IS AVAILABLE UNDER THE POLICY IN STATES WHERE IT HAS BEEN APPROVED BY THE STATE INSURANCE DEPARTMENT. THE FIXED ACCOUNT MAY NOT BE APPROVED BY EVERY STATE INSURANCE DEPARTMENT AND THEREFORE IT MAY NOT BE AVAILABLE IN EVERY STATE.

  You may allocate net premiums for your Policy, and may transfer your Policy's cash value, to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and NELICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NELICO's general account includes all the assets owned by NELICO, other than the assets in the Variable Account or in any other separate accounts that NELICO may establish. NELICO has sole discretion over the investment of assets in the general account, including the Fixed Account. Policy Owners who allocate cash value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, NELICO guarantees that cash values in the Fixed Account will earn interest at an annual rate of at least 4%. NELICO may from time to time credit interest at a higher rate than 4%, but it is under no obligation to do so. NELICO declares the current interest rate for the Fixed Account periodically. Your Policy cash values that are in the Fixed Account will earn interest daily.

  NELICO may vary the way in which it credits interest in the Fixed Account from time to time. The following is a description of NELICO's current method for crediting interest to cash value in the Fixed Account. All of your Policy's cash value in the Fixed Account on a Policy anniversary will earn interest at the declared annual rate in effect on the anniversary. It will earn interest at this rate until the next Policy anniversary, when it will be credited with the current rate declared by NELICO. (Although NELICO's current practice is to credit your entire Fixed Account cash value on a Policy anniversary with the most recently declared annual rate until the next anniversary, NELICO can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at the most recently declared rate until the next Policy anniversary.) Any net premiums allocated or any portion of your Policy's cash value transferred to the Fixed Account from the Variable Account on a date other than a Policy anniversary will earn interest at NELICO's most recently declared rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account will be credited with the lesser of the most recently declared interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account reflects the net premiums allocated to the Fixed Account, interest credited to cash value in the Fixed Account, any loans, partial surrenders made from the Fixed Account cash value, charges deducted, and any transfers of cash value to or from the Variable Account. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's Sub-Accounts in proportion to the amount of the Policy's cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NELICO's general account (but outside of the Fixed Account) as a result of a Policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  NELICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is the minimum 4% rate. Otherwise, allocations of net premiums to the Fixed Account are subject to the same percentage requirements that apply to the Variable Account. (See "Allocation of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations regarding transfers, loans, surrenders and partial surrenders that apply to amounts in the Variable Account. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE PROCESSED ONLY IF NELICO RECEIVES THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NELICO'S HOME OFFICE. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS

LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of cash value from the Fixed Account. The total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account may not exceed four in one Policy year without NELICO's consent. NELICO currently allows 12 such transfers per Policy year. Transfers out of the Fixed Account will not be counted against this limit. NELICO reserves the right to restrict transfers of cash value into the Fixed Account, if the effective annual rate of interest that would apply to the amount transferred is the minimum 4% rate.

  Unless you request otherwise, a Policy loan will reduce the Policy's cash value in the Sub-Accounts and not the cash value in the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts to provide the amount of the loan, however, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan will earn interest at not less than 4% per year, which will be credited annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, partial surrenders will be taken only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the full amount requested, the balance of the partial surrender will be taken from the Fixed Account.

  NELICO has the right to delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). Loans to pay premiums on policies issued by NELICO will not be delayed.

                     NELICO'S DISTRIBUTION AGREEMENT

  NELICO sells the Policies through agents who are licensed by state insurance officials to sell NELICO's variable life insurance policies. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal underwriter for the Policies under a Distribution Agreement between NELICO and New England Securities.

  Under the Distribution Agreement, NELICO pays the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  NELICO pays the following commissions and/or service fees to the selling agent: a maximum of 50% of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) paid in the first Policy year, and a maximum of 4% thereafter. Agents receive a maximum commission of 3% of each payment in excess of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in any year. For Policies sold to certain group or sponsored arrangements the maximum 50% first year commission may be paid in installments over a period of years rather than all in the first Policy year. Agents who meet certain productivity and persistency standards in selling policies issued by NELICO may be eligible for additional compensation. Non-cash forms of compensation may also be paid in compliance with applicable state law. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer will not exceed 50% of the Target Premium

(plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in the first Policy year, 4% thereafter, and 3% of all payments in excess of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in any year. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

             LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, NELICO can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. NELICO can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years during the insured's lifetime from the date the premium payment was received and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the effective date of the increase. However, if the insured dies within two years of the date of issue, NELICO can challenge all or part of the Policy at any time with respect to misrepresentations in the application. If the insured dies within two years of the effective date of an increase in face amount, NELICO can challenge the portion of the death benefit resulting from the face amount increase at any time with respect to misrepresentation.

MISSTATEMENT OF AGE OR SEX

  If the insured's age or sex is misstated in the application, the Policy's death benefit will be the amount that the most recent Monthly Deduction which was made would have provided, based on the insured's correct age and, if the Policy is sex-based, on the insured's correct sex.

SUICIDE

  If the insured commits suicide within two years (or less, if required by state law) from the date of issue set forth in the Policy, the death benefit will be limited to the amount of the premiums paid, less any policy loan balance, and less any partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the effective date of an increase in face amount, the death benefit for the increase in face amount will be limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, NELICO will determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus creates some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NELICO believes that payments received under the accelerated benefits rider it makes available will qualify as an accelerated death benefit under the Code. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, a payment that is treated as an accelerated death benefit for federal income tax purposes should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. If such payments do not qualify as an accelerated death benefit, their tax treatment would depend on whether or not the Policy is a modified endowment contract. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting a payment under this rider.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any Policy loans received under such Policies will be treated as indebtedness of the Policy Owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, Policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a Policy loan and is surrendered or lapses, the Policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the cash value is greater than the total investment in the Policy. In this case, an amount may be taxable even if the amount of the partial surrender is less than the investment in the Policy.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount paid under the Policy at any time during the first seven Policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract.) Riders to the Policy are considered part of the Policy for purposes of applying the 7-pay test. If there is a reduction in the Policy's death benefit (for example, as a result of a partial surrender or face amount reduction) at any time during the first seven Policy years or within seven years of a face amount increase or "material change" (see below), the 7-pay test will be applied back to issue (or to the date of the most recent face amount increase or material change, whichever is latest), as if the Policy's coverage were equal to the reduced face amount at that time. If there is a reduction in rider or other benefits during the first seven Policy years, the 7-pay test will be applied as if the Policy had originally been issued at the reduced benefit amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of premiums which you can make under your Policy during the first seven Policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change if the increase is not due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven Policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if certain Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). The point at which you may have to limit the payment of premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of your previous payments.

  If you exchange your policy for another life insurance policy, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months.")

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e., will be treated as income first).

    (b) Loans (including any unpaid interest) are considered distributions. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A Policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain that accrues in the Policy to taxation.

    (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year must be treated as one modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of you and your beneficiary.

  If a Policy becomes a modified endowment contract, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy plus the cost of insurance protection for the year. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is owned as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from premiums. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                            DIRECTORS OF NELICO

       NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
        BUSINESS ADDRESS                   DURING THE PAST FIVE YEARS
       ------------------                 -----------------------------
 Robert A. Shafto                Chairman, President and Chief Executive
                                  Officer of NELICO since 1996. Formerly,
                                  Chairman, President and Chief Executive
                                  Officer of The New England 1993-1996;
                                  President and Chief Executive Officer, 1992
                                  to 1993, President and Chief Operating
                                  Officer, 1990 to 1992, of The New England.
 Susan C. Crampton               Director of NELICO since 1996; serves as
  127 Tarbox Road                 Principal of The Vermont Partnership, a
  Jericho, VT 05465               business consulting firm located in Jericho,
                                  Vermont since 1989. Formerly, Director of The
                                  New England 1989-1996.
 Edward A. Fox                   Director of NELICO since 1996; Private
  RR Box 67-15                    Investor, Harborside, ME. Formerly Director
  Harborside, ME 04642            of The New England 1994-1996; Dean of The
                                  Amos Tuck School of Business Administration
                                  at Dartmouth College from 1990-1994.
 George J. Goodman               Director of NELICO since 1996; Author,
  Adam Smith's Money World        television journalist, and editor.
  50th Floor Drill Capital
  General Motors Building
  767 Fifth Avenue
  New York, NY 10153
 Dr. Paul E. Gray                Director of NELICO since 1996; Chairman of the
  MIT                             Corporation of the Massachusetts Institute of
  77 Massachusetts Avenue         Technology (MIT) since 1990. Formerly,
  Cambridge, MA 02139             Director of The New England 1973-1996.
 Dr. Evelyn E. Handler           Director of NELICO since 1996; Executive
  California Academy of Sciences  Director and Chief Executive Officer of the
  Golden Gate Park                California Academy of Sciences since 1994.
  San Francisco, CA 94118         Formerly, Director of The New England 1987-
                                  1996; Research Fellow and an Associate of the
                                  Graduate School of Education at Harvard
                                  University and a Senior Fellow at The
                                  Carnegie Foundation for the Advancement of
                                  Teaching, 1991-1994.
 Philip K. Howard, Esq.          Director of NELICO since 1996; Partner of the
  Howard, Darby & Levin           law firm of Howard, Darby & Levin in New York
  1330 Avenue of the Americas     City.
  New York, NY 10019
 Harry P. Kamen                  Director of NELICO since 1996; Chairman,
  Metropolitan Life               President, and Chief Executive Officer of
  One Madison Avenue              Metropolitan Life Insurance Company since
  New York, NY 10010              1995. Formerly, Chairman and CEO of MetLife
                                  1993-1995; Senior Executive Vice President
                                  1991-1993.
 Terence Lennon                  Director of NELICO since 1996; Senior Vice
  Metropolitan Life               President of Metropolitan Life Insurance
  One Madison Avenue              Company since 1994. Formerly, Assistant
  New York, NY 10010              Deputy Superintendent and Chief Examiner of
                                  the New York Insurance Department 1984-1994.
 Bernard A. Leventhal            Director of NELICO since 1996; Vice Chairman
  Burlington Industries           of the Board of Directors of Burlington
  1345 Avenue of the Americas     Industries, Inc. Formerly, President of the
  New York, NY 10105              Burlington Menswear Division since 1978.
                                  Corporate Group Vice President since 1985 and
                                  Director since 1990.
 Thomas J. May                   Director of NELICO since 1996; Chairman,
  Boston Edison Company           President and Chief Executive Officer of
  800 Boylston Street             Boston Edison Company since 1994. Formerly,
  Boston, MA 02199                Director of The New England 1994-1996;
                                  President and Chief Operating Officer of
                                  Boston Edison Co., 1993-1994; Executive Vice
                                  President 1990-1993.

    NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
     BUSINESS ADDRESS                   DURING THE PAST FIVE YEARS
    ------------------                 -----------------------------
 Stewart G. Nagler         Director of NELICO since 1996. Senior Executive Vice
  Metropolitan Life         President and Chief Financial Officer of
  One Madison Avenue        Metropolitan Life Insurance Company since 1986.
  New York, NY 10010
 Rand N. Stowell           Director of NELICO since 1996; President of United
  United Timber Corp.       Timber Corp. of Dixfield, Maine. Formerly, Director
  P.O. Box 650              of The New England 1990-1996.
  Pine Street
  Dixfield, ME 04224
 Alexander B. Trowbridge   Director of NELICO since 1996; President of
  Trowbridge Partners Inc.  Trowbridge Partners, Inc. in Washington, D.C.
  1317 F Street, N.W.,      Formerly, Director of The New England 1983-1996.
  Suite 500
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                       PRINCIPAL BUSINESS EXPERIENCE
           NAME                         DURING THE PAST FIVE YEARS
           ----                        -----------------------------
 Robert A. Shafto          See Directors above.
 David W. Allen            Senior Vice President of NELICO since 1996.
                            Formerly, Senior Vice President 1994-1996; Vice
                            President 1990-1994 of The New England.
 James P. Bossert          Vice President and Controller of NELICO since 1996.
                            Formerly, Vice President and Controller 1993-1996;
                            Vice President 1991-1993 of The New England.
 Thom A. Faria             President, Career Agency System (a business unit of
                            NELICO) since 1996. Formerly, Executive Vice
                            President in 1996; Senior Vice President, 1993-
                            1996; Vice President, 1986-1993 of The New England.
 Chester R. Frost          Senior Vice President and Treasurer of NELICO since
                            1996. Formerly, Senior Vice President since 1980
                            and Treasurer since 1996 of The New England.
 Anne M. Goggin            Senior Vice President and Associate General Counsel
                            of NELICO since 1997. Formerly, Vice President and
                            Counsel of NELICO in 1996; Vice President and
                            Counsel 1994-1996 and Second Vice President and
                            Counsel 1988-1994 of The New England.
 Edward C. Hall            President, New England Services (a business unit of
                            NELICO) since 1996. Formerly, President New England
                            Services (a business unit of The New England) 1994-
                            1996, Executive Vice President--Client Services,
                            1988 to 1994, of The New England.
 Daniel D. Jordan          Second Vice President, Counsel and Secretary of
                            NELICO since 1996. Formerly, Counsel and Assistant
                            Secretary of The New England, 1985-1996.
 Richard D. Keidan         Senior Vice President of NELICO since 1996.
                            Formerly, Vice President of Metropolitan Life 1994-
                            1996 (Chief Marketing Officer of MetLife
                            Brokerage); Regional Sales and Marketing Manager of
                            Phoenix Home Life until 1994.
 Alan C. Leland, Jr.       Senior Vice President of NELICO since 1996.
                            Formerly, Vice President of The New England 1984-
                            1996.

                                      PRINCIPAL BUSINESS EXPERIENCE
          NAME                         DURING THE PAST FIVE YEARS
          ----                        -----------------------------
 Bruce C. Long           President, New England Annuities (a business unit of
                          NELICO) since 1996. Formerly, President, New England
                          Annuities (a business unit of The New England) 1994-
                          1996; Senior Vice President, New England Annuities in
                          1994; Vice President, Keyport Life Insurance 1992-
                          1994; General Director, John Hancock Insurance 1990-
                          1992.
 George J. Maloof        Senior Vice President of NELICO since 1996. Formerly,
                          Vice President of The New England 1991-1996.
 Eileen T. McCarthy      Senior Vice President of NELICO since 1996. Formerly,
                          Senior Vice President 1995-1996; Vice President 1989-
                          1995 of The New England.
 Thomas W. McConnell     Senior Vice President of NELICO since 1996. Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993. Formerly, National
                          Sales Manager of Alliance Fund Distributors in 1993;
                          National Sales Manager of Equitable Capital
                          Securities 1992-1993.
 Thomas W. Moore         Senior Vice President of NELICO since 1996. Formerly,
                          Vice President of The New England 1990-1996.
 Robert W. Powell        President, Life Brokerage (a business unit of NELICO)
                          since 1996. Formerly, Officer-In-Charge of MetLife
                          Brokerage (a subsidiary of Metropolitan Life
                          Insurance Company) 1994-1996; Marketing Vice
                          President 1988-1994.
 Gregory A. Ross         President, TNE Information Services (a business unit
                          of NELICO) since 1996. Formerly, President, TNE
                          Information Services (a business unit of The New
                          England) and Chief Information Officer of The New
                          England, 1994-1996; Senior Vice President and Chief
                          Information Officer 1993-1994; Vice President, 1991-
                          1993 of The New England. President of TNE Information
                          Services, Inc.
 Robert E. Schneider     Executive Vice President and Chief Financial Officer
                          of NELICO since 1996. Formerly, Director, Executive
                          Vice President and Chief Financial Officer, 1993 to
                          1996; Executive Vice President and Chief Financial
                          Officer, 1990-1993, of The New England.
 John G. Small, Jr.      Senior Vice President of NELICO since 1996. Formerly,
                          Senior Vice President of The New England 1990-1996.
 Ellen D. Sullivan       Senior Vice President and Associate General Counsel of
                          NELICO since 1997. Formerly, Vice President and
                          Counsel of NELICO in 1996; Vice President and Counsel
                          1994-1996 and Second Vice President and Counsel 1985-
                          1994 of The New England.
 H. James Wilson         Executive Vice President and General Counsel of NELICO
                          since 1996. Formerly, Executive Vice President and
                          General Counsel of The New England, 1993-1996; Senior
                          Vice President and General Counsel, 1992 to 1993,
                          Senior Vice President and Associate General Counsel,
                          1990 to 1992, of The New England.
 John W. Wright          President, New England Employee Benefits Group (a
                          business unit of NELICO) since 1996. Formerly,
                          President, New England Employee Benefits Group (a
                          business unit of The New England), 1993-1996; Senior
                          Vice President of New England Employee Benefits
                          Group, 1989-1993 of The New England.
 Frederick K. Zimmermann Executive Vice President and Chief Investment Officer
                          of NELICO since 1996. Formerly, Executive Vice
                          President and Chief Investment Officer of The New
                          England 1993-1996; Senior Vice President--
                          Investments, 1989 to 1993, of The New England.

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  NELICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NELICO will give you, as Policy Owner, the right to instruct NELICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any Sub-Account of the Variable Account, or in any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate account of NELICO or an affiliate, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote, for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that Sub-Account for all policies for which voting instructions are received. No voting privileges apply with respect to cash value removed from the Variable Account as a result of a Policy loan.

  All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NELICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Boards of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If NELICO believes any Eligible Fund action is insufficient, NELICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NELICO may be unable to remedy.

  If required by state insurance authorities, NELICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NELICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NELICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a Sub-Account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NELICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the Sub-Account. If NELICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.

                        RIGHTS RESERVED BY NELICO

  NELICO and its affiliates may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from Policy Owners, if the applicable Federal securities laws or regulations or interpretations of them change. NELICO also reserves the right: (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional Sub-Accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds; (4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NELICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NELICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NELICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account Sub-Accounts, call the toll-free number 1-800-333-2501.

  For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                                    REPORTS

  NELICO will send you a statement annually showing your Policy's death benefit, cash value and any outstanding Policy loan principal. NELICO will also confirm Policy loans, subaccount transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  NELICO may from time to time receive endorsements of the Policies from professional organizations. NELICO may refer to or use such endorsements in advertisements or sales material for the Policies. NELICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NELICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan, L.L.P., of Washington, D.C., has provided advice on certain matters relating to federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the year ended December 31, 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory balance sheets of New England Variable Life Insurance Company and New England Pension and Annuity Company as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory balance sheet of Exeter Reassurance Company, Ltd. as at December 31, 1995, and the related statutory statements of income, capital and surplus, and cash flows for the year then ended (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended (not included herein); the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995 and for the period August 26, 1994 (commencement of operations) through December 31, 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The balance sheet of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings, and cash flows for the years ended December 31, 1995 and 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the periods ended December 31, 1995 and 1994, have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                   NET CASH VALUES AND ACCUMULATED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $250,000 and $500,000 for a male aged 40. The insured is assumed to be in the nonsmoker preferred risk classification. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. The illustrations for the $500,000 face amount reflect the lower sales charge and, in the illustrations based on current charges, the lower cost of insurance and first-year administrative charges that would apply to the Policy if issued in the personal market or if issued in business situations which qualify for those lower charges. (See "Charges and Expenses".) Each illustration is given for a Policy with an Option 1 and an Option 2 death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NELICO or other companies.

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if any policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .75% (on a current basis) and
 .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations are based on an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .77% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund, under which TNE Advisers bears operating expenses of the Zenith Fund Series (other than the Capital Growth Series) that exceed certain amounts. TNE Advisers could terminate the expense cap and expense deferral arrangements at any time. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  Taking account of the charges for mortality and expense risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.51%, 4.40% and 10.31%, respectively, based on NELICO's current charge for mortality and expense risks, and -1.66%, 4.24% and 10.15%, respectively, based on NELICO's guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NELICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  NELICO will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, NELICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40
                      $4,025 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                          DEATH BENEFIT           NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL             GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF       RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%      12%     0%     6%      12%      0%         6%         12%
------  -----------   --      --       ---      --     --      ---     --     --      ---      --         --         ---
  1         4,226   250,000 250,000   250,000  1,870   2,068   2,266  2,968   3,166   3,364    -53.54%    -48.63%    -43.70%
  2         8,664   250,000 250,000   250,000  4,871   5,455   6,063  6,001   6,585   7,193    -29.16     -23.30     -17.48
  3        13,323   250,000 250,000   250,000  7,098   8,264   9,526  8,961  10,127  11,389    -24.31     -17.80     -11.39
  4        18,215   250,000 250,000   250,000 10,027  11,976  14,170 11,827  13,776  15,970    -18.07     -11.49      -5.04
  5        23,352   250,000 250,000   250,000 12,903  15,841  19,280 14,640  17,578  21,018    -14.47      -7.88      -1.42
  6        28,746   250,000 250,000   250,000 15,949  20,087  25,130 17,397  21,535  26,578    -11.75      -5.24       1.14
  7        34,409   250,000 250,000   250,000 18,921  24,479  31,527 20,079  25,637  32,686     -9.97      -3.52       2.81
  8        40,356   250,000 250,000   250,000 21,857  29,060  38,570 22,726  29,929  39,439     -8.69      -2.28       4.00
  9        46,600   250,000 250,000   250,000 24,713  33,795  46,282 25,292  34,374  46,862     -7.76      -1.39       4.87
 10        53,156   250,000 250,000   250,000 27,535  38,736  54,781 27,825  39,025  55,070     -7.04       -.70       5.54
 15        91,194   250,000 250,000   250,000 40,077  65,825 111,253 40,077  65,825 111,253     -5.32       1.07       7.32
 20       139,741   250,000 250,000   264,686 50,442  98,474 203,605 50,442  98,474 203,605     -4.70       1.88       8.19
 25       201,701   250,000 250,000   426,034 58,440 138,735 355,029 58,440 138,735 355,029     -4.49       2.39       8.71
 30       280,780   250,000 250,000   689,510 62,128 188,290 599,574 62,128 188,290 599,574     -4.73       2.73       9.01
 35       381,706   250,000 264,285 1,045,237 59,133 251,700 995,464 59,133 251,700 995,464     -5.56       3.02       9.21
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
  1      6,111.35%  6,111.35%  6,111.35%
  2        639.71     639.71     639.71
  3        257.64     257.64     257.64
  4        148.47     148.47     148.47
  5        100.09     100.09     100.09
  6         73.55      73.55      73.55
  7         57.05      57.05      57.05
  8         45.91      45.91      45.91
  9         37.94      37.94      37.94
 10         32.00      32.00      32.00
 15         16.39      16.39      16.39
 20          9.88       9.88      10.35
 25          6.44       6.44       9.86
 30          4.35       4.35       9.72
 35          2.99       3.26       9.42

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $4,025 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%         12%
------  -----------   --      --      ---     --     --      ---     --     --      ---      --         --         ---
  1         4,226   250,000 250,000 250,000  1,776   1,970   2,166  2,874   3,068   3,264    -55.88%    -51.05%    -46.20%
  2         8,664   250,000 250,000 250,000  4,530   5,096   5,687  5,660   6,226   6,817    -32.72     -26.87     -21.04
  3        13,323   250,000 250,000 250,000  6,501   7,619   8,834  8,363   9,482  10,696    -27.91     -21.32     -14.83
  4        18,215   250,000 250,000 250,000  9,179  11,033  13,128 10,979  12,833  14,928    -21.25     -14.56      -8.00
  5        23,352   250,000 250,000 250,000 11,772  14,549  17,814 13,510  16,287  19,551    -17.37     -10.62      -4.04
  6        28,746   250,000 250,000 250,000 14,500  18,391  23,152 15,948  19,839  24,600    -14.42      -7.74      -1.20
  7        34,409   250,000 250,000 250,000 17,134  22,333  28,958 18,293  23,491  30,116    -12.46      -5.81        .69
  8        40,356   250,000 250,000 250,000 19,671  26,377  35,280 20,540  27,246  36,149    -11.09      -4.45       2.03
  9        46,600   250,000 250,000 250,000 22,110  30,527  42,172 22,689  31,106  42,751    -10.08      -3.44       3.03
 10        53,156   250,000 250,000 250,000 24,444  34,779  49,690 24,734  35,069  49,980     -9.32      -2.67       3.80
 15        91,194   250,000 250,000 250,000 33,110  56,363  98,024 33,110  56,363  98,024     -7.97       -.86       5.85
 20       139,741   250,000 250,000 250,000 37,260  79,681 175,583 37,260  79,681 175,583     -8.09       -.10       6.95
 25       201,701   250,000 250,000 362,723 34,894 104,420 302,269 34,894 104,420 302,269     -9.59        .28       7.68
 30       280,780   250,000 250,000 577,558 20,883 129,378 502,225 20,883 129,378 502,225    -16.09        .44       8.10
 35       381,706   250,000 250,000 860,370      0 153,298 819,400      0 153,298 819,400       --         .46       8.39
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
  1      6,111.35%  6,111.35%  6,111.35%
  2        639.71     639.71     639.71
  3        257.64     257.64     257.64
  4        148.47     148.47     148.47
  5        100.09     100.09     100.09
  6         73.55      73.55      73.55
  7         57.05      57.05      57.05
  8         45.91      45.91      45.91
  9         37.94      37.94      37.94
 10         32.00      32.00      32.00
 15         16.39      16.39      16.39
 20          9.88       9.88       9.88
 25          6.44       6.44       8.85
 30          4.35       4.35       8.82
 35          2.99       2.99       8.59

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $4,025 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                          DEATH BENEFIT           NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL             GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF       RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%      12%     0%     6%      12%      0%         6%         12%
------  -----------   --      --       ---      --     --      ---     --     --      ---      --         --         ---
  1         4,226   252,962 253,160   253,357  1,864   2,061   2,259  2,962   3,160   3,357    -53.69%    -48.78%    -43.87%
  2         8,664   255,984 256,566   257,172  4,854   5,435   6,041  5,984   6,566   7,172    -29.34     -23.49     -17.67
  3        13,323   258,925 260,086   261,342  7,063   8,223   9,480  8,925  10,086  11,342    -24.52     -18.01     -11.62
  4        18,215   261,765 263,702   265,882  9,965  11,902  14,082 11,765  13,702  15,882    -18.29     -11.72      -5.28
  5        23,352   264,545 267,460   270,872 12,807  15,722  19,135 14,545  17,460  20,872    -14.70      -8.12      -1.68
  6        28,746   267,260 271,360   276,353 15,812  19,912  24,905 17,260  21,360  26,353    -11.99      -5.49        .88
  7        34,409   269,893 275,388   282,354 18,734  24,230  31,195 19,893  25,388  32,354    -10.22      -3.77       2.55
  8        40,356   272,483 279,591   288,971 21,614  28,722  38,102 22,483  29,591  38,971     -8.94      -2.55       3.73
  9        46,600   274,982 283,925   296,215 24,403  33,346  45,636 24,982  33,925  46,215     -8.02      -1.66       4.59
 10        53,156   277,441 288,447   304,203 27,152  38,158  53,914 27,441  38,447  54,203     -7.31       -.97       5.25
 15        91,194   289,250 314,296   358,420 39,250  64,296 108,420 39,250  64,296 108,420     -5.61        .78       7.02
 20       139,741   298,777 344,765   445,192 48,777  94,765 195,192 48,777  94,765 195,192     -5.06       1.53       7.84
 25       201,701   305,064 379,695   583,719 55,064 129,695 333,719 55,064 129,695 333,719     -5.03       1.90       8.31
 30       280,780   305,665 417,019   803,134 55,665 167,019 553,134 55,665 167,019 553,134     -5.62       2.02       8.60
 35       381,706   297,610 453,436 1,150,311 47,610 203,436 900,311 47,610 203,436 900,311     -7.28       1.95       8.79
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
  1      6,184.94%  6,189.84%  6,194.77%
  2        649.06     649.97     650.91
  3        262.35     262.96     263.61
  4        151.82     152.35     152.96
  5        102.82     103.35     103.97
  6         75.94      76.49      77.15
  7         59.22      59.79      60.51
  8         47.93      48.54      49.32
  9         39.86      40.50      41.35
 10         33.82      34.51      35.44
 15         17.99      18.89      20.32
 20         11.33      12.48      14.50
 25          7.74       9.14      11.82
 30          5.47       7.13      10.49
 35          3.83       5.79       9.82

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $4,025 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $250,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  -----------   --      --      ---     --     --     ---     --     --     ---      --         --         ---
   1        4,226   252,868 253,062 253,257  1,770  1,964   2,159  2,868  3,062   3,257    -56.03%    -51.20%    -46.36%
   2        8,664   255,639 256,203 256,792  4,509  5,073   5,662  5,639  6,203   6,792    -32.94     -27.10     -21.28
   3       13,323   258,319 259,431 260,639  6,457  7,569   8,776  8,319  9,431  10,639    -28.19     -21.60     -15.13
   4       18,215   260,903 262,743 264,821  9,103 10,943  13,021 10,903 12,743  14,821    -21.55     -14.86      -8.31
   5       23,352   263,393 266,141 269,372 11,655 14,404  17,634 13,393 16,141  19,372    -17.68     -10.95      -4.37
   6       28,746   265,778 269,620 274,319 14,330 18,172  22,871 15,778 19,620  24,319    -14.76      -8.08      -1.55
   7       34,409   268,058 273,177 279,697 16,899 22,018  28,539 18,058 23,177  29,697    -12.81      -6.17        .32
   8       40,356   270,228 276,810 285,545 19,359 25,941  34,676 20,228 26,810  35,545    -11.45      -4.82       1.64
   9       46,600   272,284 280,519 291,904 21,705 29,939  41,325 22,284 30,519  41,904    -10.46      -3.84       2.62
  10       53,156   274,220 284,295 298,817 23,931 34,005  48,527 24,220 34,295  48,817     -9.73      -3.09       3.37
  15       91,194   281,740 303,845 343,370 31,740 53,845  93,370 31,740 53,845  93,370     -8.57      -1.44       5.28
  20      139,741   284,261 322,867 409,844 34,261 72,867 159,844 34,261 72,867 159,844     -9.09       -.96       6.16
  25      201,701   279,213 337,847 508,007 29,213 87,847 258,007 29,213 87,847 258,007    -11.62      -1.06       6.64
  30      280,780   261,783 341,618 650,443 11,783 91,618 440,443 11,783 91,618 400,443    -25.46      -1.85       6.92
  35      381,706         0 321,664 853,509      0 71,664 603,509      0 71,664 603,509       --       -4.17       7.06
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     6,182.61%  6,187.43%  6,192.27%
   2       648.53     649.40     650.32
   3       262.04     262.62     263.25
   4       151.57     152.09     152.67
   5       102.61     103.11     103.70
   6        75.74      76.26      76.88
   7        59.03      59.56      60.24
   8        47.74      48.30      49.04
   9        39.66      40.26      41.06
  10        33.62      34.25      35.13
  15        17.70      18.53      19.86
  20        10.93      11.95      13.85
  25         7.16       8.39      10.96
  30         4.61       6.07       9.43
  35          --        4.20       8.56

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,916 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                          DEATH BENEFIT            NET CASH VALUE              CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF         RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------- ------------------------- -------------------------------
 YEAR    PER YEAR     0%      6%       12%      0%      6%       12%      0%      6%       12%       0%         6%         12%
------  -----------   --      --       ---      --      --       ---      --      --       ---       --         --         ---
   1        8,312   500,000 500,000   500,000   4,039   4,442     4,847   6,235   6,639     7,043    -48.98%    -43.88%    -38.77%
   2       17,039   500,000 500,000   500,000  10,278  11,478    12,727  12,538  13,738    14,987    -25.57     -19.62     -13.70
   3       26,202   500,000 500,000   500,000  14,987  17,391    19,992  18,712  21,116    23,717    -21.31     -14.79      -8.36
   4       35,824   500,000 500,000   500,000  21,117  25,143    29,672  24,717  28,743    33,272    -15.56      -9.01      -2.58
   5       45,927   500,000 500,000   500,000  27,143  33,220    40,330  30,618  36,695    43,805    -12.32      -5.78        .63
   6       56,534   500,000 500,000   500,000  33,516  42,087    52,250  36,412  44,983    55,416     -9.89      -3.44       2.88
   7       67,673   500,000 500,000   500,000  39,753  51,275    65,870  42,070  53,592    68,187     -8.31      -1.94       4.32
   8       79,368   500,000 500,000   500,000  45,910  60,854    80,559  47,648  62,592    82,296     -7.20       -.89       5.33
   9       91,648   500,000 500,000   500,000  51,927  70,781    96,667  53,086  71,939    97,826     -6.40       -.13       6.05
  10      104,542   500,000 500,000   500,000  57,874  81,139   114,412  58,453  81,718   114,991     -5.79        .45       6.60
  15      179,351   500,000 500,000   500,000  83,525 137,116   231,479  83,525 137,116   231,479     -4.54       1.78       7.97
  20      274,830   500,000 500,000   548,726 104,114 203,908   422,097 104,114 203,908   422,097     -4.19       2.35       8.63
  25      396,687   500,000 500,000   880,377 119,607 285,947   733,647 119,607 285,947   733,647     -4.14       2.72       9.02
  30      552,210   500,000 500,000 1,422,306 126,555 387,235 1,236,788 126,555 387,235 1,236,788     -4.45       2.99       9.26
  35      750,703   500,000 542,577 2,153,879 120,218 516,740 2,051,313 120,218 516,740 2,051,313     -5.31       3.23       9.41
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     6,216.50%  6,216.50%  6,216.50%
   2       646.34     646.34     646.34
   3       259.89     259.89     259.89
   4       149.69     149.69     149.69
   5       100.90     100.90     100.90
   6        74.15      74.15      74.15
   7        57.52      57.52      57.52
   8        46.30      46.30      46.30
   9        38.28      38.28      38.28
  10        32.29      32.29      32.29
  15        16.58      16.58      16.58
  20        10.02      10.02      10.78
  25         6.55       6.55      10.17
  30         4.45       4.45       9.96
  35         3.07       3.47       9.62

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,916 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                          DEATH BENEFIT            NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%       12%      0%     6%       12%       0%         6%         12%
------  -----------   --      --       ---      --     --       ---      --     --       ---       --         --         ---
   1        8,312   500,000 500,000   500,000  3,820   4,217     4,614  6,016   6,413     6,811    -51.74%    -46.73%    -41.71%
   2       17,039   500,000 500,000   500,000  9,363  10,519    11,726 11,624  12,780    13,987    -30.30     -24.34     -18.42
   3       26,202   500,000 500,000   500,000 13,340  15,620    18,095 17,065  19,345    21,820    -26.18     -19.53     -12.99
   4       35,824   500,000 500,000   500,000 18,732  22,505    26,767 22,332  26,105    30,368    -19.93     -13.20      -6.61
   5       45,927   500,000 500,000   500,000 23,952  29,596    36,232 27,428  33,071    39,707    -16.30      -9.54      -2.93
   6       56,534   500,000 500,000   500,000 29,442  37,342    47,011 32,338  40,238    49,907    -13.53      -6.84       -.29
   7       67,673   500,000 500,000   500,000 34,743  45,291    58,737 37,060  47,607    61,054    -11.70      -5.04       1.46
   8       79,368   500,000 500,000   500,000 39,851  53,448    71,508 41,589  55,185    73,245    -10.41      -3.78       2.69
   9       91,648   500,000 500,000   500,000 44,761  61,818    85,431 45,920  62,976    86,590     -9.47      -2.85       3.61
  10      104,542   500,000 500,000   500,000 49,462  70,398   100,622 50,041  70,978   101,201     -8.77      -2.14       4.32
  15      179,351   500,000 500,000   500,000 66,954 114,007   198,367 66,954 114,007   198,367     -7.57       -.51       6.18
  20      274,830   500,000 500,000   500,000 75,423 161,235   355,357 75,423 161,235   355,357     -7.75        .17       7.20
  25      396,687   500,000 500,000   733,824 70,883 211,556   611,520 70,883 211,556   611,520     -9.24        .51       7.86
  30      552,210   500,000 500,000 1,168,112 43,116 262,795 1,015,749 43,116 262,795 1,015,749    -15.43        .65       8.25
  35      750,703   500,000 500,000 1,739,799      0 313,036 1,656,952      0 313,036 1,656,952       --         .67       8.50
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     6,216.50%  6,216.50%  6,216.50%
   2       646.34     646.34     646.34
   3       259.89     259.89     259.89
   4       149.69     149.69     149.69
   5       100.90     100.90     100.90
   6        74.15      74.15      74.15
   7        57.52      57.52      57.52
   8        46.30      46.30      46.30
   9        38.28      38.28      38.28
  10        32.29      32.29      32.29
  15        16.58      16.58      16.58
  20        10.02      10.02      10.02
  25         6.55       6.55       9.03
  30         4.45       4.45       8.97
  35         3.07       3.07       8.71

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,916 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                          DEATH BENEFIT            NET CASH VALUE              CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF         RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------- ------------------------- -------------------------------
 YEAR    PER YEAR     0%      6%       12%      0%      6%       12%      0%      6%       12%       0%         6%         12%
------  -----------   --      --       ---      --      --       ---      --      --       ---       --         --         ---
   1        8,312   506,226 506,629   507,033   4,030   4,433     4,837   6,226   6,629     7,033    -49.09%    -44.00%    -38.90%
   2       17,039   512,512 513,709   514,955  10,251  11,448    12,694  12,512  13,709    14,955    -25.70     -19.76     -13.85
   3       26,202   518,658 521,054   523,646  14,933  17,329    19,921  18,658  21,054    23,646    -21.47     -14.95      -8.53
   4       35,824   524,623 528,631   533,138  21,022  25,030    29,538  24,623  28,631    33,138    -15.73      -9.18      -2.76
   5       45,927   530,472 536,515   543,583  26,997  33,040    40,108  30,472  36,515    43,583    -12.49      -5.96        .44
   6       56,534   536,204 544,716   555,074  33,308  41,820    52,178  36,204  44,716    55,074    -10.06      -3.63       2.69
   7       67,673   541,785 553,211   567,680  39,468  50,894    65,363  41,785  53,211    67,680     -8.49      -2.13       4.13
   8       79,368   547,276 562,074   581,581  45,539  60,337    79,843  47,276  62,074    81,581     -7.38      -1.08       5.13
   9       91,648   552,611 571,252   596,836  51,452  70,093    95,678  52,611  71,252    96,836     -6.59       -.33       5.85
  10      104,542   557,865 580,833   613,665  57,285  80,254   113,085  57,865  80,833   113,665     -5.98        .25       6.39
  15      179,351   582,100 634,516   726,706  82,100 134,516   226,706  82,100 134,516   226,706     -4.77       1.54       7.73
  20      274,830   600,937 696,924   906,547 100,937 196,924   406,547 100,937 196,924   406,547     -4.52       2.03       8.32
  25      396,687   612,905 768,126 1,193,312 112,905 268,126   693,312 112,905 268,126   693,312     -4.65       2.26       8.66
  30      552,210   613,547 844,438 1,648,011 113,547 344,438 1,148,011 113,547 344,438 1,148,011     -5.32       2.30       8.88
  35      750,703   596,917 919,339 2,368,296  96,917 419,339 1,868,296  96,917 419,339 1,868,296     -7.00       2.19       9.02
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     6,295.16%  6,300.25%  6,305.36%
   2       656.20     657.14     658.11
   3       264.84     265.47     266.14
   4       153.20     153.76     154.38
   5       103.76     104.32     104.96
   6        76.66      77.23      77.91
   7        59.80      60.40      61.14
   8        48.43      49.06      49.87
   9        40.29      40.96      41.84
  10        34.21      34.92      35.89
  15        18.24      19.18      20.65
  20        11.51      12.70      14.78
  25         7.87       9.32      12.06
  30         5.58       7.28      10.70
  35         3.93       5.92      10.01

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                      $7,916 ANNUAL PREMIUM FOR NONSMOKER
                          PREFERRED UNDERWRITING RISK
                             $500,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                          DEATH BENEFIT            NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%       12%      0%     6%       12%       0%         6%         12%
------  -----------   --      --       ---      --     --       ---      --     --       ---       --         --         ---
   1        8,312   506,008 506,404   506,801  3,811   4,207     4,604  6,008   6,404     6,801    -51.85%    -46.85%    -41.83%
   2       17,039   511,584 512,737   513,939  9,324  10,476    11,679 11,584  12,737    13,939    -30.51     -24.56     -18.65
   3       26,202   516,979 519,246   521,708 13,254  15,521    17,983 16,979  19,246    21,708    -26.45     -19.81     -13.27
   4       35,824   522,181 525,925   530,154 18,581  22,325    26,554 22,181  25,925    30,154    -20.22     -13.50      -6.92
   5       45,927   527,192 532,779   539,348 23,717  29,304    35,872 27,192  32,779    39,348    -16.61      -9.86      -3.26
   6       56,534   531,996 539,796   549,342 29,100  36,900    46,446 31,996  39,796    49,342    -13.86      -7.17       -.64
   7       67,673   536,587 546,973   560,209 34,270  44,656    57,893 36,587  46,973    60,209    -12.04      -5.40       1.10
   8       79,368   540,958 554,306   572,027 39,220  52,568    70,289 40,958  54,306    72,027    -10.77      -4.15       2.31
   9       91,648   545,102 561,791   584,880 43,944  60,633    83,722 45,102  61,791    84,880     -9.86      -3.24       3.21
  10      104,542   549,004 569,414   598,853 48,425  68,835    98,274 49,004  69,414    98,853     -9.18      -2.56       3.90
  15      179,351   564,188 608,920   688,958 64,188 108,920   188,958 64,188 108,920   188,958     -8.17      -1.09       5.61
  20      274,830   569,362 647,460   823,524 69,362 147,460   323,324 69,362 147,460   323,524     -8.74       -.68       6.40
  25      396,687   559,390 678,032 1,022,477 59,390 178,032   522,477 59,390 178,032   522,477    -11.23       -.82       6.84
  30      552,210   524,642 686,329 1,311,611 24,642 186,329   811,611 24,642 186,329   811,611    -24.31      -1.62       7.08
  35      750,703         0 647,351 1,724,664      0 147,351 1,224,664      0 147,351 1,224,664       --       -3.86       7.20
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     6,292.40%  6,297.41%  6,302.42%
   2       655.47     656.38     657.32
   3       264.40     246.99     265.64
   4       152.86     153.38     153.97
   5       103.46     103.97     104.57
   6        76.37      76.90      77.53
   7        59.53      60.08      60.76
   8        48.15      48.73      49.47
   9        40.01      40.62      41.43
  10        33.93      34.57      35.46
  15        17.90      18.73      20.07
  20        11.07      12.11      14.02
  25         7.28       8.52      11.11
  30         4.72       6.18       9.56
  35          --        4.31       8.68

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The Policies were not available until August, 1995. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Loomis Sayles Avanti Growth Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994. The remaining Zenith Fund Series commenced operations on October 31, 1994. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of the VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively.

  The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of
 .75%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the Sub-Account or Sub-Accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, the rate is calculated by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                          ANNUAL NET RATE OF RETURN
                  ------------------------------------------------------------------------------------------------------------
  SUB-ACCOUNT                                                FOR ONE YEAR ENDING
  -----------     8/26/83- ---------------------------------------------------------------------------------------------------
                  12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
                  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.58%   -1.11%   66.84%   93.75%   51.56%   -9.47%   31.88%   -5.73%   52.83%   -6.75%   14.11%   -7.76%
Bond Income.....    2.77%   11.93    17.87    13.98     1.50     7.56    11.46     7.28    17.08     7.37    11.77    -4.08
Money Market....    3.03%    9.80     7.45     6.01     5.73     6.71     8.44     7.38     5.42     3.02     2.20     3.20


                  ANNUAL NET RATE OF RETURN
                  -------------------------     8/26/83-  8/26/93-
  SUB-ACCOUNT        FOR ONE YEAR ENDING        12/31/96  12/31/96
  -----------     -------------------------      TOTAL    EFFECTIVE
                  12/31/95 12/31/96              RETURN    ANNUAL
                  -------- --------             --------  ---------
Capital Growth*.   37.00%   20.16%              1,362.22%   22.26%
Bond Income.....   20.29     3.82                 239.56     9.59
Money Market....    4.91     4.34                 112.26     5.80

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 5/1/87-   5/1/87-
  SUB-ACCOUNT                                           FOR ONE YEAR ENDING                                12/31/96 12/31/96
  -----------    5/1/87-  --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Stock Index.....  -13.06%  15.47%   29.18%   -4.86%   29.46%    6.49%    8.90%     .36%   35.90%   21.55%   208.57%   12.36%
Managed.........   -1.15%   8.67    18.20     2.44    19.28     5.90     9.82    -1.85    30.28    14.16    163.39    10.53

                               ANNUAL NET RATE OF RETURN
                          ----------------------------------- 4/30/93- 4/30/93-
       SUB-ACCOUNT                    FOR ONE YEAR ENDING     12/31/96 12/31/96
       -----------        4/30/93- --------------------------  TOTAL   EFFECTIVE
                          12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
                          -------- -------- -------- -------- -------- ---------
Growth and Income........  13.67%   -1.94%   35.45%   17.21%   76.95%    16.82%
Avanti Growth............  14.16    -1.01    29.38    16.72    70.66     15.67

                            ANNUAL NET RATE OF RETURN
                          --------------------------------     5/2/94-   5/2/94-
       SUB-ACCOUNT                  FOR ONE YEAR ENDING       12/31/96  12/31/96
       -----------         5/2/94-  ----------------------      TOTAL   EFFECTIVE
                          12/31/94  12/31/95     12/31/96      RETURN    ANNUAL
                          --------- ---------    ---------    --------- ---------
Small Cap................   -3.71%       27.88%       29.70%    59.72%    19.19%
                            ANNUAL NET RATE OF RETURN
                          --------------------------------
                                    FOR ONE YEAR ENDING       10/31/94- 10/31/94-
                                    ----------------------    12/31/96  12/31/96
                          10/31/94-                             TOTAL   EFFECTIVE
       SUB-ACCOUNT        12/31/94  12/31/95     12/31/96      RETURN    ANNUAL
       -----------        --------- ---------    ---------    --------- ---------
Equity Growth............   -4.32%       47.59%       12.32%    58.62%    23.71%
Balanced.................    -.22        23.86        16.03     43.40     18.09
Venture Value............   -3.62        38.25        24.89     66.41     26.47
International Magnum
 Equity**................    2.48         5.44         5.87     14.39      6.40

--------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Morgan Stanley International Magnum Equity Series' sub-adviser was
   Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became sub-adviser.

          SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 10/9/86-
  SUB-ACCOUNT                                                FOR ONE YEAR ENDING                                    12/31/96
  -----------    10/9/86- -----------------------------------------------------------------------------------------  TOTAL
                 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .03%    -1.87%   21.79%   16.47%   -15.93%  30.46%   16.01%   17.41%    6.27%   34.09%   13.42%   236.19%
                 10/9/86-
  SUB-ACCOUNT    12/31/96
  -----------    EFFECTIVE
                  ANNUAL
                 ---------
Equity-Income...   12.59%

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 1/28/87- 1/28/87-
                                                        FOR ONE YEAR ENDING                                12/31/96 12/31/96
                 1/28/87- --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Overseas........  -6.03%    7.32%   25.34%   -2.40%    7.19%   -11.39%  36.33%    .97%     8.86%   12.36%   97.28%    7.09%

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
  SUB-ACCOUNT                                                    FOR ONE YEAR ENDING
  -----------    9/19/85- --------------------------------------------------------------------------------------------------
                 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.15%   16.80%    0.46%   10.81%   -4.89%   -2.97%   34.07%   22.24%   19.50%   -2.28%   19.71%   13.17%
                 9/19/85- 9/19/85-
  SUB-ACCOUNT    12/31/96 12/31/96
  -----------     TOTAL   EFFECTIVE
                  RETURN   ANNUAL
                 -------- ---------
High Income.....  230.27%   11.17%

         SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                                ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------------------------- 9/6/89-   9/6/89-
      SUB-ACCOUNT                                      FOR ONE YEAR ENDING                       12/31/96 12/31/96
      -----------        9/6/89-  --------------------------------------------------------------  TOTAL   EFFECTIVE
                         12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96  RETURN   ANNUAL
                         -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager...........   .57%     5.92%   21.64%   10.88%   20.33%   -6.79%   16.08%   13.74%   112.77%   10.87%

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $250,000 and $500,000 face amount, respectively, with annual premiums paid on August 26 of each year (May 1 in the case of the Zenith Stock Index, Zenith Managed and Zenith Small Cap Sub-Accounts; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account, January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown first for Policies with the Option 1 death benefit and then for Policies with the Option 2 death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. These illustrations of policy investment experience reflect all Policy charges based on NELICO's current rates. The illustrations for the $500,000 face amount reflect the lower sales charge, cost of insurance and first-year administrative charges that would apply to the Policy if issued in the personal market or if issued in business situations which qualify for those lower charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                             $250,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   4,025  250,000 250,000    3,664   2,566         --             --
December 31, 1983.......   4,025  250,000 250,000    3,746   2,648      -69.98%           --
December 31, 1984.......   8,050  250,000 250,000    6,739   5,572      -37.22       1,965.76%
December 31, 1985.......  12,075  250,000 250,000   15,011  13,112        6.21         432.72
December 31, 1986.......  16,100  250,000 250,000   32,114  30,278       36.31         206.04
December 31, 1987.......  20,124  250,000 250,000   51,029  49,255       39.74         127.04
December 31, 1988.......  24,149  250,000 250,000   49,346  47,729       24.08          88.73
December 31, 1989.......  28,174  250,000 250,000   67,185  65,858       25.13          66.61
December 31, 1990.......  32,199  250,000 250,000   66,992  65,955       18.23          52.41
December 31, 1991.......  36,224  250,000 250,000  105,918 105,170       23.59          42.60
December 31, 1992.......  40,249  250,000 250,000  102,251 101,793       18.29          35.48
December 31, 1993.......  44,274  250,000 250,000  120,031 119,862       17.61          30.09
December 31, 1994.......  48,299  250,000 250,000  112,839 112,839       13.72          25.89
December 31, 1995.......  52,324  250,000 273,035  159,669 159,669       16.33          23.75
December 31, 1996.......  56,348  250,000 319,794  194,996 194,996       16.66          22.90
ZENITH BOND INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   4,025  250,000 250,000    3,664   2,566         --             --
December 31, 1983.......   4,025  250,000 250,000    3,530   2,432      -76.48%           --
December 31, 1984.......   8,050  250,000 250,000    7,266   6,099      -29.16       1,965.76%
December 31, 1985.......  12,075  250,000 250,000   11,858   9,959      -13.79         432.72
December 31, 1986.......  16,100  250,000 250,000   16,672  14,836       -4.39         206.04
December 31, 1987.......  20,124  250,000 250,000   20,023  18,249       -4.15         127.04
December 31, 1988.......  24,149  250,000 250,000   24,652  23,036       -1.66          88.73
December 31, 1989.......  28,174  250,000 250,000   30,604  29,277        1.15          66.61
December 31, 1990.......  32,199  250,000 250,000   36,029  34,991        2.15          52.41
December 31, 1991.......  36,224  250,000 250,000   45,467  44,719        4.79          42.60
December 31, 1992.......  40,249  250,000 250,000   51,848  51,389        4.96          35.48
December 31, 1993.......  44,274  250,000 250,000   60,986  60,817        5.80          30.09
December 31, 1994.......  48,299  250,000 250,000   61,384  61,384        4.02          25.89
December 31, 1995.......  52,324  250,000 250,000   77,271  77,271        5.95          22.54
December 31, 1996.......  56,348  250,000 250,000   83,527  83,527        5.55          19.81

ZENITH MONEY MARKET SUB-ACCOUNT

                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
August 26, 1983.........   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1983.......   4,025  250,000 250,000   3,538   2,440      -76.28%           --
December 31, 1984.......   8,050  250,000 250,000   7,044   5,877      -32.54       1,965.76%
December 31, 1985.......  12,075  250,000 250,000  10,758   8,859      -21.68         432.72
December 31, 1986.......  16,100  250,000 250,000  14,538  12,701      -12.58         206.04
December 31, 1987.......  20,124  250,000 250,000  18,486  16,712       -7.87         127.04
December 31, 1988.......  24,149  250,000 250,000  22,859  21,243       -4.51          88.73
December 31, 1989.......  28,174  250,000 250,000  27,885  26,558       -1.77          66.61
December 31, 1990.......  32,199  250,000 250,000  33,018  31,981         .18          52.41
December 31, 1991.......  36,224  250,000 250,000  37,864  37,115         .56          42.60
December 31, 1992.......  40,249  250,000 250,000  42,026  41,568         .66          35.48
December 31, 1993.......  44,274  250,000 250,000  45,979  45,810         .64          30.09
December 31, 1994.......  48,299  250,000 250,000  50,529  50,529         .77          25.89
December 31, 1995.......  52,324  250,000 250,000  56,103  56,103        1.09          22.54
December 31, 1996.......  56,348  250,000 250,000  61,648  61,648        1.30          19.81
ZENITH STOCK INDEX SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
May 1, 1987.............   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1987.......   4,025  250,000 250,000   2,846   1,748      -71.28%           --
December 31, 1988.......   8,050  250,000 250,000   6,586   5,435      -29.47       1,028.86%
December 31, 1989.......  12,075  250,000 250,000  12,434  10,550       -7.90         327.26
December 31, 1990.......  16,100  250,000 250,000  14,728  12,907       -9.98         173.58
December 31, 1991.......  20,124  250,000 250,000  22,457  20,699        1.06         112.36
December 31, 1992.......  24,149  250,000 250,000  27,181  25,637        1.89          80.63
December 31, 1993.......  28,174  250,000 250,000  32,856  31,601        3.12          61.58
December 31, 1994.......  32,199  250,000 250,000  36,084  35,119        2.08          49.02
December 31, 1995.......  36,224  250,000 250,000  53,156  52,480        7.83          40.19
December 31, 1996.......  40,249  250,000 250,000  67,614  67,228        9.69          33.69
ZENITH MANAGED SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
May 1, 1987.............   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1987.......   4,025  250,000 250,000   3,227   2,129      -61.43%           --
December 31, 1988.......   8,050  250,000 250,000   6,768   5,617      -27.29       1,028.86%
December 31, 1989.......  12,075  250,000 250,000  11,636   9,753      -12.32         327.26
December 31, 1990.......  16,100  250,000 250,000  15,120  13,299       -8.65         173.58
December 31, 1991.......  20,124  250,000 250,000  21,424  19,665        -.86         112.36
December 31, 1992.......  24,149  250,000 250,000  26,000  24,455         .40          80.63
December 31, 1993.......  28,174  250,000 250,000  31,752  30,497        2.16          61.58
December 31, 1994.......  32,199  250,000 250,000  34,246  33,281         .79          49.02
December 31, 1995.......  36,224  250,000 250,000  48,496  47,820        5.88          40.19
December 31, 1996.......  40,249  250,000 250,000  58,466  58,080        6.97          33.69
ZENITH GROWTH AND INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
April 30, 1993..........   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1993.......   4,025  250,000 250,000   3,674   2,576      -48.56%           --
December 31, 1994.......   8,050  250,000 250,000   6,728   5,582      -27.65       1,024.16%
December 31, 1995.......  12,075  250,000 250,000  13,001  11,123       -4.84         326.55
December 31, 1996.......  16,100  250,000 250,000  18,655  16,839        2.08         173.34

ZENITH AVANTI GROWTH SUB-ACCOUNT

                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
April 30, 1993..........   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1993.......   4,025  250,000 250,000   3,692   2,594      -48.03%           --
December 31, 1994.......   8,050  250,000 250,000   6,797   5,651      -26.84       1,024.16%
December 31, 1995.......  12,075  250,000 250,000  12,669  10,791       -6.59         326.55
December 31, 1996.......  16,100  250,000 250,000  18,057  16,241         .40         173.34

ZENITH SMALL CAP SUB-ACCOUNT

                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
May 1, 1994.............   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 250,000   3,100   2,002      -64.97%           --
December 31, 1995.......   8,050  250,000 250,000   7,739   6,588      -16.07       1,033.60%
December 31, 1996.......  12,075  250,000 250,000  13,599  11,716       -1.80         327.97

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 250,000   3,534   2,436      -95.04%           --
December 31, 1995.......   8,050  250,000 250,000   7,554   6,377      -31.31       3,253.36%
December 31, 1996.......  12,075  250,000 250,000  11,970  10,061      -15.13         521.02

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 250,000   3,622   2,524      -93.88%           --
December 31, 1995.......   8,050  250,000 250,000   7,087   5,910      -40.06       3,253.36%
December 31, 1996.......  12,075  250,000 250,000  10,667   8,758      -25.98         521.02

ZENITH VENTURE VALUE SUB-ACCOUNT

                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 250,000   3,425   2,327      -96.24%           --
December 31, 1995.......   8,050  250,000 250,000   7,886   6,708      -25.08       3,253.36%
December 31, 1996.......  12,075  250,000 250,000  13,093  11,184       -6.48         521.02

ZENITH EQUITY GROWTH SUB-ACCOUNT

                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 250,000   3,342   2,243      -96.97%           --
December 31, 1995.......   8,050  250,000 250,000   7,890   6,713      -25.00       3,253.36%
December 31,1996........  12,075  250,000 250,000  12,056  10,146      -14.45         521.02

EQUITY-INCOME SUB-ACCOUNT

                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 9, 1986.........   4,025  250,000 250,000   3,664   2,566         --             --
December 31, 1986.......   4,025  250,000 250,000   3,551   2,453      -88.67%           --
December 31, 1987.......   8,050  250,000 250,000   5,966   4,788      -56.35       2,709.25%
December 31, 1988.......  12,075  250,000 250,000  10,279   8,370      -27.92         488.44
December 31, 1989.......  16,100  250,000 250,000  15,090  13,243      -11.14         221.13
December 31, 1990.......  20,124  250,000 250,000  15,893  14,108      -15.87         133.47
December 31, 1991.......  24,149  250,000 250,000  23,974  22,309       -2.91          92.16
December 31, 1992.......  28,174  250,000 250,000  31,179  29,803        1.74          68.70
December 31, 1993.......  32,199  250,000 250,000  39,615  38,529        4.77          53.79
December 31, 1994.......  36,224  250,000 250,000  45,032  44,236        4.67          43.58
December 31, 1995.......  40,249  250,000 250,000  63,947  63,440        9.34          36.19
December 31, 1996.......  44,274  250,000 250,000  75,421  75,203        9.76          30.63

OVERSEAS SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
January 28, 1987........   4,025  250,000 250,000    3,664   2,566         --             --
December 31, 1987.......   4,025  250,000 250,000    2,847   1,749      -59.46%           --
December 31, 1988.......   8,050  250,000 250,000    6,645   5,515      -23.83         705.23%
December 31, 1989.......  12,075  250,000 250,000   11,929  10,066       -9.17         271.30
December 31, 1990.......  16,100  250,000 250,000   14,741  12,941       -8.82         153.68
December 31, 1991.......  20,124  250,000 250,000   19,116  17,379       -4.98         102.71
December 31, 1992.......  24,149  250,000 250,000   19,568  18,120       -8.34          75.09
December 31, 1993.......  28,174  250,000 250,000   30,774  29,615        1.27          58.04
December 31, 1994.......  32,199  250,000 250,000   33,855  32,986         .55          46.60
December 31, 1995.......  36,224  250,000 250,000   40,760  40,181        2.10          38.44
December 31, 1996.......  40,249  250,000 250,000   48,889  48,599        3.45          32.37
HIGH INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
September 19, 1985......   4,025  250,000 250,000    3,664   2,566         --             --
December 31, 1985.......   4,025  250,000 250,000    3,707   2,609      -78.50%           --
December 31, 1986.......   8,050  250,000 250,000    7,521   6,350      -27.35       2,325.76%
December 31, 1987.......  12,075  250,000 250,000   10,629   8,725      -23.86         461.69
December 31, 1988.......  16,100  250,000 250,000   14,896  13,054      -11.57         214.04
December 31, 1989.......  20,124  250,000 250,000   17,079  15,299      -11.94         130.47
December 31, 1990.......  24,149  250,000 250,000   19,579  17,937      -10.74          90.57
December 31, 1991.......  28,174  250,000 250,000   29,380  28,029        -.16          67.74
December 31, 1992.......  32,199  250,000 250,000   38,934  37,872        4.26          53.16
December 31, 1993.......  36,224  250,000 250,000   49,702  48,929        6.90          43.13
December 31, 1994.......  40,249  250,000 250,000   51,594  51,111        4.91          35.86
December 31, 1995.......  44,274  250,000 250,000   64,965  64,772        7.01          30.38
December 31, 1996.......  48,299  250,000 250,000   76,503  76,503        7.67          26.12

ASSET MANAGER SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
September 6, 1989.......   4,025  250,000 250,000    3,664   2,566         --             --
December 31, 1989.......   4,025  250,000 250,000    3,526   2,428      -79.61%           --
December 31, 1990.......   8,050  250,000 250,000    6,962   5,790      -35.01       2,119.26%
December 31, 1991.......  12,075  250,000 250,000   11,693   9,788      -15.32         445.60
December 31, 1992.......  16,100  250,000 250,000   16,156  14,314       -6.40         209.64
December 31, 1993.......  20,124  250,000 250,000   22,689  20,910        1.65         128.59
December 31, 1994.......  24,149  250,000 250,000   23,983  22,342       -2.76          89.56
December 31, 1995.......  28,174  250,000 250,000   31,140  29,789        1.68          67.12
December 31, 1996.......  32,199  250,000 250,000   38,646  37,584        4.02          52.75

                             OPTION 2 DEATH BENEFIT
ZENITH CAPITAL GROWTH SUB-ACCOUNT*
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   4,025  250,000 253,664    3,664   2,566         --             --
December 31, 1983.......   4,025  250,000 253,743    3,743   2,645      -70.08%           --
December 31, 1984.......   8,050  250,000 256,727    6,727   5,560      -37.40       2,008.31%
December 31, 1985.......  12,075  250,000 264,967   14,967  13,068        5.95         447.39
December 31, 1986.......  16,100  250,000 281,966   31,966  30,129       36.01         218.91
December 31, 1987.......  20,124  250,000 300,693   50,693  48,919       39.42         138.75
December 31, 1988.......  24,149  250,000 298,931   48,931  47,314       23.76          96.57
December 31, 1989.......  28,174  250,000 316,483   66,483  65,156       24.81          74.50
December 31, 1990.......  32,199  250,000 316,157   66,157  65,120       17.91          58.72
December 31, 1991.......  36,224  250,000 354,368  104,368 103,619       23.26          50.47
December 31, 1992.......  40,249  250,000 350,528  100,528 100,069       17.96          42.03
December 31, 1993.......  44,274  250,000 367,736  117,736 117,567       17.08          36.66
December 31, 1994.......  48,299  250,000 360,431  110,431 110,431       13.39          31.45
December 31, 1995.......  52,324  250,000 405,939  155,939 155,939       16.00          26.19
December 31, 1996.......  56,348  250,000 440,142  190,142 190,142       16.34          26.90

ZENITH BOND INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
August 26, 1983.........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1983.......   4,025  250,000 253,528   3,528   2,430      -76.56%           --
December 31, 1984.......   8,050  250,000 257,253   7,253   6,086      -29.35       2,011.63%
December 31, 1985.......  12,075  250,000 261,824  11,824   9,925      -14.02         444.35
December 31, 1986.......  16,100  250,000 266,603  16,603  14,766       -4.64         212.86
December 31, 1987.......  20,124  250,000 269,911  19,911  18,137       -4.41         131.85
December 31, 1988.......  24,149  250,000 274,480  24,480  22,863       -1.92          92.80
December 31, 1989.......  28,174  250,000 280,341  30,341  29,014         .88          70.42
December 31, 1990.......  32,199  250,000 285,660  35,660  34,622        1.88          55.98
December 31, 1991.......  36,224  250,000 294,920  44,920  44,171        4.51          46.31
December 31, 1992.......  40,249  250,000 301,121  51,121  50,663        4.68          39.07
December 31, 1993.......  44,274  250,000 310,010  60,010  59,841        5.51          33.74
December 31, 1994.......  48,299  250,000 310,285  60,285  60,285        3.72          29.17
December 31, 1995.......  52,324  250,000 325,746  75,746  75,746        5.65          26.17
December 31, 1996.......  56,348  250,000 331,731  81,731  81,731        5.25          23.36

ZENITH MONEY MARKET SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
August 26, 1983.........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1983.......   4,025  250,000 253,535   3,535   2,437      -76.36%           --
December 31, 1984.......   8,050  250,000 257,031   7,031   5,865      -32.73       2,010.23%
December 31, 1985.......  12,075  250,000 260,728  10,728   8,829      -21.91         443.29
December 31, 1986.......  16,100  250,000 264,479  14,479  12,642      -12.82         212.01
December 31, 1987.......  20,124  250,000 268,387  18,387  16,613       -8.21         131.49
December 31, 1988.......  24,149  250,000 272,705  22,705  21,088       -4.77          92.52
December 31, 1989.......  28,174  250,000 277,654  27,654  26,326       -2.03          70.10
December 31, 1990.......  32,199  250,000 282,690  32,690  31,652        -.45          55.70
December 31, 1991.......  36,224  250,000 287,422  37,422  36,674         .28          45.73
December 31, 1992.......  40,249  250,000 291,460  41,460  41,002         .38          38.44
December 31, 1993.......  44,274  250,000 295,278  45,278  45,109         .35          32.91
December 31, 1994.......  48,299  250,000 299,670  49,670  49,670         .48          28.64
December 31, 1995.......  52,324  250,000 305,058  55,058  55,058         .80          25.27
December 31, 1996.......  56,348  250,000 310,403  60,403  60,403        1.01          22.53

ZENITH STOCK INDEX SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
May 1, 1987.............   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1987.......   4,025  250,000 252,842   2,842   1,744      -71.37%           --
December 31, 1988.......   8,050  250,000 256,572   6,572   5,421      -29.64       1,047.46%
December 31, 1989.......  12,075  250,000 262,392  12,392  10,509       -8.12         335.94
December 31, 1990.......  16,100  250,000 264,660  14,660  12,839      -10.21         178.54
December 31, 1991.......  20,124  250,000 272,321  22,321  20,562         .81         117.05
December 31, 1992.......  24,149  250,000 276,974  26,974  25,429        1.63          84.67
December 31, 1993.......  28,174  250,000 282,550  32,550  31,295        2.86          65.34
December 31, 1994.......  32,199  250,000 285,688  35,688  34,723        1.81          52.37
December 31, 1995.......  36,224  250,000 302,472  52,472  51,797        7.55          44.24
December 31, 1996.......  40,249  250,000 316,606  66,606  66,220        9.41          38.04

ZENITH MANAGED SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
May 1, 1987.............   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1987.......   4,025  250,000 253,223   3,223   2,125      -61.54%           --
December 31, 1988.......   8,050  250,000 256,753   6,753   5,602      -27.47       1,047.97%
December 31, 1989.......  12,075  250,000 261,597  11,597   9,714      -12.54         335.39
December 31, 1990.......  16,100  250,000 265,050  15,050  13,229       -8.89         178.67
December 31, 1991.......  20,124  250,000 271,294  21,294  19,536       -1.11         116.84
December 31, 1992.......  24,149  250,000 275,804  25,804  24,259         .14          84.51
December 31, 1993.......  28,174  250,000 281,460  31,460  30,205        1.90          65.22
December 31, 1994.......  32,199  250,000 283,875  33,875  32,910         .52          52.21
December 31, 1995.......  36,224  250,000 297,881  47,881  47,205        5.61          43.91
December 31, 1996.......  40,249  250,000 307,608  57,608  57,222        6.69          37.51

ZENITH GROWTH AND INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
April 30, 1993..........   4,025  250,000 253,664   3,664   2,566          --             --
December 31, 1993.......   4,025  250,000 253,669   3,669   2,571      -48.72%            --
December 31, 1994.......   8,050  250,000 256,712   6,712   5,556      -27.84       1,043.04%
December 31, 1995.......  12,075  250,000 262,955  12,955  11,077       -5.08         335.60
December 31, 1996.......  16,100  250,000 268,562  18,562  16,746        1.82         179.58

ZENITH AVANTI GROWTH SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
April 30, 1993..........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1993.......   4,025  250,000 253,687   3,687   2,589      -48.18%           --
December 31, 1994.......   8,050  250,000 256,780   6,780   5,634      -27.03       1,043.23%
December 31, 1995.......  12,075  250,000 262,624  12,624  10,746       -6.83         335.37
December 31, 1996.......  16,100  250,000 267,967  17,967  16,151         .15         179.38
ZENITH SMALL CAP SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
May 1, 1994.............   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 253,096   3,096   1,998      -65.08%           --
December 31, 1995.......   8,050  250,000 257,722   7,722   6,571      -16.27       1,055.56%
December 31, 1996.......  12,075  250,000 263,552  13,552  11,669       -2.04         337.47
ZENITH BALANCED SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 253,533   3,533   2,435      -95.06%           --
December 31, 1995.......   8,050  250,000 257,543   7,543   6,366      -31.51       3,342.07%
December 31, 1996.......  12,075  250,000 261,940  11,940  10,030      -15.37         535.75
ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 253,620   3,620   2,522      -93.90%           --
Decmber 31, 1995........   8,050  250,000 257,077   7,077   5,900      -40.24       3,336.60%
December 31, 1996.......  12,075  250,000 260,642  10,642   8,732      -26.20         534.16
ZENITH VENTURE VALUE SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 253,423   3,423   2,325      -96.25%           --
December 31, 1995.......   8,050  250,000 257,874   7,874   6,697      -25.30       3,345.95%
December 31, 1996.......  12,075  250,000 263,059  13,059  11,149       -6.73         537.11
ZENITH EQUITY GROWTH SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1994.......   4,025  250,000 253,340   3,340   2,242      -96.98%           --
December 31, 1995.......   8,050  250,000 257,878   7,878   6,701      -25.23       3,346.01%
December 31, 1996.......  12,075  250,000 262,024  12,024  10,115      -14.70         535.85

EQUITY-INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 9, 1986.........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1986.......   4,025  250,000 253,550   3,550   2,451      -88.70%           --
December 31, 1987.......   8,050  250,000 255,957   5,957   4,780      -56.50       2,765.23%
December 31, 1988.......  12,075  250,000 260,254  10,254   8,345      -28.14         500.15
December 31, 1989.......  16,100  250,000 265,034  15,034  13,187      -11.38         227.85
December 31, 1990.......  20,124  250,000 265,816  15,816  14,032      -16.11         137.53
December 31, 1991.......  24,149  250,000 273,825  23,825  22,160       -3.16          96.29
December 31, 1992.......  28,174  250,000 280,937  30,937  29,561        1.49          72.70
December 31, 1993.......  32,199  250,000 289,236  39,236  38,150        4.51          57.80
December 31, 1994.......  36,224  250,000 294,519  44,519  43,723        4.40          47.33
December 31, 1995.......  40,249  250,000 313,084  63,084  62,578        9.07          40.63
December 31, 1996.......  44,274  250,000 324,045  74,245  74,028        9.48          35.13
OVERSEAS SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
January 28, 1987........   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1987.......   4,025  250,000 252,841   2,841   1,743      -59.61%           --
December 31, 1988.......   8,050  250,000 256,626   6,626   5,596      -24.02         716.93%
December 31, 1989.......  12,075  250,000 261,881  11,881  10,018       -9.40         277.95
December 31, 1990.......  16,100  250,000 264,661  14,661  12,861       -9.06         158.00
December 31, 1991.......  20,124  250,000 268,986  18,986  17,248       -5.23         106.35
December 31, 1992.......  24,149  250,000 269,405  19,405  17,957       -8.61          77.82
December 31, 1993.......  28,174  250,000 280,472  30,472  29,314        1.01          61.37
December 31, 1994.......  32,199  250,000 283,465  33,465  32,596         .28          49.60
December 31, 1995.......  36,224  250,000 290,216  40,216  39,637        1.82          41.48
December 31, 1996.......  40,249  250,000 298,145  48,145  47,856        3.17          35.50
HIGH INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
September 19, 1985......   4,025  250,000 253,664   3,664   2.566         --             --
December 31, 1985.......   4,025  250,000 253,704   3,704   2,606      -78.56%           --
December 31, 1986.......   8,050  250,000 257,509   7,509   6,337      -27.55       2,384.21%
December 31, 1987.......  12,075  250,000 260,601  10,601   8,696      -24.09         472.99
December 31, 1988.......  16,100  250,000 264,838  14,838  12,997      -11.81         220.43
December 31, 1989.......  20,124  250,000 266,990  16,990  15,210      -12.20         134.72
December 31, 1990.......  24,149  250,000 269,452  19,452  17,811      -11.00          93.90
December 31, 1991.......  28,174  250,000 279,144  29,144  27,793        -.42          71.46
December 31, 1992.......  32,199  250,000 288,552  38,552  37,490        3.99          57.05
December 31, 1993.......  36,224  250,000 299,120  49,120  48,347        6.63          47.20
December 31, 1994.......  40,249  250,000 300,888  50,888  50,405        4.63          39.48
December 31, 1995.......  44,274  250,000 313,944  63,944  63,751        6.72          34.29
December 31, 1996.......  48,299  250,000 325,145  75,145  75,145        7.38          30.14
ASSET MANAGER SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
September 6, 1989.......   4,025  250,000 253,664   3,664   2,566         --             --
December 31, 1989.......   4,025  250,000 253,524   3,524   2,426      -79.67%           --
December 31, 1990.......   8,050  250,000 256,952   6,952   5,780      -35.18       2,167.51%
December 31, 1991.......  12,075  250,000 261,661  11,661   9,757      -15.54         457.50
December 31, 1992.......  16,100  250,000 266,093  16,093  14,251       -6.64         216.39
December 31, 1993.......  20,124  250,000 272,567  22,567  20,788        1.40         134.09
December 31, 1994.......  24,149  250,000 273,819  23,819  22,178       -3.02          93.57
December 31, 1995.......  28,174  250,000 280,878  30,878  29,527        1.41          71.02
December 31, 1996.......  32,199  250,000 288,255  38,255  37,194        3.75          56.59

----------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1983.......   7,916  500,000 500,000    7,589   5,393      -66.82%           --
December 31, 1984.......  15,832  500,000 500,000   13,876  11,543      -32.67       1,992.57%
December 31, 1985.......  23,747  500,000 500,000   31,008  27,210       10.36         436.92
December 31, 1986.......  31,663  500,000 500,000   66,468  62,795       39.58         207.81
December 31, 1987.......  39,579  500,000 500,000  105,713 102,164       42.24         128.08
December 31, 1988.......  47,495  500,000 500,000  102,261  99,027       26.00          89.45
December 31, 1989.......  55,410  500,000 500,000  139,323 136,668       26.73          67.17
December 31, 1990.......  63,326  500,000 500,000  138,955 136,879       19.59          52.86
December 31, 1991.......  71,242  500,000 500,000  219,936 218,240       24.75          42.98
December 31, 1992.......  79,158  500,000 500,000  212,124 211,207       19.31          35.80
December 31, 1993.......  87,073  500,000 500,000  249,013 248,675       18.53          30.37
December 31, 1994.......  94,989  500,000 500,000  234,084 234,084       14.55          26.14
December 31, 1995....... 102,905  500,000 566,241  331,135 331,135       17.07          24.48
December 31, 1996....... 110,821  500,000 662,779  404,134 404,134       17.33          23.56
ZENITH BOND INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1983.......   7,916  500,000 500,000    7,160   4,964      -73.85%           --
December 31, 1984.......  15,832  500,000 500,000   14,942  12,608      -24.42       1,992.57%
December 31, 1985.......  23,747  500,000 500,000   24,475  20,676      -10.01         436.92
December 31, 1986.......  31,663  500,000 500,000   34,494  30,821       -1.45         207.81
December 31, 1987.......  39,579  500,000 500,000   41,499  37,951       -1.79         128.08
December 31, 1988.......  47,495  500,000 500,000   51,164  47,930         .32          89.45
December 31, 1989.......  55,410  500,000 500,000   63,598  60,943        2.84          67.17
December 31, 1990.......  63,326  500,000 500,000   74,945  72,869        3.63          52.86
December 31, 1991.......  71,242  500,000 500,000   94,653  93,157        6.08          42.98
December 31, 1992.......  79,158  500,000 500,000  108,018 107,101        6.12          35.80
December 31, 1993.......  87,073  500,000 500,000  127,129 126,792        6.84          30.37
December 31, 1994.......  94,989  500,000 500,000  127,998 127,998        4.98          26.14
December 31, 1995....... 102,905  500,000 500,000  161,059 161,059        6.80          22.77
December 31, 1996....... 110,821  500,000 500,000  173,898 173,898        6.33          20.02
ZENITH MONEY MARKET SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1983.......   7,916  500,000 500,000    7,176   4,979      -73.61%           --
December 31, 1984.......  15,832  500,000 500,000   14,488  12,155      -27.92       1,992.57%
December 31, 1985.......  23,747  500,000 500,000   22,207  18,409      -18.02         436.92
December 31, 1986.......  31,663  500,000 500,000   30,086  26,413       -9.66         207.81
December 31, 1987.......  39,579  500,000 500,000   38,336  34,788       -5.47         128.08
December 31, 1988.......  47,495  500,000 500,000   47,477  44,243       -2.49          89.45
December 31, 1989.......  55,410  500,000 500,000   57,992  55,338        -.04          67.17
December 31, 1990.......  63,326  500,000 500,000   68,740  66,665        1.33          52.86
December 31, 1991.......  71,242  500,000 500,000   78,897  77,401        1.90          42.98
December 31, 1992.......  79,158  500,000 500,000   87,648  86,730        1.87          35.80
December 31, 1993.......  87,073  500,000 500,000   95,969  95,631        1.74          30.37
December 31, 1994.......  94,989  500,000 500,000  105,519 105,519        1.78          26.14
December 31, 1995....... 102,905  500,000 500,000  117,096 117,096        2.01          22.77
December 31, 1996....... 110,821  500,000 500,000  128,476 128,476        2.13          20.02

ZENITH STOCK INDEX SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
May 1, 1987.............   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1987.......   7,916  500,000 500,000    5,852   3,656      -68.51%           --
December 31, 1988.......  15,832  500,000 500,000   13,632  11,330      -25.59       1,040.86%
December 31, 1989.......  23,747  500,000 500,000   25,766  21,999       -4.52         330.25
December 31, 1990.......  31,663  500,000 500,000   30,570  26,928       -7.35         175.03
December 31, 1991.......  39,579  500,000 500,000   46,680  43,163        3.26         113.27
December 31, 1992.......  47,495  500,000 500,000   56,548  53,459        3.74          81.29
December 31, 1993.......  55,410  500,000 500,000   68,405  65,895        4.72          62.09
December 31, 1994.......  63,326  500,000 500,000   75,175  73,245        3.48          49.44
December 31, 1995.......  71,242  500,000 500,000  110,791 109,439        9.05          40.55
December 31, 1996.......  79,158  500,000 500,000  140,967 140,195       10.77          33.99
ZENITH MANAGED SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
May 1, 1987.............   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1987.......   7,916  500,000 500,000    6,632   4,436      -57.95%           --
December 31, 1988.......  15,832  500,000 500,000   14,000  11,698      -23.40       1,040.86%
December 31, 1989.......  23,747  500,000 500,000   24,105  20,338       -9.03         330.25
December 31, 1990.......  31,663  500,000 500,000   31,371  27,729       -6.04         175.03
December 31, 1991.......  39,579  500,000 500,000   44,513  40,996        1.32         113.27
December 31, 1992.......  47,495  500,000 500,000   54,070  50,981        2.24          81.29
December 31, 1993.......  55,410  500,000 500,000   66,089  63,580        3.74          62.09
December 31, 1994.......  63,326  500,000 500,000   71,334  69,403        2.19          49.44
December 31, 1995.......  71,242  500,000 500,000  101,074  99,723        7.11          40.55
December 31, 1996.......  79,158  500,000 500,000  121,903 121,130        8.06          33.99
ZENITH GROWTH AND INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
April 30, 1993..........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1993.......   7,916  500,000 500,000    7,571   5,375      -43.83%           --
December 31, 1994.......  15,832  500,000 500,000   13,932  11,640      -23.69       1,036.09%
December 31, 1995.......  23,747  500,000 500,000   26,939  23,182       -1.43         329.54
December 31, 1996.......  31,663  500,000 500,000   38,709  35,077        4.76         174.79
ZENITH AVANTI GROWTH SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
April 30, 1993..........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1993.......   7,916  500,000 500,000    7,607   5,411      -43.27%           --
December 31, 1994.......  15,832  500,000 500,000   14,069  11,777      -22.88       1,036.09%
December 31, 1995.......  23,747  500,000 500,000   26,241  22,484       -3.24         329.54
December 31, 1996.......  31,663  500,000 500,000   37,457  33,825        3.06         174.79
ZENITH SMALL CAP SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
May 1, 1994.............   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1994.......   7,916  500,000 500,000    6,381   4,184      -61.62%           --
December 31, 1995.......  15,832  500,000 500,000   16,013  13,710      -11.76       1,045.67%
December 31, 1996.......  23,747  500,000 500,000   28,187  24,420        1.69         330.97
ZENITH BALANCED SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
October 31, 1994........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1994.......   7,916  500,000 500,000    7,111   4,914      -94.23%           --
December 31, 1995.......  15,832  500,000 500,000   15,476  13,122      -25.77       3,303.18%
December 31, 1996.......  23,747  500,000 500,000   24,638  20,819      -11.01         526.28

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
October 31, 1994........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1994.......   7,916  500,000 500,000    7,285   5,089      -92.89%           --
December 31, 1995.......  15,832  500,000 500,000   14,518  12,164      -34.91       3,303.18%
December 31, 1996.......  23,747  500,000 500,000   21,951  18,132      -22.02         526.28
ZENITH VENTURE VALUE SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
October 31, 1994........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1994.......   7,916  500,000 500,000    6,892   4,695      -95.61%           --
December 31, 1995.......  15,832  500,000 500,000   16,161  13,807      -19.24       3,303.18%
December 31, 1996.......  23,747  500,000 500,000   26,953  23,134       -2.23         526.28
ZENITH EQUITY GROWTH SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
October 31, 1994........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1994.......   7,916  500,000 500,000    6,725   4,529      -96.46%           --
December 31, 1995.......  15,832  500,000 500,000   16,179  13,824      -19.07       3,303.18%
December 31, 1996.......  23,747  500,000 500,000   24,820  21,001      -10.30         526.28
EQUITY-INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
October 9, 1986.........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1986.......   7,916  500,000 500,000    7,142   4,946      -87.36%           --
December 31, 1987.......  15,832  500,000 500,000   12,222   9,868      -52.41       2,749.05%
December 31, 1988.......  23,747  500,000 500,000   21,173  17,355      -24.12         493.31
December 31, 1989.......  31,663  500,000 500,000   31,191  27,497       -8.08         223.05
December 31, 1990.......  39,579  500,000 500,000   32,887  29,318      -13.41         134.57
December 31, 1991.......  47,495  500,000 500,000   49,713  46,382        -.87          92.91
December 31, 1992.......  55,410  500,000 500,000   64,732  61,980        3.46          69.27
December 31, 1993.......  63,326  500,000 500,000   82,341  80,169        6.26          54.25
December 31, 1994.......  71,242  500,000 500,000   93,676  92,083        5.98          43.96
December 31, 1995.......  79,158  500,000 500,000  133,125 133,112       10.49          36.52
December 31, 1996.......  87,073  500,000 500,000  157,068 156,634       10.78          30.92
OVERSEAS SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
January 28, 1987........   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1987.......   7,916  500,000 500,000    5,971   3,775      -55.16%           --
December 31, 1988.......  15,832  500,000 500,000   13,850  11,589      -20.03         712.72%
December 31, 1989.......  23,747  500,000 500,000   24,844  21,118       -5.98         273.69
December 31, 1990.......  31,663  500,000 500,000   30,721  27,121       -6.29         154.95
December 31, 1991.......  39,579  500,000 500,000   39,859  36,384       -2.87         103.54
December 31, 1992.......  47,495  500,000 500,000   40,855  37,959       -6.52          75.70
December 31, 1993.......  55,410  500,000 500,000   64,234  61,918        2.83          58.53
December 31, 1994.......  63,326  500,000 500,000   70,701  68,964        1.92          47.00
December 31, 1995.......  71,242  500,000 500,000   85,157  83,999        3.33          38.78
December 31, 1996.......  79,158  500,000 500,000  102,171 101,592        4.55          32.67

HIGH INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
September 19, 1985......   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1985.......   7,916  500,000 500,000    7,486   5,290      -76.03%           --
December 31, 1986.......  15,832  500,000 500,000   15,430  13,086      -22.41       2,358.75%
December 31, 1987.......  23,747  500,000 500,000   21,893  18,085      -20.20         466.24
December 31, 1988.......  31,663  500,000 500,000   30,776  27,093       -8.64         215.89
December 31, 1989.......  39,579  500,000 500,000   35,366  31,808       -9.53         131.55
December 31, 1990.......  47,495  500,000 500,000   40,628  37,346       -8.67          91.31
December 31, 1991.......  55,410  500,000 500,000   61,077  58,374        1.58          68.30
December 31, 1992.......  63,326  500,000 500,000   81,023  78,900        5.76          53.61
December 31, 1993.......  71,242  500,000 500,000  103,498 101,954        8.21          43.51
December 31, 1994.......  79,158  500,000 500,000  107,499 106,533        6.09          36.19
December 31, 1995.......  87,073  500,000 500,000  135,437 135,051        8.05          30.67
December 31, 1996.......  94,989  500,000 500,000  159,534 159,534        8.62          26.38
ASSET MANAGER SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
September 6, 1989.......   7,916  500,000 500,000    7,313   5,116         --             --
December 31, 1989.......   7,916  500,000 500,000    7,123   4,927      -77.50%           --
December 31, 1990.......  15,832  500,000 500,000   14,295  11,951      -30.51       2,148.68%
December 31, 1991.......  23,747  500,000 500,000   24,106  20,298      -11.57         449.96
December 31, 1992.......  31,663  500,000 500,000   33,397  29,713       -3.48         211.44
December 31, 1993.......  39,579  500,000 500,000   46,998  43,439        4.03         129.65
December 31, 1994.......  47,495  500,000 500,000   49,748  46,466        -.78          90.30
December 31, 1995.......  55,410  500,000 500,000   64,692  61,989        3.37          67.68
December 31, 1996.......  63,326  500,000 500,000   80,355  78,232        5.49          53.20
                             OPTION 2 DEATH BENEFIT
ZENITH CAPITAL GROWTH SUB-ACCOUNT*
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   7,916  500,000 507,312    7,312   5,116         --             --
December 31, 1983.......   7,916  500,000 507,585    7,585   5,388      -66.89%           --
December 31, 1984.......  15,832  500,000 513,858   13,858  11,525      -32.81       2,036.94%
December 31, 1985.......  23,747  500,000 530,941   30,941  27,143       10.17         452.18
December 31, 1986.......  31,663  500,000 566,242   66,242  62,569       39.36         221.19
December 31, 1987.......  39,579  500,000 605,200  105,200 101,652       42.00         140.25
December 31, 1988.......  47,495  500,000 601,629  101,629  98,395       25.77          97.60
December 31, 1989.......  55,410  500,000 638,253  138,253 135,598       26.50          75.35
December 31, 1990.......  63,326  500,000 637,682  137,682 135,606       19.35          59.41
December 31, 1991.......  71,242  500,000 717,370  217,370 215,874       24.52          51.13
December 31, 1992.......  79,158  500,000 709,495  209,495 208,578       19.07          42.59
December 31, 1993.......  87,073  500,000 745,521  245,521 245,183       18.29          37.18
December 31, 1994.......  94,989  500,000 730,420  230,420 230,420       14.30          31.90
December 31, 1995....... 102,905  500,000 825,410  325,410 325,410       16.83          29.65
December 31, 1996....... 110,821  500,000 896,571  396,571 396,571       17.09          27.34

ZENITH BOND INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   7,916  500,000 507,312    7,312   5,116         --             --
December 31, 1983.......   7,916  500,000 507,156    7,156   4,960      -73.91%           --
December 31, 1984.......  15,832  500,000 514,923   14,923  12,589      -24.57       2,040.34%
December 31, 1985.......  23,747  500,000 524,423   24,423  20,625      -10.19         449.01
December 31, 1986.......  31,663  500,000 534,389   34,389  30,716       -1.64         214.90
December 31, 1987.......  39,579  500,000 541,330   41,330  37,781       -1.98         133.09
December 31, 1988.......  47,495  500,000 550,901   50,901  47,667         .13          93.69
December 31, 1989.......  55,410  500,000 563,197   63,197  60,542        2.64          71.13
December 31, 1990.......  63,326  500,000 574,381   74,381  72,305        3.43          56.57
December 31, 1991.......  71,242  500,000 593,816   93,816  92,320        5.88          46.84
December 31, 1992.......  79,158  500,000 606,907  106,907 105,990        5.91          39.55
December 31, 1993.......  87,073  500,000 625,640  125,640 125,302        6.63          34.18
December 31, 1994.......  94,989  500,000 626,321  126,321 126,321        4.76          29.56
December 31, 1995....... 102,905  500,000 658,693  158,693 158,693        6.59          26.55
December 31, 1996....... 110,821  500,000 671,022  171,022 171,022        6.10          23.71
ZENITH MONEY MARKET SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
August 26, 1983.........   7,916  500,000 507,312    7,312   5,116         --             --
December 31, 1983.......   7,916  500,000 507,171    7,171   4,975      -73.68%           --
December 31, 1984.......  15,832  500,000 514,469   14,469  12,136      -28.07       2,038.89%
December 31, 1985.......  23,747  500,000 522,161   22,161  18,363      -18.18         447.91
December 31, 1986.......  31,663  500,000 529,997   29,997  26,324       -9.84         214.02
December 31, 1987.......  39,579  500,000 538,184   38,184  34,636       -5.66         132.72
December 31, 1988.......  47,495  500,000 547,241   47,241  44,007       -2.68          93.40
December 31, 1989.......  55,410  500,000 557,638   57,638  54,984       --.23          70.80
December 31, 1990.......  63,326  500,000 568,239   68,239  66,163        1.14          56.28
December 31, 1991.......  71,242  500,000 578,222   78,222  76,726        1.70          46.24
December 31, 1992.......  79,158  500,000 586,781   86,781  85,864        1.67          38.89
December 31, 1993.......  87,073  500,000 594,898   94,898  94,560        1.53          33.32
December 31, 1994.......  94,989  500,000 604,208  104,208 104,208        1.57          29.02
December 31, 1995....... 102,905  500,000 615,471  115,471 115,471        1.80          25.62
December 31, 1996....... 110,821  500,000 626,474  126,474 126,474        1.91          22.85
ZENITH STOCK INDEX SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
May 1, 1987.............   7,916  500,000 507,312    7,312   5,116         --             --
December 31, 1987.......   7,916  500,000 505,847    5,847   3,651      -68.58%           --
December 31, 1988.......  15,832  500,000 513,610   13,610  11,308      -25.72       1,060.31%
December 31, 1989.......  23,747  500,000 525,703   25,703  21,936       -4.69         339.31
December 31, 1990.......  31,663  500,000 530,466   30,466  26,825       -7.53         180.20
December 31, 1991.......  39,579  500,000 546,471   46,471  42,954        3.08         118.17
December 31, 1992.......  47,495  500,000 556,232   56,232  53,143        3.55          85.51
December 31, 1993.......  55,410  500,000 567,939   67,939  65,429        4.52          66.01
December 31, 1994.......  63,326  500,000 574,570   74,570  72,639        3.28          52.93
December 31, 1995.......  71,242  500,000 609,746  109,746 108,394        8.85          44.77
December 31, 1996.......  79,158  500,000 639,424  139,424 138,652       10.57          38.53
ZENITH MANAGED SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
May 1, 1987.............   7,916  500,000 507,312    7,313   5,116         --             --
December 31, 1987.......   7,916  500,000 506,626    6,626   4,430      -58.04%           --
December 31, 1988.......  15,832  500,000 513,977   13,977  11,675      -23.53       1,060.84%
December 31, 1989.......  23,747  500,000 524,046   24,046  20,280       -9.20         338.73
December 31, 1990.......  31,663  500,000 531,265   31,265  27,623       -6.21         180.34
December 31, 1991.......  39,579  500,000 544,316   44,316  40,799        1.14         117.95
December 31, 1992.......  47,495  500,000 553,772   53,772  50,683        2.05          85.33
December 31, 1993.......  55,410  500,000 565,644   65,644  63,134        3.55          65.88
December 31, 1994.......  63,326  500,000 570,767   70,767  68,836        2.00          52.76
December 31, 1995.......  71,242  500,000 600,134  100,134  98,783        6.91          44.43
December 31, 1996.......  79,158  500,000 620,591  120,591 119,819        7.86          37.98

ZENITH GROWTH AND INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
April 30, 1993..........   7,916  500,000 507,312   7,312   5,116         --             --
December 31, 1993.......   7,916  500,000 507,563   7,563   5,367      -43.95%           --
December 31, 1994.......  15,832  500,000 513,907  13,907  11,615      -23.84       1,055.85%
December 31, 1995.......  23,747  500,000 526,869  26,869  23,113       -1.61         338.97
December 31, 1996.......  31,663  500,000 538,568  38,568  34,936        4.57         181.29
ZENITH AVANTI GROWTH SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
April 30, 1993..........   7,916  500,000 507,312   7,312   5,116         --             --
December 31, 1993.......   7,916  500,000 507,599   7,599   5,403      -43.39%           --
December 31, 1994.......  15,832  500,000 514,044  14,044  11,752      -23.03       1,056.04%
December 31, 1995.......  23,747  500,000 526,173  26,173  22,416       -3.42         338.73
December 31, 1996.......  31,663  500,000 537,320  37,320  33,689        2.87         181.09
ZENITH SMALL CAP SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
May 1, 1994.............   7,916  500,000 507,312   7,313   5,116         --             --
December 31, 1994.......   7,916  500,000 506,375   6,375   4,179      -61.70%           --
December 31, 1995.......  15,832  500,000 515,987  15,987  13,684      -11.90       1,068.63%
December 31, 1996.......  23,747  500,000 528,116  28,116  24,349        1.51         340.89
ZENITH BALANCED SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   7,916  500,000 507,312   7,312   5,116         --             --
December 31, 1994.......   7,916  500,000 507,108   7,108   4,912      -94.25%           --
December 31, 1995.......  15,832  500,000 515,459  15,459  13,105      -25.93       3,395.40%
December 31, 1996.......  23,747  500,000 524,592  24,592  20,773      -11.19         541.56
ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   7,916  500,000 507,312   7,312   5,116         --             --
December 31, 1994.......   7,916  500,000 507,283   7,283   5,086      -92.91%           --
December 31, 1995.......  15,832  500,000 514,503  14,503  12,149      -35.05       3,389.70%
December 31, 1996.......  23,747  500,000 521,911  21,911  18,093      -22.19         539.92
ZENITH VENTURE VALUE SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   7,916  500,000 507,312   7,312   5,116         --             --
December 31, 1994.......   7,916  500,000 506,889   6,889   4,693      -95.62%           --
December 31, 1995.......  15,832  500,000 516,143  16,143  13,789      -19.41       3,399.47%
December 31, 1996.......  23,747  500,000 526,901  26,901  23,082       -2.42         542.98
ZENITH EQUITY GROWTH SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT  VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------ -------- -------------- -------------
October 31, 1994........   7,916  500,000 507,312   7,312   5,116         --             --
December 31, 1994.......   7,916  500,000 506,723   6,723   4,527      -96.47%           --
December 31, 1995.......  15,832  500,000 516,160  16,160  13,806      -19.25       3,399.57%
December 31, 1996.......  23,747  500,000 524,772  24,772  20,953      -10.49         541.67

EQUITY-INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
October 9, 1986.........   7,915  500,000 507,312    7,312   5,116         --             --
December 31, 1986.......   7,916  500,000 507,140    7,140   4,944      -87.38%           --
December 31, 1987.......  15,832  500,000 512,209   12,209   9,855      -52.53       2,807.21%
December 31, 1988.......  23,747  500,000 521,135   21,135  17,316      -24.29         505.46
December 31, 1989.......  31,663  500,000 531,105   31,105  27,411       -8.26         230.03
December 31, 1990.......  39,579  500,000 532,770   32,770  29,201      -13.59         138.79
December 31, 1991.......  47,495  500,000 549,485   49,485  46,155       -1.05          97.21
December 31, 1992.......  55,410  500,000 564,363   64,363  61,611        3.27          73.43
December 31, 1993.......  63,326  500,000 581,762   81,762  79,590        6.07          58.42
December 31, 1994.......  71,242  500,000 592,891   92,891  91,299        5.78          47.87
December 31, 1995.......  79,158  500,000 631,807  131,807 130,793       10.29          41.14
December 31, 1966.......  87,073  500,000 655,273  155,273 154,839       10.58          35.60
OVERSEAS SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
January 28, 1987........   7,916  500,000 507,312    7,312   5,116         --             --
December 31, 1987.......   7,916  500,000 505,963    5,963   3,766      -55.27%           --
December 31, 1988.......  15,832  500,000 513,821   13,821  11,560      -20.18         725.03%
December 31, 1989.......  23,747  500,000 524,771   24,771  21,046       -6.15         280.66
December 31, 1990.......  31,663  500,000 530,599   30,599  26,998       -6.47         159.46
December 31, 1991.......  39,579  500,000 539,660   39,660  36,185       -3.05         107.35
December 31, 1992.......  47,495  500,000 540,606   40,606  37,710       -6.71          78.56
December 31, 1993.......  55,410  500,000 563,774   63,774  61,457        2.64          62.00
December 31, 1994.......  63,326  500,000 570,104   70,104  68,367        1.73          50.13
December 31, 1995.......  71,242  500,000 589,325   84,325  83,166        3.13          41.96
December 31, 1996.......  79,158  500,000 601,033  101,033 100,454        4.35          35.94
HIGH INCOME SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
September 19, 1985......   7,915  500,000 507,312    7,312   5,116         --             --
December 31, 1985.......   7,916  500,000 507,483    7,483   5,286      -76.08%           --
December 31, 1986.......  15,832  500,000 515,412   15,412  13,068      -22.56       2,419.52%
December 31, 1987.......  23,747  500,000 521,850   21,850  18,042      -20.37         477.96
December 31, 1988.......  31,663  500,000 530,689   30,689  27,005       -8.81         222.52
December 31, 1989.......  39,579  500,000 535,231   35,231  31,672       -9.72         135.97
December 31, 1990.......  47,495  500,000 540,435   40,435  37,152       -8.86          94.78
December 31, 1991.......  55,410  500,000 560,716   60,716  58,013        1.40          72.18
December 31, 1992.......  63,326  500,000 580,439   80,439  78,315        5.56          57.67
December 31, 1993.......  71,242  500,000 602,608  102,608 101,064        8.01          47.75
December 31, 1994.......  79,158  500,000 606,418  106,418 105,453        5.88          39.96
December 31, 1995.......  87,073  500,000 633,878  133,878 133,492        7.84          34.74
December 31, 1996.......  94,989  500,000 657,462  157,462 157,462        8.41          30.57
ASSET MANAGER SUB-ACCOUNT
                          TOTAL   MINIMUM VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH   DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- -------- ------- -------- -------------- -------------
September 6, 1989.......   7,916  500,000 507,312    7,312   5,116         --             --
December 31, 1989.......   7,916  500,000 507,120    7,120   4,924      -77.55%           --
December 31, 1990.......  15,832  500,000 514,279   14,279  11,935      -30.64       2,198.86%
December 31, 1991.......  23,747  500,000 524,059   24,059  20,251      -11.73         462.31
December 31, 1992.......  31,663  500,000 533,301   33,301  29,617       -3.65         218.46
December 31, 1993.......  39,579  500,000 546,812   46,812  43,254        3.84         135.37
December 31, 1994.......  47,495  500,000 549,498   49,498  46,216        -.97          94.47
December 31, 1995.......  55,410  500,000 564,292   64,292  61,589        3.18          71.74
December 31, 1996.......  63,326  500,000 579,760   79,760  77,636        5.29          57.19

----------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 52 20-year time periods beginning in 1926 and ending in 1996 (i.e., 1926-1945, 1927-1946, and so on through 1977-1996):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 49 of the 52 periods.

  --The average annual return of common stocks surpassed that of U.S.
    Treasury bills in each of the 52 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 52 periods.

  Over the 42 30-year periods beginning in 1926 and ending in 1996, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 42 periods.

  From 1926 through 1996 the average annual return for common stocks was 10.7%, compared to 5.6% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
----------

* Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook (TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                               ----------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                           SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1996.

  The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                        GREATER
                                                                         THAN
HOLDING          NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
PERIOD            RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
-------          -------- ------- ----------- ------------ ------------ -------
 1 year.........   28%       4%       11%          7%          11%        38%
 5 years........   10%      15%       15%         31%          19%         9%
10 years........    3%      10%       34%         24%          26%         2%
20 years........    0%       6%       32%         56%           6%         0%

----------

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook (TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  Life insurance may be purchased on the lives of the family income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchased should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  Life insurance may be purchased by a trust on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased would equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any cash value loans or surrenders will reduce the policy death benefit.

MORTGAGE PROTECTION

  Life insurance may be purchased on the life of the person responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

  During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any cash value loans or surrenders will reduce the policy death benefit.

KEY PERSON PROTECTION

  Life insurance may be purchased by the business on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any cash value loans or surrenders will reduce the policy death benefit.

  Because the Policy provides a death benefit and for the accumulation of cash value, the Policy can be used for various individual and business planning purposes. Purchasing the Policy in part for such purposes entails certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if sufficient premiums are not paid or cash values maintained, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which the Policy was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE    NON-QUALIFIED           QUALIFIED
                                  INSURANCE    ANNUITIES     IRA'S    PENSION
                                  ---------- ------------- --------- ---------
   Annual Contribution Limits        No           No          Yes       Yes
   Income Eligibility Limits         No           No          Yes**     No
   Borrowing Treated as              No*          Yes      Loans not   Yes,
    Distributions                                          allowed    beyond
                                                                      $50,000
   Income Ordering Rules (Income     No*          Yes         Yes       Yes
    included in First
    Distribution)
   Early Withdrawal Penalties        No*          Yes***      Yes***    Yes***
   Minimum Distribution Rules by     No           No          Yes       Yes
    Age 70 1/2
   Maximum Annual Distribution       No           No          Yes       Yes
    Rules
   Anti-discrimination Rules         No           No          No        Yes

----------
Department of the Treasury                                           March 1990
 Office of Tax Analysis

  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  The foregoing information is not intended as tax advice. You should consult with your own tax advisor for more complete information.

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended for all Sub-Accounts, except for U.S. Government Sub-Account and Bond Opportunities Sub-Account which are for the period July 1, 1996 (Commencement of Operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of New England Variable Life Separate Account for the years ended December 31, 1995 and 1994 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1996, and the results of their operations and changes in their net assets for the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for each of the periods ended December 31, 1995 and 1994, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operation and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operation and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operation and changes in net assets. We believe that our audits of the statements of operation and changes in net assets provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                        NEW ENGLAND ZENITH FUND
                                          ------------------------------------------------------------------------------------
                                                                                                                     GROWTH
                                            CAPITAL       BOND        MONEY       STOCK                  AVANTI        AND
                                             GROWTH      INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                                          SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)......................... $583,330,618 $36,866,420 $32,121,040 $35,364,494 $31,136,621 $26,636,623 $20,118,907
                    SHARES       COST
                   --------- ------------
 Capital Growth
  Series.........  1,365,890 $445,321,213
 Back Bay
  Advisors Bond
  Income Series..    349,015   36,825,901
 Back Bay
  Advisors Money
  Market Series..    321,210   32,121,040
 Westpeak Stock
  Index Series...    295,640   27,731,481
 Back Bay
  Advisors
  Managed Series.    182,770   24,998,992
 Loomis Sayles
  Avanti Growth
  Series.........    168,672   21,813,307
 Westpeak Growth
  and Income
  Series.........    132,562   17,011,817
 Loomis Sayles
  Small Cap
  Series.........    173,260   21,938,318
 Salomon Bros.
  U.S. Government
  Series.........      4,330       47,709
 Loomis Sayles
  Balanced
  Series.........    277,182    3,519,191
 Alger Equity
  Growth Series..  1,694,286   24,312,591
 Draycott
  International
  Equity Series..    441,122    4,844,072
 Davis Venture
  Value Series...  1,191,836   16,778,624
 Salomon Bros.
  Bond
  Opportunities
  Series.........      2,345       28,407
 VIP Equity-
  Income Series..  3,994,844   67,601,587
 VIP Overseas
  Series.........  3,251,652   51,758,903
 VIP High Income
  Series.........    370,017    4,270,016
 VIP II Asset
  Manager Series.    244,107    3,585,079
 Amount due and accrued (payable) from
  policy-related transactions, net.......      378,429      37,297   1,495,891      73,267      36,326      69,074      23,180
 Dividends receivable....................      --          --          135,927     --          --          --          --
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Assets.........................  583,709,047  36,903,717  33,752,858  35,437,761  31,172,947  26,705,697  20,142,087
LIABILITIES
 Due New England Life Insurance Company..   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
    Total Liabilities....................   58,709,427   4,152,861   3,940,579   4,110,599   2,587,943   4,214,337   2,970,391
                                          ------------ ----------- ----------- ----------- ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................ $524,999,620 $32,750,856 $29,812,279 $31,327,162 $28,585,004 $22,491,360 $17,171,696
                                          ============ =========== =========== =========== =========== =========== ===========

                       See Notes to Financial Statements

                                                                                                 VARIABLE INSURANCE
                                                                                                    PRODUCTS FUND
-------------------------------------------------------------------------- ------------- -----------------------------------

   SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------




$24,997,883    $46,890   $3,755,816  $26,396,980  $4,980,263   $19,176,647    $27,254    $84,011,576 $61,261,119 $4,632,616




















































     49,863        (56)         446       33,786      (6,452)       90,311      --            39,225      91,476        388
    --           --          --          --           --           --           --           --          --          --
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
 25,047,746     46,834    3,756,262   26,430,766   4,973,811    19,266,958     27,254     84,050,801  61,352,595  4,633,004

  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------
  3,525,015        797      522,853    4,360,484     735,836     2,604,988        486     11,691,229   9,943,254    534,363
-----------    -------   ----------  -----------  ----------   -----------    -------    ----------- ----------- ----------

$21,522,731    $46,037   $3,233,409  $22,070,282  $4,237,975   $16,661,970    $26,768    $72,359,572 $51,409,341 $4,098,641
===========    =======   ==========  ===========  ==========   ===========    =======    =========== =========== ==========





















  VARIABLE
  INSURANCE
  PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------




$4,132,726   $  998,994,493




















































    (5,236)       2,407,215
    --              135,927
------------ --------------
 4,127,490    1,001,537,635

   547,395      115,152,837
------------ --------------
   547,395      115,152,837
------------ --------------

$3,580,095   $  886,384,798
============ ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL      BOND         MONEY       STOCK                  AVANTI        AND
                            GROWTH      INCOME       MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ----------- -----------  ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $32,991,113 $2,579,133   $1,306,712  $  841,454  $2,942,415  $1,494,679  $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456      160,903     168,590     158,607     137,775     100,738
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net investment income
 (loss).................   30,009,869  2,386,677    1,145,809     672,864   2,783,808   1,356,904   1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....   71,963,590    997,195       --       2,853,587   5,216,548   2,881,100   2,105,777
 End of period..........  138,009,405     40,519       --       7,633,013   6,137,629   4,823,316   3,107,090
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)      --       4,779,426     921,081   1,942,216   1,001,313
Net realized gain (loss)
 on investments.........      985,421        299       --           1,808      69,775      27,429      18,964
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)      --       4,781,234     990,856   1,969,645   1,020,277
                          ----------- ----------   ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300   $1,145,809  $5,454,098  $3,774,664  $3,326,549  $2,723,883
                          =========== ==========   ==========  ==========  ==========  ==========  ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                    VARIABLE INSURANCE
                                                                                                       PRODUCTS FUND
 ------------------------------------------------------------------------------------------------------------------------------

    SMALL         U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP       GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT*  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ------------ ----------- -----------  ------------- ----------- ------------- ----------- ----------- -----------

 $1,624,708      $ 702      $104,939   $   44,863     $ 71,347    $  444,012     $ 1,218    $ 2,662,990 $1,164,550   $199,463


     90,146         28        11,713      104,685       19,385        64,656          40        428,473    325,346     19,551
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------

  1,534,562        674        93,226      (59,822)      51,962       379,356       1,178      2,234,517    839,204    179,912







    768,552        --          3,769       65,901       24,089       171,931       --         9,642,454  4,022,725    167,043
  3,059,565       (819)      236,625    2,084,389      136,191     2,398,023      (1,153)    16,409,989  9,502,216    362,600
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,291,013       (819)      232,856    2,018,488      112,102     2,226,092      (1,153)     6,767,535  5,479,491    195,557

     31,570        --          2,318       11,723          159         4,907       --            27,750     44,049      1,942
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


  2,322,583       (819)      235,174    2,030,211      112,261     2,230,999      (1,153)     6,795,285  5,523,540    197,499
 ----------      -----      --------   ----------     --------    ----------     -------    ----------- ----------   --------


 $3,857,145      $(145)     $328,400   $1,970,389     $164,223    $2,610,355     $    25    $ 9,029,802 $6,362,744   $377,411
 ==========      =====      ========   ==========     ========    ==========     =======    =========== ==========   ========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------- ------------

   ASSET
  MANAGER
SUB-ACCOUNT    TOTAL
----------- ------------

 $174,907   $ 50,453,549


   20,483      4,984,819
----------- ------------

  154,424     45,468,730







  269,255    101,153,516
  547,647    194,486,245
----------- ------------


  278,392     93,332,729

    4,122      1,232,236
----------- ------------


  282,514     94,564,965
----------- ------------


 $436,938   $140,033,695
=========== ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                               NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL       BOND         MONEY       STOCK                   AVANTI
                             GROWTH      INCOME       MARKET       INDEX       MANAGED     GROWTH
                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                          ------------ -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $ 58,318,276 $ 1,844,411  $1,109,838  $   627,118  $1,061,289  $  535,217
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846     143,873     112,033       95,240     113,501      77,636
                          ------------ -----------  ----------  -----------  ----------  ----------
Net investment income...    56,144,430   1,700,538     997,805      531,878     947,788     457,581
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of period....     9,892,073  (2,028,893)     --       (1,645,744)    703,242     205,680
 End of period..........    71,963,590     997,195      --        2,853,587   5,216,548   2,881,100
                          ------------ -----------  ----------  -----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517   3,026,088      --        4,499,331   4,513,306   2,675,420
Net realized gain (loss)
 on investments.........     1,613,390       7,382      --            7,637      42,457      21,233
                          ------------ -----------  ----------  -----------  ----------  ----------
Net realized and
 unrealized gain on
 investments............    63,684,907   3,033,470      --        4,506,968   4,555,763   2,696,653
                          ------------ -----------  ----------  -----------  ----------  ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $ 4,734,008  $  997,805  $ 5,038,846  $5,503,551  $3,154,234
                          ============ ===========  ==========  ===========  ==========  ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                                     VARIABLE
                                                                                                                     INSURANCE
                                                                                        VARIABLE INSURANCE           PRODUCTS
                                                                                           PRODUCTS FUND              FUND II
 ------------------------------------------------------------------------------ ----------------------------------- -----------
   GROWTH
     AND         SMALL                    EQUITY     INTERNATIONAL   VENTURE      EQUITY-                  HIGH        ASSET
   INCOME         CAP       BALANCED      GROWTH        EQUITY        VALUE       INCOME     OVERSEAS     INCOME      MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ------------ ------------  ------------- ------------ ----------- ----------- ----------- -----------

 $  606,696   $  365,015    $17,538       $195,436      $12,460      $ 86,716   $ 2,284,557 $  282,520   $  8,412    $ 11,896


     52,633       24,746        743         11,686        2,165         7,251       233,864    240,253      6,639       9,537
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------
    554,063      340,269     16,795        183,750       10,295        79,465     2,050,693     42,267      1,773       2,359







      1,918        4,662       --              --         --            --          149,659    260,895        213      (1,503)
  2,105,777      768,552      3,769         65,901       24,089       171,931     9,642,454  4,022,725    167,043     269,255
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,103,859      763,890      3,769         65,901       24,089       171,931     9,492,795  3,761,830    166,830     270,758

      9,493        1,325        223             237         (34)          203        61,089     32,279      2,817       4,661
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


  2,113,352      765,215      3,992         66,138       24,055       172,134     9,553,884  3,794,109    169,647     275,419
 ----------   ----------    -------      --------       -------      --------   ----------- ----------   --------    --------


 $2,667,415   $1,105,484    $20,787       $249,888      $34,350      $251,599   $11,604,577 $3,836,376   $171,420    $277,778
 ==========   ==========    =======      ========       =======      ========   =========== ==========   ========    ========




------------



    TOTAL
------------

$ 67,367,395


   3,305,646
------------
  64,061,749







   7,542,202
 101,153,516
------------


  93,611,314

   1,804,392
------------


  95,415,706
------------


$159,477,455
============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                              NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------
                                                                                     GROWTH
                     CAPITAL        BOND      MONEY     STOCK                AVANTI    AND     SMALL
                      GROWTH       INCOME     MARKET    INDEX      MANAGED   GROWTH  INCOME     CAP
                       SUB-         SUB-       SUB-      SUB-       SUB-      SUB-    SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT     ACCOUNT   ACCOUNT ACCOUNT  ACCOUNT*
                   ------------  ----------  -------- ----------  ---------  ------- -------  --------
INCOME
Dividends........  $ 13,519,083  $1,399,070  $691,932 $  307,159  $ 678,949  $43,109 $89,817   $  327
EXPENSE
Mortality and
 expense risk
 charge (Note 3).     1,637,278     107,252    93,830     59,230     86,049   31,737  18,214       28
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net investment
 income (loss)...    11,881,805   1,291,818   598,102    247,929    592,900   11,372  71,603      299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    46,100,393      41,284     --    (1,457,732) 1,602,795  143,154  67,310     --
 End of period...     9,892,073  (2,028,893)    --    (1,645,744)   703,242  205,680   1,918    4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net change in
 unrealized
 appreciation
 (depreciation)..   (36,208,320) (2,070,177)    --      (188,012)  (899,553)  62,526 (65,392)   4,662
Net realized gain
 (loss) on
 investments.....        67,810       1,763     --         6,200     37,994      542     776     --
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510) (2,068,414)    --      (181,812)  (861,559)  63,068 (64,616)   4,662
                   ------------  ----------  -------- ----------  ---------  ------- -------   ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $(24,258,705) $ (776,596) $598,102 $   66,117  $(268,659) $74,440 $ 6,987   $4,961
                   ============  ==========  ======== ==========  =========  ======= =======   ======
                                                  VARIABLE
                                                  INSURANCE
                        VARIABLE INSURANCE        PRODUCTS
                          PRODUCTS FUND            FUND II
                   ------------------------------ --------- -------------
                   EQUITY-                HIGH      ASSET
                    INCOME   OVERSEAS    INCOME    MANAGER
                     SUB-      SUB-       SUB-      SUB-
                   ACCOUNT    ACCOUNT   ACCOUNT** ACCOUNT**    TOTAL
                   --------- ---------- --------- --------- -------------
INCOME
Dividends........  $670,101  $  69,390    $ --     $    --  $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note 3).    75,586    133,276       6          34     2,242,520
                   --------- ---------- --------- --------- -------------
Net investment
 income (loss)...   594,515    (63,886)     (6)        (34)   15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
  period.........    93,013    700,341     --        --       47,290,558
 End of period...   149,659    260,895     213      (1,503)    7,542,202
                   --------- ---------- --------- --------- -------------
Net change in
 unrealized
 appreciation
 (depreciation)..    56,646   (439,446)    213      (1,503)  (39,748,356)
Net realized gain
 (loss) on
 investments.....      (929)      (471)    --        --          113,685
                   --------- ---------- --------- --------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    55,717   (439,917)    213      (1,503)  (39,634,671)
                   --------- ---------- --------- --------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $650,232  $(503,803)   $207     $(1,537) $(24,408,254)
                   ========= ========== ========= ========= =============

 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period August 31, 1994 (Commencement of Operations) through
   December 31, 1994.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677  $  1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,871)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements



--------------------------------------------------------------------------------------------

   SMALL         U.S.                    EQUITY     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------



 $1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178


  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------



  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25





  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --

 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190


 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------



 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------

 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768

  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------

$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
            VARIABLE INSURANCE            PRODUCTS
            PRODUCTS FUND                  FUND II
---------------------------------------- ------------ --------------

  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
------------- ------------- ------------ ------------ --------------



$  2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730


   6,795,285     5,523,540     197,499      282,514      94,564,965
------------- ------------- ------------ ------------ --------------



   9,029,802     6,362,744     377,411      436,938     140,033,695





  20,426,731    17,135,189     970,763    1,258,847     285,719,085

   9,029,810     1,051,463   1,631,762      560,948        --


 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
------------- ------------- ------------ ------------ --------------



  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
------------- ------------- ------------ ------------ --------------

  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514

  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
------------- ------------- ------------ ------------ --------------

$ 72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
============= ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                            NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------

                            CAPITAL        BOND         MONEY         STOCK                    AVANTI
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653
                          ------------  -----------  ------------  -----------  -----------  -----------
 Increase in net assets
  resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)
                          ------------  -----------  ------------  -----------  -----------  -----------
Increase in net assets
 resulting from policy
 related transactions...    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012
                          ------------  -----------  ------------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211
                          ------------  -----------  ------------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457
                          ============  ===========  ============  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                        VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- -------------------------------------
  GROWTH
    AND         SMALL                     EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH
  INCOME         CAP        BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------  -----------  ------------ ------------  ------------- ------------ -----------  -----------  -----------


$   554,063  $   340,269    $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773


  2,113,352      765,215       3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  2,667,415    1,105,484      20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420





  3,473,273    2,237,626      81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370

  2,645,617    4,814,141     409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857


(2,568,808)   (1,803,085)    (94,428)   (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------


  3,550,082    5,248,682     397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

  6,217,497    6,354,166     418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071

  4,092,981      190,830       --           --            --            --       19,132,167   27,868,832      30,422
-----------  -----------    --------   -----------     ---------    ----------  -----------  -----------  ----------

$10,310,478  $ 6,544,996    $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493
===========  ===========    ========   ===========     =========    ==========  ===========  ===========  ==========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
------------ --------------

   ASSET
  MANAGER
SUB-ACCOUNT      TOTAL
------------ --------------


$    2,359   $  64,061,749


   275,419      95,415,706
------------ --------------


   277,778     159,477,455





   696,227     202,985,540

 1,507,606        --


  (709,312)   (115,320,001)
------------ --------------


 1,494,521      87,665,539
------------ --------------

 1,772,299     247,142,994

   200,694     365,491,290
------------ --------------

$1,972,993   $ 612,634,284
============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND                       STOCK                                 GROWTH      SMALL
                      GROWTH       INCOME        MONEY         INDEX                    AVANTI         AND        CAP
                       SUB-         SUB-         MARKET        SUB-        MANAGED      GROWTH       INCOME       SUB-
                     ACCOUNT       ACCOUNT    SUB- ACCOUNT    ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
unrealized gain
(loss) on
investments......   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
(to) from other
sub-accounts.....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
New England Life
Insurance
Company..........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
assets resulting
from policy-
related
transactions.....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
net assets.......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
END OF THE
PERIOD...........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                                               HIGH      ASSET
                     EQUITY-                  INCOME    MANAGER
                     INCOME      OVERSEAS      SUB-      SUB-
                   SUB-ACCOUNT  SUB-ACCOUNT  ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM OPERATING
ACTIVITIES
Net investment
income (loss)....  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
unrealized gain
(loss) on
investments......       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
 (decrease) in
 net assets
 resulting from
 operations......      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-
RELATED
TRANSACTIONS
Net premiums
transferred from
New England Life
Insurance Company
(Note 4).........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
(to) from other
sub-accounts.....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
New England Life
Insurance
Company..........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
assets resulting
from policy-
related
transactions.....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
net assets.......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
END OF THE
PERIOD...........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

* For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
**For the period August 31, 1994 (Commencement of Operations) through December
 31, 1994.

                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" and "Zenith Life Plus II") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash values in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                    ADVISER                        SUB-ADVISER
        ------           ------------------------- ---------------------------------------
Capital Growth           Capital Growth
                         Management, L.P. ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc.**      Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc.**      Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.**      Loomis, Sayles & Company, L.P.*
Draycott International   TNE Advisers, Inc.**      Draycott Partners, Ltd.
 Equity
Davis Venture Value      TNE Advisers, Inc.**      Davis Selected Advisers, Inc.
Alger Equity Growth      TNE Advisers, Inc.**      Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Government
Salomon Brothers         TNE Advisers, Inc.**      Salomon Brothers Asset Management, Inc.
 Strategic Bond
 Opportunities

 * An affiliate of NELICO
** A subsidiary of NELICO

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those Series were advised by their current sub-adviser, except as follows. NEMLICO, the former parent of NELICO, itself served as investment adviser to the Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed its responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management division was reorganized into CGM. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval, if necessary). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1996:

                                                   PURCHASES      SALES
                                                  ------------ ------------
   Capital Growth Series                          $192,435,910 $125,337,191
   Back Bay Advisors Money Market Series            98,065,488   87,200,674
   Back Bay Advisors Bond Income Series             18,719,861   11,239,097
   Back Bay Advisors Managed Series                 13,159,539    7,382,329
   Westpeak Stock Index Series                      16,840,737    7,613,106
   Westpeak Growth and Income Series                11,290,092    4,514,904
   Loomis Sayles Avanti Growth Series               14,804,586    7,554,161
   Loomis Sayles Small Cap Series                   20,487,120    6,016,762
   Loomis Sayles Balanced Series                     3,720,239      699,768
   Draycott International Equity Series              5,234,589    1,560,413
   Davis Venture Value Series                       16,761,770    3,814,839
   Alger Equity Growth Series                       25,051,802    7,538,044
   Salomon Brothers U.S. Government Series*             47,709      --
   Salomon Brothers Strategic Bond Opportunities
    Series*                                             28,407      --
   VIP Equity-Income Series                         40,788,600   18,781,619
   VIP Overseas Series                              29,417,696   19,661,090
   VIP High Income Series                            3,849,778    1,456,754
   VIP II Asset Manager Series                       2,822,409    1,496,363

* For the period July 1, 1996 (Commencement of Operations of the sub-account) through December 31, 1996.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of the American Gateway Series, the mortality and expense risk charge is deducted monthly from cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.17%    (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%
Bond Income.............   1.91%     7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%
Money Market............   6.16%     7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.40%)   15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%
Managed.................  (0.89%)    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.47%   (0.62%)  29.90%   17.20%
Growth and Income.............................................................   13.97%   (1.55%)  35.99%   17.68%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.29%    6.69%   34.62%   13.88%
Overseas......................................................................   14.57%    1.37%    9.30%   12.82%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.45%)  28.40%   30.22%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.58%)  20.18%   13.63%
Asset Manager..........................................................................   (4.41%)  16.55%   14.20%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.84%   12.78%
Balanced........................................................................................   13.75%   16.50%
International Equity............................................................................    3.85%    6.30%
Venture Value...................................................................................   21.64%   25.40%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  52.02%    (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%
Bond Income.............   1.81%     7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%
Money Market............   6.05%     7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.46%)   15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%
Managed.................  (0.96%)    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.39%   (0.72%)  29.77%   17.08%
Growth and Income.............................................................   13.90%   (1.65%)  35.85%   17.56%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.22%    6.59%   34.49%   13.77%
Overseas......................................................................   14.49%    1.27%    9.19%   12.70%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.52%)  28.27%   30.09%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.61%)  20.06%   13.52%
Asset Manager..........................................................................   (4.45%)  16.43%   14.09%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.76%   12.66%
Balanced........................................................................................   13.67%   16.39%
International Equity............................................................................    3.79%    6.19%
Venture Value...................................................................................   21.56%   25.27%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.79%    (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%
Bond Income.............   1.65%     7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%
Money Market............   5.89%     6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.55%)   15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%
Managed.................  (1.06%)    8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.28%   (0.87%)  29.57%   16.90%
Growth and Income.............................................................   13.78%   (1.80%)  35.65%   17.38%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.11%    6.43%   34.29%   13.59%
Overseas......................................................................   14.38%    1.12%    9.02%   12.53%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.61%)  28.08%   29.90%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.66%)  19.88%   13.35%
Asset Manager..........................................................................   (4.49%)  16.26%   13.91%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.64%   12.49%
Balanced........................................................................................   13.56%   16.21%
International Equity............................................................................    3.68%    6.03%
Venture Value...................................................................................   21.44%   25.08%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.34%    (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%
Bond Income.............   1.35%     7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%
Money Market............   5.57%     6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (12.73%)   15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%
Managed.................  (1.26%)    8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.05%   (1.16%)  29.19%   16.55%
Growth and Income.............................................................   13.55%   (2.09%)  35.25%   17.03%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    8.89%    6.11%   33.89%   13.25%
Overseas......................................................................   14.15%    0.82%    8.70%   12.19%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.80%)  27.69%   29.50%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.76%)  19.53%   13.00%
Asset Manager..........................................................................   (4.59%)  15.91%   13.57%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.39%   12.15%
Balanced........................................................................................   13.33%   15.86%
International Equity............................................................................    3.48%    5.71%
Venture Value...................................................................................   21.20%   24.71%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  51.56%    (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%
Bond Income.............   1.50%     7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%
Money Market............   5.73%     6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............. (13.06%)   15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%
Managed.................  (1.15%)    8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Avanti Growth.................................................................   14.16%   (1.01%)  29.38%   16.72%
Growth and Income.............................................................   13.67%   (1.94%)  35.45%   17.21%
                                                                                4/30/93- 1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94 12/31/95 12/31/96
-----------                                                                     -------- -------- -------- --------
Equity-Income.................................................................    9.00%    6.27%   34.09%   13.42%
Overseas......................................................................   14.26%    0.97%    8.86%   12.36%
                                                                                         5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
Small Cap..............................................................................   (3.71%)  27.88%   29.70%
                                                                                         8/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94 12/31/95 12/31/96
-----------                                                                              -------- -------- --------
High Income............................................................................   (0.71%)  19.71%   13.17%
Asset Manager..........................................................................   (4.54%)  16.08%   13.74%
                                                                                                  5/1/95-  1/1/96-
SUB-ACCOUNT                                                                                       12/31/95 12/31/96
-----------                                                                                       -------- --------
Equity Growth...................................................................................   24.51%   12.32%
Balanced........................................................................................   13.44%   16.03%
International Equity............................................................................    3.58%    5.87%
Venture Value...................................................................................   21.32%   24.89%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -------------------------------------------------------------------------------------------
                         1/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Bond Income.............   2.27%     8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)   21.20%    4.61%
Money Market............   6.53%     7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%     5.70%    5.13%
                         5/1/87-   1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-   1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT              12/31/87  12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96
-----------              --------  -------- -------- -------- -------- -------- -------- --------- -------- --------
Stock Index............. (12.20%)   16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%    36.92%   22.47%
Managed.................  (0.66%)    9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)   31.26%   15.03%
                                                                                4/30/93-  1/1/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                     12/31/93 12/31/94  12/31/95 12/31/96
-----------                                                                     -------- --------- -------- --------
Avanti Growth.................................................................   14.74%   (0.27%)   30.35%   17.61%
Growth and Income.............................................................   14.24%   (1.21%)   36.47%   18.10%
                                                                                          5/2/94-  1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Small Cap..............................................................................   (3.23%)   28.84%   30.68%
                                                                                         10/31/94- 1/1/95-  1/1/96-
SUB-ACCOUNT                                                                              12/31/94  12/31/95 12/31/96
-----------                                                                              --------- -------- --------
Equity Growth..........................................................................   (4.20%)   48.69%   13.17%
Balanced...............................................................................   (0.10%)   24.79%   16.91%
International Equity...................................................................    2.60%     6.23%    6.67%
Venture Value..........................................................................   (3.50%)   39.28%   25.84%
U.S. Government........................................................................    0.60%    15.02%    3.31%
Strategic Bond Opportunities...........................................................   (1.40%)   19.38%   14.36%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

                       INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheet of New England Life Insurance Company (formally New England Variable Life Insurance Company) and subsidiaries as of December 31, 1996, and the related consolidated statement of earnings, equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) has adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) has reflected the effects of the changes in corporate organization.

The consolidated balance sheet of the Company and subsidiaries as of December 31, 1995 and the related consolidated statements of earnings, equity, and cash flows for the periods ended December 31, 1995 and 1994 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

Deloitte & Touche LLP

February 18, 1997
Boston, Massachusetts

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                                            NOTES      1996           1995
                                            ----- -------------- --------------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair
   Value................................... 2,11  $  524,284,643 $  575,834,866
  Held to Maturity, at Amortized Cost......           29,666,318     36,550,618
  Mortgage Loans on Real Estate............ 2,11        --            2,210,153
  Policy Loans.............................   11      76,262,779     58,210,498
  Real Estate..............................            1,701,981       --
  Short-Term Investments...................   11     156,559,460     20,828,254
  Other Invested Assets....................           12,956,434        206,000
                                                  -------------- --------------
  Total Investments........................          801,431,615    693,840,389
  Cash and Cash Equivalents................   11      49,147,342     35,129,015
  Deferred Policy Acquisition Costs........          434,636,666    353,809,245
  Accrued Investment Income................           13,712,748     14,621,811
  Premiums and Other Receivables...........    4       5,941,433     10,311,027
  Other Assets.............................           95,106,160     11,148,103
  Separate Account Assets..................        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Assets...........................       $2,606,935,462 $1,867,044,306
                                                  ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.....................    4  $  464,888,914 $  446,687,020
Policyholder Account Balances.............. 4,11     181,594,090    138,831,391
Other Policyholder Funds...................   11       2,071,162      2,353,586
Policyholder Dividends Payable.............            9,018,002      7,346,500
Short and Long-Term Debt................... 8,11      84,056,337     79,347,546
Income Taxes Payable:                          5
  Current..................................            6,272,302      9,179,749
  Deferred.................................           39,463,081     54,981,645
Other Liabilities..........................           62,190,384     25,629,031
Separate Account Liabilities...............        1,206,959,498    748,184,716
                                                  -------------- --------------
    Total Liabilities......................        2,056,513,770  1,512,541,184
                                                  -------------- --------------
Commitments and Contingencies (Notes 2, 4,
 8 and 9)..................................
EQUITY
Common Stock...............................            2,500,000      2,500,000
Contributed Capital........................          497,945,598    289,099,450
Retained Earnings..........................           46,248,721     36,547,252
Net Unrealized Investment Gains............    3       3,727,373     26,356,420
                                                  -------------- --------------
    Total Equity...........................          550,421,692    354,503,122
                                                  -------------- --------------
Total Liabilities and Equity...............       $2,606,935,462 $1,867,044,306
                                                  ============== ==============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                   NOTES     1996         1995         1994
                                   ----- ------------ ------------ ------------
REVENUES
Premiums, net....................     4  $ 37,410,040 $ 38,565,735 $206,099,650
Universal Life and Investment-
 Type Product Policy Fee Income..         101,755,632   79,371,437   63,349,660
Net Investment Income............     3    49,628,343   41,815,075    4,069,355
Investment Gains (Losses), Net...     3    15,979,267   21,979,906      (64,081)
Commissions, Fees and Other In-
 come............................          44,929,609   34,554,617  264,883,323
                                         ------------ ------------ ------------
Total Revenues...................         249,702,891  216,286,770  538,337,907
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits, net.......     4    65,520,519   55,810,172  435,150,792
Interest Credited to Policyholder
 Account Balances................           5,557,652    2,564,651      904,003
Policyholder Dividends...........          14,829,641   13,953,664    7,232,042
Other Operating Costs and Ex-
 penses..........................         151,043,021  110,890,061   83,725,839
                                         ------------ ------------ ------------
Total Benefits and Other Deduc-
 tions...........................         236,950,833  183,218,548  527,012,676
                                         ------------ ------------ ------------
Earnings from Continuing
 Operations before Income Taxes..          12,752,058   33,068,222   11,325,231
Income Taxes.....................     5     3,050,589   12,302,605    4,188,483
                                         ------------ ------------ ------------
NET EARNINGS.....................        $  9,701,469 $ 20,765,617 $  7,136,748
                                         ============ ============ ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                        NET
                              COMMON                 UNREALIZED
                             STOCK &                 INVESTMENT
                           CONTRIBUTED   RETAINED      GAINS
                             CAPITAL     EARNINGS     (LOSSES)       TOTAL
                           ------------ ----------- ------------  ------------
BALANCES AT JANUARY 1,
 1994..................... $175,028,227 $ 8,644,887 $    104,801  $183,777,915
Net Earnings..............                7,136,748                  7,136,748
Change in Net Unrealized
 Investment Gains
 (Losses).................                              (774,432)     (774,432)
Contributed Capital.......   53,028,000                             53,028,000
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1994.....................  228,056,227  15,781,635     (669,631)  243,168,231
Net Earnings..............               20,765,617                 20,765,617
Change in Net Unrealized
 Investment Gains
 (Losses).................                            27,026,051    27,026,051
Contributed Capital.......   63,543,223                             63,543,223
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1995.....................  291,599,450  36,547,252   26,356,420   354,503,122
Net Earnings..............                9,701,469                  9,701,469
Change in Net Unrealized
 Investment Gains
 (Losses).................                           (22,629,047)  (22,629,047)
Contributed Capital.......  208,846,148                            208,846,148
                           ------------ ----------- ------------  ------------
BALANCES AT DECEMBER 31,
 1996..................... $500,445,598 $46,248,721 $  3,727,373  $550,421,692
                           ============ =========== ============  ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES....................... $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   -------------  -------------  -------------
Cash Flows from Investing
 Activities:
  Sales, Maturities and Repayments
   of:
    Available for Sale Fixed
     Maturities...................   276,420,158    538,296,916     13,480,392
    Held to Maturity Fixed
     Maturities...................    10,519,220        625,000       --
    Mortgage Loans on Real Estate.     2,210,152         11,789          8,000
  Purchases of:
    Available for Sale Fixed
     Maturities...................  (259,713,146)  (983,517,566)  (121,490,180)
    Real Estate...................      (480,007)      --             --
    Fixed Asset Property and
     Equipment....................    (3,786,192)      --             --
    Other Assets..................   (11,024,000)       (15,000)       (32,000)
  Net Change in Short-Term
   Investments....................  (135,731,206)   379,325,026     13,737,203
  Net Change in Policy Loans......   (18,052,280)   (14,243,155)   (13,293,625)
  Other, Net......................        66,820       (114,000)     2,255,589
                                   -------------  -------------  -------------
NET CASH USED IN INVESTING
 ACTIVITIES.......................  (139,570,481)   (79,630,990)  (105,334,621)
                                   -------------  -------------  -------------
Cash Flows from Financing
 Activities:
  Common Stock....................
  Capital Contributions...........   159,162,170      9,515,000     52,698,000
  Borrowed Money..................                   25,000,000     50,000,000
  Policyholder Account Balances:
    Deposits......................   482,551,966    281,761,424    201,732,909
    Withdrawals...................  (364,932,882)  (148,402,748)  (108,766,575)
  Financial Reinsurance
   Receivables....................   (37,518,575)      --             --
                                   -------------  -------------  -------------
NET CASH PROVIDED BY FINANCING
 ACTIVITIES.......................   239,262,679    167,873,676    195,664,334
                                   -------------  -------------  -------------
Change in Cash and Cash
 Equivalents......................    14,018,327    (23,591,221)    44,267,121
Cash and Cash Equivalents,
 Beginning of Year................    35,129,015     58,720,236     14,453,115
                                   -------------  -------------  -------------
CASH AND CASH EQUIVALENTS, END OF
 YEAR............................. $  49,147,342  $  35,129,015  $  58,720,236
                                   =============  =============  =============
Supplemental Cash Flow
 Information:
  Interest Paid................... $   1,523,134  $   1,277,033  $      --
                                   =============  =============  =============
  Income Taxes Paid............... $   4,720,928  $   6,764,653  $     132,000
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                       1996           1995           1994
                                   -------------  -------------  -------------
NET EARNINGS.....................  $   9,701,469  $  20,765,617  $   7,136,748
Adjustments to Reconcile Net
 Earnings to Net Cash Provided by
 (Used in) Operating Activities:
  Change in Deferred Policy
   Acquisition Costs, Net........    (68,626,162)   (45,823,425)  (128,219,002)
  Change in Accrued Investment
   Income........................        909,063    (11,507,438)       (87,020)
  Change in Premiums and Other
   Receivables...................      4,369,594     (4,072,681)    (1,494,680)
  Investment (Gains) Losses, Net.    (15,979,267)   (21,979,906)        64,081
  Depreciation and Amortization
   Expenses......................      4,119,881      5,724,945         99,912
  Change in Transfer to Separate
   Account.......................     (2,242,885)     1,412,264        105,477
  Interest Credited to
   Policyholder Account Balances.      5,557,652      2,564,651        904,003
  Universal Life and Investment-
   Type Product Policy Fee
   Income........................   (101,755,632)   (79,371,437)   (63,349,660)
  Change in Future Policy
   Benefits......................     18,201,894     14,538,593    125,898,745
  Change in Other Policyholder
   Funds.........................       (282,879)     1,789,475        156,400
  Change in Policyholder
   Dividends Payable.............      1,671,502        114,458      7,232,042
  Change in Income Taxes Payable.     (6,633,789)    10,210,526     10,337,032
  Other, Net.....................     65,315,688     (6,199,549)    (4,846,670)
                                   -------------  -------------  -------------
NET CASH USED IN OPERATING
 ACTIVITIES......................  $ (85,673,871) $(111,833,907) $ (46,062,592)
                                   =============  =============  =============

          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company") is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 31, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO), was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities for the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,003,770 consisting of $128,412,170 of cash and $79,591,600 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000,000 in cash. The total contributed capital for 1996 equaled $228,003,770.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are Exeter Reassurance Company, Ltd., New England Pension and Annuity Company and Newbury Insurance Company Limited for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC") and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000,000 each claim, $1,000,000 annual aggregate each insured, $3,500,000 and $3,000,000 annual aggregate all insured in 1996 and 1995 respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation") and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of NELICO for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The cumulative effect of such adoption as of January 1, 1994 has been reflected in an adjustment of equity at January 1, 1994 (see Note 12).

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $104,801, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

 VALUATION OF INVESTMENTS

Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair market value. Unrealized holding gains and losses on fixed maturity securities available for sale are reported as a separate component of equity. Such amounts are net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. All securities are recorded on a trade date basis.

The Company's mortgage loan on real estate was carried at outstanding principal balance. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. The mortgage loan was in good standing at December 31, 1995 and no allowance for loss was required.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

 INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues.

 PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $3,117,743 and $0 at December 31, 1996 and 1995, respectively. Related depreciation and amortization expense was $3,117,743, $0 and $0 for the years ended December 31, 1996, 1995 and 1994, respectively.

 RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life policies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

 DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and for investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

                      NEW ENGLAND LIFE INSURANCE COMPANY

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

 INCOME TAXES

NELICO files a consolidated Federal Income Tax return with Exeter Reassurance Company, Ltd. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1996 and 1995, respectively, the Company received capital contributions in the form of transfer of assets of $49,683,978 and $54,028,223. In 1994, $296,815,969 of bonds were received in support of the coinsurance treaty with NEMLICO.

 ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      NEW ENGLAND LIFE INSURANCE COMPANY

2. INVESTMENTS

 DEBT SECURITIES

The carrying value, gross unrealized gain (loss) and estimated fair value of fixed securities, by category, as of December 31, 1996 and 1995 are shown below.

HELD TO MATURITY SECURITIES

                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  7,344,149 $    51,289 $    6,095 $  7,298,955
  States and political subdi-
   visions....................      517,770      38,031                 479,739
  Corporate...................   22,648,666     860,180     99,138   21,887,624
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 30,510,585 $   949,500 $  105,233 $ 29,666,318
                               ============ =========== ========== ============

HELD TO MATURITY SECURITIES
                                               GROSS UNREALIZED
                                ESTIMATED   ----------------------  AMORTIZED
                                FAIR VALUE     GAIN        LOSS        COST
                               ------------ ----------- ---------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  9,695,983 $   179,024 $          $  9,516,959
  States and political subdi-
   visions....................      530,650      60,604                 470,046
  Corporate...................   26,599,841     257,222    170,994   26,513,613
  Other.......................       50,000                              50,000
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $ 36,876,474 $   496,850 $  170,994 $ 36,550,618
                               ============ =========== ========== ============

AVAILABLE FOR SALE SECURITIES
                                               GROSS UNREALIZED
                                AMORTIZED   ----------------------  ESTIMATED
                                   COST        GAIN        LOSS     FAIR VALUE
                               ------------ ----------- ---------- ------------
1996
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government
   corporations and agencies.. $  5,464,659 $    46,737 $   24,580 $  5,486,816
  Foreign governments.........    1,577,439       1,147     57,272    1,521,314
  Corporate...................  505,682,553  18,637,259  7,092,856  517,226,956
  Mortgage-backed securities..       48,759         798                  49,557
                               ------------ ----------- ---------- ------------
Total Fixed Maturities........ $512,773,410 $18,685,941 $7,174,708 $524,284,643
                               ============ =========== ========== ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

AVAILABLE FOR SALE SECURITIES

                                                GROSS UNREALIZED
                                  AMORTIZED   --------------------  ESTIMATED
                                     COST        GAIN       LOSS    FAIR VALUE
                                 ------------ ----------- -------- ------------
1995
Fixed Maturities:
 Bonds:
  U.S. Treasury Securities and
   obligations of
   U.S. government corporations
   and agencies................. $  1,991,186 $       746 $  1,135 $  1,990,797
  Foreign governments...........    3,017,691     178,111             3,195,802
  Corporate.....................  512,320,546  58,440,764  183,844  570,577,466
  Mortgage-backed securities....       69,877         924                70,801
                                 ------------ ----------- -------- ------------
Total Fixed Maturities.......... $517,399,300 $58,620,545 $184,979 $575,834,866
                                 ============ =========== ======== ============

Included in net unrealized appreciation (deprection) of investments are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized appreciation (depreciation) of investments consists of the following:

                                                               1996     1995
                                                              ------- --------
   Net unrealized gains on investments....................... $ 8,213 $372,881
   Unrealized gains (losses) on the maturity of forward con-
    tracts...................................................  13,665  (76,214)
                                                              ------- --------
                                                              $21,878 $296,667
                                                              ======= ========

The estimated fair value and amortized cost of bonds classified as held to maturity, by contractual maturity, at December 31, 1996 are shown below.

                                                         ESTIMATED   AMORTIZED
                                                        FAIR VALUE     COST
                                                        ----------- -----------
   Due in one year or less............................. $ 3,792,488 $ 3,783,539
   Due after one year through five years...............   8,714,767   8,791,593
   Due after five years through ten years..............  17,503,330  16,591,186
   Due after ten years.................................     500,000     500,000
                                                        ----------- -----------
     Total............................................. $30,510,585 $29,666,318
                                                        =========== ===========

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1996 are shown below.

                                                       AMORTIZED    ESTIMATED
                                                          COST      FAIR VALUE
                                                      ------------ ------------
   Due in one year or less........................... $            $
   Due after one year through five years.............   23,380,259   23,820,548
   Due after five years through ten years............   51,941,867   51,169,921
   Due after ten years...............................  437,402,525  449,244,617
                                                      ------------ ------------
     Subtotal........................................  512,724,651  524,235,086
   Mortgage-backed securities........................       48,759       49,557
                                                      ------------ ------------
       Total......................................... $512,773,410 $524,284,643
                                                      ============ ============

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                      NEW ENGLAND LIFE INSURANCE COMPANY

 ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1996, the trust held $786,828 of cash and $468,847,351 of bonds and short-term investments, and at December 31, 1995 $487,268,195 of bonds and short-term investments.

 MORTGAGE LOANS

As of December 31, 1995 the mortgage loan investment was collateralized by industrial property in Baltimore, Maryland.

 ASSETS ON DEPOSIT

As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $5,884,253 and $6,486,794, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of investment income are as follows:

                                                 1996        1995        1994
                                              ----------- ----------- ----------
   Fixed maturities.........................  $44,629,921 $39,264,322 $1,597,939
   Mortgage loans on real estate............      110,037     233,974    235,138
   Real estate..............................       55,149
   Policy loans.............................    3,734,183   2,831,097  1,996,359
   Cash, cash equivalents and short-term in-
    vestments...............................    3,656,448   1,173,815    597,425
   Other investment income..................       37,135
                                              ----------- ----------- ----------
   Gross investment income..................   52,222,873  43,503,208  4,426,861
   Investment expenses......................    2,594,530   1,688,133    357,506
                                              ----------- ----------- ----------
   Investment income, net...................  $49,628,343 $41,815,075 $4,069,355
                                              =========== =========== ==========

Investment gains (losses) are summarized as follows:

                                                1996        1995        1994
                                             ----------- -----------  --------
   Fixed maturities......................... $15,467,124 $21,981,201  $(64,090)
   Other....................................     512,143      (1,295)        9
                                             ----------- -----------  --------
   Investment gains (losses), net........... $15,979,267 $21,979,906  $(64,081)
                                             =========== ===========  ========

Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $275,008,306, $518,416,727 and $13,127,940 respectively.
During 1996, 1995 and 1994, respectively, gross gains of $19,109,340, $22,557,997 and $77,319, and gross losses of $3,878,497, $576,796, and
$141,409 were realized on those sales.

                      NEW ENGLAND LIFE INSURANCE COMPANY

Proceeds from the call of direct issue bonds classified as held to maturity during 1996, 1995 and 1994 were $5,290,796, $0, and $0, respectively. During 1996, 1995 and 1994, respectively, gross gains of $236,280, $0 and $0, and gross losses of $0, $0, and $0 were realized due to prepayment premiums received. There were no sales of fixed maturities classified as held to maturity.

The unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                             1996          1995        1994
                                         ------------  ------------  ---------
   Year ended December 31
   Balance, beginning of year..........  $ 26,356,420  $   (669,631) $ 104,801
     Change in unrealized investment
      gains (losses)...................   (46,851,102)   58,946,561        --
     Effect of adopting SFAS No. 115...           --            --    (931,481)
     Change in unrealized investment
      gains (losses) attributable to:
       Deferred policy acquisition cost
        allowances.....................    12,210,988   (17,883,703)    98,294
       Deferred income tax (expense)
        benefit........................    12,011,067   (14,036,807)    58,755
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ------------  ------------  ---------
   December 31
   Balance, end of year, comprises:
    Unrealized investment gains (loss-
     es) on:
     Fixed maturities..................   $11,524,866  $ 58,369,351  $(574,586)
     Other.............................        (4,327)        2,290       (334)
                                         ------------  ------------  ---------
                                           11,520,539    58,371,641   (574,920)
   Amounts of unrealized investment
    gains (loss)
    attributable to:
     Deferred policy acquisition cost
      allowances.......................    (5,755,640)  (17,966,628)   (82,925)
     Deferred income taxes.............    (2,037,526)  (14,048,593)   (11,786)
                                         ------------  ------------  ---------
   Balance, end of year................  $  3,727,373  $ 26,356,420  $(669,631)
                                         ============  ============  =========

Net unrealized investment gains at December 31, 1996, before deferred Federal income tax, reflects gross unrealized gains of $18,685,941 and gross unrealized losses of $7,174,708.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                          1996          1995          1994
                                      ------------  ------------  -------------
   Direct premiums................... $  2,681,689  $  2,794,103  $     329,113
   Reinsurance assumed...............   67,482,752    69,329,831    402,121,966
   Reinsurance ceded.................  (32,754,401)  (33,558,199)  (196,351,429)
                                      ------------  ------------  -------------
   Net premiums earned............... $ 37,410,040  $ 38,565,735  $ 206,099,650
                                      ============  ============  =============

                      NEW ENGLAND LIFE INSURANCE COMPANY

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $23,961,773, $22,577,080 and $4,948,808 for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $0.2 million and $0 million at December 31, 1996 and 1995, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended.

NELICO and its eligible subsidiary file a consolidated U.S. income tax return and other subsidiaries file separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                            CURRENT     DEFERRED       TOTAL
                                          -----------  -----------  -----------
   1996
   Federal............................... $ 5,333,391  $(1,531,395) $ 3,801,996
   State and Local.......................                 (751,407)    (751,407)
                                          -----------  -----------  -----------
   Total................................. $ 5,333,391  $(2,282,802) $ 3,050,589
                                          ===========  ===========  ===========
   1995
   Federal............................... $ 5,503,644 $  6,354,610  $11,858,254
   State and Local.......................                  444,351      444,351
                                          -----------  -----------  -----------
   Total................................. $ 5,503,644  $ 6,798,961  $12,302,605
                                          ===========  ===========  ===========
   1994
   Federal............................... $(1,960,017) $ 5,557,870  $ 3,597,853
   State and Local.......................                  590,630      590,630
                                          -----------  -----------  -----------
   Total................................. $(1,960,017) $ 6,148,500  $ 4,188,483
                                          ===========  ===========  ===========

Reconciliations of the differences between income taxes computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                            1996         1995         1994
                                        ------------  -----------  -----------
   Income before taxes................. $ 12,752,058  $33,068,222  $11,325,231
   Income tax rate.....................          35%          35%          35%
                                        ------------  -----------  -----------
   Expected income tax expense at
    federal statutory
    income tax rate....................    4,463,220   11,573,878    3,963,831
   Tax effect of:
     Change in valuation allowance.....  (13,948,000)    (413,000)    (402,850)
     NOL benefit write-off.............   13,012,000      --           --
     State and local income taxes......     (488,415)     288,828      383,910
     Tax credits.......................
     Other, net........................       11,784      852,899      243,592
                                        ------------  -----------  -----------
   Income Tax Expense (Benefit)........ $  3,050,589  $12,302,605  $ 4,188,483
                                        ============  ===========  ===========

                      NEW ENGLAND LIFE INSURANCE COMPANY

The deferred tax asset or liability recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax asset or liability at December 31, 1996 and 1995 are as follows:

                                                      1996           1995
                                                  -------------  -------------
   Deferred tax assets:
     Policyholder liabilities.................... $  83,303,973  $  69,491,980
     Net operating loss carryforward.............    12,547,940     13,012,000
     Other.......................................    14,690,260      9,890,697
                                                  -------------  -------------
   Total gross assets............................   110,542,173     92,394,677
     Less valuation allowance....................                  (13,948,000)
                                                  -------------  -------------
   Asset, net of valuation allowance.............   110,542,173     78,446,677
                                                  -------------  -------------
   Deferred tax liabilities
     Investments.................................    (2,526,047)    (7,185,868)
     Deferred policy acquisition costs...........  (132,964,603)  (106,477,179)
     Net unrealized capital gains................    (2,037,526)   (14,048,593)
     Other.......................................   (12,477,078)    (5,716,682)
                                                  -------------  -------------
   Total gross liabilities.......................  (150,005,254)  (133,428,322)
                                                  -------------  -------------
   Net deferred tax liability.................... $ (39,463,081) $ (54,981,645)
                                                  =============  =============

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                            1996         1995          1994
                                        ------------  -----------  ------------
   Policyholder liabilities............ $(17,818,264) $(4,109,738) $(25,551,114)
   Net operating loss carryforward.....      464,060
   Deferred policy acquisition costs...   21,827,603   13,877,584    32,756,212
   Other, net..........................   (6,756,201)  (2,968,885)   (1,056,598)
                                        ------------  -----------  ------------
   Total............................... $ (2,282,802) $ 6,798,961  $  6,148,500
                                        ============  ===========  ============

6. EMPLOYEE BENEFIT PLANS

The Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (together the "Plan") cover substantially all of the Company's employees. Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The net pension cost charged to income in 1996, 1995, and 1994 was $159,000, $150,000, and $145,000, respectively. These amounts are not representative of the net pension cost that can be expected to be charged to income in future years, because substantially all the Company's employees were employed by NEMLICO prior to the merger, and, correspondingly, substantially all net pension cost was incurred by NEMLICO. The amounts of net periodic pension cost disclosed below are more indicative of the net pension cost that will be incurred in future years.

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Service cost......................  $  5,761,000  $  4,797,000  $  6,575,000
   Interest cost on projected benefit
    obligation.......................    12,489,000    11,012,000    10,590,000
   Actual return on assets...........   (15,468,000)  (21,221,000)    2,121,000
   Net amortization and deferrals....     6,009,000    13,059,000   (10,002,000)
                                       ------------  ------------  ------------
   Net periodic pension cost.........  $  8,791,000  $  7,647,000  $  9,284,000
                                       ============  ============  ============

The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The following information for the plan includes amounts relating to NEMLICO.

                                                         1996          1995
                                                     ------------  ------------
   Actuarial present value of accumulated plan ben-
    efits..........................................  $133,000,000  $119,000,000
                                                     ============  ============
   Projected benefit obligation....................   182,000,000   168,000,000
                                                     ============  ============
   Net assets available for plan benefits..........   130,992,000   116,000,000
                                                     ============  ============
   Unrecognized prior service cost.................       224,000     3,954,000
                                                     ============  ============
   Unrecognized net (loss) from past experience
    difference from that assumed...................   (37,327,000)  (47,300,000)
                                                     ============  ============
   Unamortized transition gains....................  $  4,015,000  $  5,185,000
                                                     ============  ============

The weighted average discount rate was 7.5%, 8.0% and 7.5% in 1996, 1995 and 1994, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1996, 1995 and 1994. Plan assets consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.5% for 1996, 1995 and 1994.

 OTHER POSTRETIREMENT BENEFITS

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

The following sets forth the plan's fiscal year end funded status reconciled with amounts reported in the financial statements of MetLife. Subsequent to the merger, substantially all employees covered by the plan are employed by the Company. Accordingly, in future years these disclosures will reconcile to amounts reported on the Company's balance sheet and income statement.

                                                           1996        1995
                                                        ----------- -----------
   Accumulated postretirement benefit obligation:
     Retirees.......................................... $28,566,000 $31,696,000
     Fully eligible active plan participants...........   5,482,000   7,075,000
     All other actives.................................  11,098,000  14,200,000
                                                        ----------- -----------
   Total...............................................  45,146,000  52,971,000
   plus: unrecognized net gain.........................  19,997,000  12,654,000
                                                        ----------- -----------
   Accrued postretirement benefit liability............ $65,143,000 $65,625,000
                                                        =========== ===========

                                            1996         1995         1994
                                         -----------  -----------  ----------
   The components of net postretirement
    benefit cost were:
     Service cost......................  $   876,000  $   876,000  $1,070,000
     Interest cost.....................    3,183,000    3,768,000   3,926,000
     Amortization of gain..............   (1,155,000)  (1,043,000)   (922,000)
                                         -----------  -----------  ----------
   Net periodic postretirement benefit
    cost...............................  $ 2,904,000  $ 3,601,000  $4,074,000
                                         ===========  ===========  ==========

Net periodic postretirement benefit costs for the years ended December 31, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.25%, 8.5% and 8.0% for 1996, 1995 and 1994, respectively. The Company made contributions to the plan of $3,386,000 in 1996, $3,700,000 in 1995 and $3,579,000 in 1994, as claims were incurred.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The discount rate used to determine the accumulated postretirement benefit obligation was 7.50% and 7.25% as of December 31, 1996 and 1995 respectively. The health care cost trend rate was 8.2% graded to 5.0% over 8 years for 1996, and 8.6% graded to 5.5% over 8 years for 1995. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

 LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1997 and the succeeding four years are $10,942,951, $10,690,820, $10,919,215, $9,269,160 and $8,686,613, respectively, and
$51,208,079 thereafter. Minimum future sub-lease rental income on these noncancelable leases is $3,202,010, $3,336,379, $3,336,379, $3,336,379 and
$3,336,379 for 1997 and the succeeding four years, respectively, and $16,518,626 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus .6% per annum payable monthly, 5.7% at December 31, 1996 and 5.8% at December 31, 1995. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value.

Exeter privately placed $75,118,152 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000,000. The issue costs of the Notes of $130,000 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870,000. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                           1996          1995          1994
                                       ------------  ------------  ------------
   Compensation costs................  $ 36,172,270  $ 23,629,621  $ 18,807,641
   Commissions.......................    51,616,356    37,476,445    37,220,361
   Debt expense......................     6,261,153     5,658,756       --
   Amortization of policy acquisition
    costs............................    29,390,090    32,664,723    23,130,743
   Capitalization of policy
    acquisition costs................   (98,016,252)  (65,850,148)  (63,779,884)
   Rent expense, net of sub-lease
    income of
    $119,272, $0 and $0..............     3,060,243     1,609,487     1,288,197
   Other.............................   122,559,161    75,701,177    67,058,781
                                       ------------  ------------  ------------
   Total.............................  $151,043,021  $110,890,061  $ 83,725,839
                                       ============  ============  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                        CARRYING    ESTIMATED
DECEMBER 31, 1996:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $553,950,961 $554,795,228
  Policy loans.......................................   76,262,779   76,262,779
  Short-term investments.............................  156,559,460  156,559,460
  Cash and cash equivalents..........................   49,147,342   49,147,342
  Separate Account Assets............................  192,632,348  192,632,348
Liabilities
  Policyholder account balances......................    6,269,574    6,031,664
  Other policyholder funds...........................    2,071,162    2,071,162
  Short and long-term debt...........................   84,056,337   84,056,337
  Separate Account Balances..........................  208,269,567  192,632,348
                                                        CARRYING    ESTIMATED
DECEMBER 31, 1995:                                       VALUE      FAIR VALUE
------------------                                    ------------ ------------
Assets
  Fixed Maturities................................... $612,385,484 $612,711,339
  Mortgage loans.....................................    2,210,153    2,210,153
  Policy loans.......................................   58,210,498   58,210,498
  Short-term investments.............................   20,828,254   20,828,254
  Cash and cash equivalents..........................   35,129,015   35,129,015
  Separate Account Assets............................   39,701,263   39,701,263
Liabilities
  Policyholder account balances......................    2,582,913    2,382,538
  Other policyholder funds...........................    2,353,586    2,353,586
  Short and long-term debt...........................   79,347,546   79,347,546
  Separate Account Balances..........................   42,297,885   39,701,263

For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 96 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1996 and 71 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

                      NEW ENGLAND LIFE INSURANCE COMPANY

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The Interpretation and Standard required life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect of all adjustments of initially applying the Interpretation and Standard has been presented as an adjustment to the 1994 opening balance of equity. The components of such adjustments are as follows:

   JANUARY 1, 1994:
   NELICO Historical.............................................. $ 94,378,654
   Other Subsidiaries Combined Historical.........................   13,965,944
                                                                   ------------
                                                                    108,344,598
   Adjustments to GAAP for life insurance companies:
     Future policy benefits and policyholder account balances.....  (92,581,713)
     Deferred policy acquisition costs............................  197,723,446
     Deferred federal income taxes................................  (28,204,895)
     Valuation of investments.....................................      116,100
     Statutory investment valuation reserves......................      206,448
     Statutory interest maintenance reserve.......................       75,672
     Other, net...................................................   (1,901,741)
                                                                   ------------
   Equity......................................................... $183,777,915
                                                                   ============

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                             YEARS ENDED DECEMBER 31,
                                       ---------------------------------------
                                           1996         1995          1994
                                       ------------  -----------  ------------
   Statutory net income (loss)........ $(46,020,586) $   374,833  $(56,208,918)
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account balances..  (41,173,515)  (9,616,060)  (51,901,361)
     Deferred policy acquisition
      costs...........................   68,626,162   45,823,425   128,219,002
     Deferred Federal Income taxes....    2,282,802   (6,798,961)   (6,148,500)
     Statutory interest maintenance
      reserve.........................      231,011         (744)         (221)
     Other, net.......................   25,755,595   (9,016,876)   (6,823,254)
                                       ------------  -----------  ------------
   Net GAAP Earnings.................. $  9,701,469  $20,765,617  $  7,136,748
                                       ============  ===========  ============

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                           YEARS ENDED DECEMBER 31,
                                   -------------------------------------------
                                       1996           1995           1994
                                   -------------  -------------  -------------
   Statutory surplus.............. $ 355,853,248  $ 203,373,628  $ 142,727,150
   Adjustments to GAAP for life
    insurance companies:
     Future policy benefits and
      policyholders account
      balances....................  (195,272,649)  (154,099,134)  (144,483,074)
     Deferred policy acquisition
      costs.......................   434,636,395    353,809,245    325,859,523
     Deferred Federal Income tax-
      es..........................   (40,185,081)   (55,200,949)   (34,365,181)
     Valuation of investments.....    11,502,988     58,062,684        114,109
     Statutory interest mainte-
      nance reserve...............       305,720         74,707         75,451
     Statutory investment valua-
      tion reserves...............     3,334,658        372,954        137,202
     Surplus notes................   (58,910,797)   (54,210,173)   (49,870,000)
     Receivables from reinsurance
      transactions................    26,029,575       --             --
     Other, net...................    13,127,635      2,320,160      2,973,051
                                   -------------  -------------  -------------
   GAAP Equity.................... $ 550,421,692  $ 354,503,122  $ 243,168,231
                                   =============  =============  =============

13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain Administered Contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $88,043,274 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643,521 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875,006 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,557,626. MetLife also made non-cash capital contributions of home-office properties of $10,301,481, socially-responsible investments with a book value of $11,916,278, furniture, equipment and leasehold improvements of $27,816,216 and a cash contribution of $128,412,170. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028,223. NELICO received cash contributions from NEMLICO of $8,215,000 and $11,648,000 in 1995 and 1994, respectively.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid $780,160 for lease payments to MetLife for 1996.

Commissions earned by NES from sales of New England Funds (NEF) shares, a subsidiary of MetLife, amounted to $14,791,000 in 1996. Included in accrued income at December 31, 1996, were amounts receivable for assets-based

                      NEW ENGLAND LIFE INSURANCE COMPANY
commissions from NEF totaling $226,000. In 1996, NES earned asset based income of $7,605,000 on average assets of approximately $3.5 billion under management with NEF.

Exeter has a privately-placed subordinated notes payable to MetLife for $58,910,797 at December 31, 1996 and $54,210,173 at December 31, 1995.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,216,703 which included principal of $2,203,774, and interest of $12,929.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory balance sheet of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Variable Life Insurance Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of
Presentation and Principles of
Consolidation" of Note 1, for which
the date is February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory balance sheet of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations and surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Pension and Annuity Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the
information in the penultimate
paragraph under "Basis of Presentation
and Principles of Consolidation" of
Note 1, for which the date is February
18, 1997

April 23, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory balance sheet of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995 and the related statutory statements of operations and surplus, and cash flows for the year then ended. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statutory financial statements have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the financial position of Exeter Reassurance Company, Ltd. as of December 31, 1995, or the results of its operations or its cash flows for the year then ended. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of Exeter Reassurance Company, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated financial position of New England Securities Corporation as of December 31, 1995, and the consolidated results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of TNE Advisers, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

March 14, 1996

                         INDEPENDENT AUDITORS' REPORT

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the accompanying balance sheets of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings and cash flows for each of the two years in the period ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provisions for the years ended December 31, 1995 and 1994 are adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of Newbury Insurance Company, Limited as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 and 1994, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND

CHARTERED ACCOUNTANTS

                                    Part II

                             RULE 484 UNDERTAKING

         Section 9 OF NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.#

         The prospectus consisting of 131 pages.

         The undertaking to file reports.##

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         The signatures.

         Written consents of the following persons:

                  H. James Wilson, Esq. (see Exhibit 3(i) below)
                  Rodney J. Chandler, F.S.A., M.A.A.A.
                           (see Exhibit 3(ii) below)
                  Sutherland, Asbill & Brennan, L.L.P.
                           (see Exhibit 6 below)
                  Independent Auditors (see Exhibit 11 below)

         The following exhibits:

         1.A.     (1)        January 31, 1983 resolution of the Board of
                              Directors of NEVLICO**
                  (2)        None
                  (3)(a)     Distribution Agreement between NEVLICO and NELESCO*
                    (b)(i)   Form of Contract between NEVLICO and its General
                              Agents+++
                       (ii)  Form of contract between NEVLICO and its Agents+++
                    (c)      Commission Schedule for Policies
                    (d)      Form of contract among NES, TNE, NEVLICO and other
                              broker dealers++

              (4)        None
              (5)  (a)   Specimen of Policy#
                   (b)   Riders and Endorsements #
                   (c)   Acceleration of Benefit Rider####

              (6)  (a)   Amended and restated Articles of Incorporation and
                         amended and restated By- Laws of NELICO###
              (7)        None

              (8)        None
              (9)        None
              (10)       Specimen of Applications for Policy#
           2.            See Exhibit 3(i)
           3.(i)         Opinion and Consent of H. James Wilson, Esquire##
             (ii)        Opinion and Consent of Rodney J. Chandler, F.S.A.,
                         M.A.A.A.
           4.            None
           5.            Inapplicable
           6.            Consent of Sutherland, Asbill & Brennan, L.L.P.

           7.            Powers of Attorney###
           8.            Notice of Withdrawal Right for Policies##
           9.            Inapplicable

          10.            Inapplicable
          11.            Consent of Independent Auditors
          12.            Schedule for computation of performance quotations+
          13.            Consolidated memorandum describing certain procedures,
                          filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii)@@
          14.(i)         Participation Agreement among Variable Insurance
                          Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company++++
             (ii)        Amendment No. 1 to Participation Agreement among
                          Variable Insurance Products Fund, Fidelity
                          Distributors Corporation and New England Variable Life Insurance Company##
             (iii)       Participation Agreement among Variable Insurance
                          Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company##
          27.            Financial Data Schedule

     * Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 2-82838, filed July 28, 1983.

    ** Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 2-82838, filed April 4, 1983.

     + Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed April 28, 1989.

    ++ Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed September 16, 1992.

   +++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed January 12, 1993.

  ++++ Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-64170, filed June 9, 1993.

  @@ Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 28, 1995.

  # Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed December 30, 1994.

  ## Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.


 ### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.


#### Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 30, 1997.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.

                                  New England Variable Life Separate
                                     Account
                                       (Registrant)

                                  By:  New England Life Insurance
                                       Company
                                           (Depositor)


                                  By:  /s/Chester R. Frost
                                       ----------------------
                                       Chester R. Frost
                                       Senior Vice President and
                                       Treasurer

Attest:


/s/Marie C. Swift
----------------------
  Marie C. Swift

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.


                                          New England Life Insurance Company
(Seal)

Attest: /s/Marie C. Swift                 By: /s/Chester R. Frost
       --------------------                  --------------------
          Marie C. Swift                      Chester R. Frost
                                             Senior Vice President and
                                             Treasurer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1997.


        *
----------------------                              Chairman, President and
Robert A. Shafto                                    Chief Executive Officer

        *
----------------------                                     Director
Susan C. Crampton

        *                                         Senior Vice President and
----------------------                                    Treasurer,
Chester R. Frost                                  Chief Accounting Officer

        *
----------------------                                     Director
Edward A. Fox

        *
----------------------                                     Director
George J. Goodman

        *
----------------------                                     Director
Paul E. Gray

        *
----------------------                                     Director
Evelyn E. Handler

        *
----------------------                                     Director
Philip K. Howard

        *
----------------------                                     Director
Harry P. Kamen

        *
----------------------                                     Director
Terence Lennon

        *
----------------------                                     Director
Bernard A. Leventhal

----------------------                                     Director
Thomas J. May

----------------------                                     Director
Stewart G. Nagler

----------------------                             Executive Vice President and
Robert E. Schneider                                   Chief Financial Officer

----------------------                                     Director
Rand N. Stowell

----------------------                                     Director
Alexander B. Trowbridge


                                       By: /s/ Anne M. Goggin
                                           ---------------------
                                           Anne M. Goggin, Esq.
                                            Attorney-in-fact



* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997.

                                 EXHIBIT LIST

                                                                 Sequentially
Exhibit Number               Title                               Numbered Page*
--------------               -----                               --------------

     1.A.(3(c)    Commission Schedule for Policies

     3.    (ii)   Opinion and Consent of Rodney J.
                  Chandler, F.S.A., M.A.A.A.

     6.           Consent of Sutherland, Asbill &
                  Brennan, L.L.P.


     11.          Consent of the Independent Auditors

     27.          Financial Data Schedule








---------
*  Page numbers inserted on manually-signed copy only.